CALVERT SOCIAL INVESTMENT FUND ("CSIF")
(Balanced, Bond, Equity, Money Market, and Enhanced Equity Portfolios)

CALVERT SOCIAL INDEX SERIES, INC.
Calvert Social Index Fund
4550 Montgomery Avenue, Bethesda, Maryland 20814

Statement of Additional Information
January 31, 2008, As revised April 30, 2008

New Account Information:	(800) 368-2748 (301) 951-4820	Shareholder Services:	(800) 368-2745
Broker Services:	(800) 368-2746 (301) 951-4850	TDD for the Hearing-Impaired:	(800) 541-1524

This Statement of Additional Information ("SAI") is not a prospectus. Investors should read the SAI in conjunction with the applicable Portfolio's or Fund's (collectively referred to as the "Funds") Prospectus(es) dated January 31, 2008. Each Fund's audited financial statements included in its most recent Annual Report to Shareholders are expressly incorporated by reference and made a part of this SAI. Each prospectus and most recent shareholder report may be obtained free of charge by writing the respective Fund at the above address, calling the Fund, or by visiting our website at www.calvert.com.

TABLE OF CONTENTS

Supplemental Information on Principal Investment Policies and Risks	2
Non-Principal Investment Policies and Risks	4
Investment Restrictions	13
Dividends, Distributions, and Taxes	16
Net Asset Value	17
Calculation of Yield and Total Return	19
Purchase and Redemption of Shares	23
Trustees/Directors and Officers	23
Investment Advisor and Subadvisors	34
Portfolio Manager Disclosure	35
Administrative Services Agent	49
Method of Distribution	50
Transfer and Shareholder Servicing Agents	53
Portfolio Transactions	54
Portfolio Holdings Disclosure	56
Personal Securities Transactions	58
Proxy Voting Disclosure	58
Process for Delivering Shareholder Communications to the Board of Trustees/Directors	58
Independent Registered Public Accounting Firm and Custodians	59
General Information	59
Control Persons and Principal Holders of Securities	59
Fund Service Providers	64
Appendix A - Proxy Voting Guidelines
Appendix B - Corporate Bond & Commercial Paper Ratings

SUPPLEMENTAL INFORMATION ON PRINCIPAL INVESTMENT POLICIES AND RISKS

The following supplemental discussion of principal investment policies and risks applies to each of the Funds, unless otherwise noted.

Foreign Securities (Applies to CSIF Balanced, Bond, Equity and Enhanced Equity)

Investments in foreign securities may present risks not typically involved in domestic investments. The Balanced, Bond, Equity and Enhanced Equity Portfolios may purchase foreign securities directly on foreign markets, or those represented by American Depositary Receipts ("ADRs") and other receipts evidencing ownership of foreign securities, such as Global Depositary Receipts. ADRs are United States ("U.S.") dollar-denominated and traded in the United States on exchanges or over the counter, and can be either sponsored or unsponsored. The company sponsoring the ADR is subject to U.S. reporting requirements and will pay the costs of distributing dividends and shareholder materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of share prices and the payment of dividends. Less information is normally available on unsponsored ADRs. By investing in ADRs rather than directly in foreign issuers' stock, these Funds may possibly avoid some currency and some liquidity risks. However, the value of the foreign securities underlying the ADR may still be impacted by currency fluctuations. The information available for ADRs is subject to the more uniform and more exacting accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded.

Additional costs may be incurred in connection with international investment since foreign brokerage commissions and the custodial costs associated with maintaining foreign portfolio securities are generally higher than in the United States. Fee expense may also be incurred on currency exchanges when the Funds change investments from one country to another or convert foreign securities holdings into U.S. dollars.

U.S. Government policies have at times, in the past, through imposition of interest equalization taxes and other restrictions, discouraged certain investments abroad by U.S. investors. In addition, foreign countries may impose withholding and taxes on dividends and interest.

Foreign Money Market Instruments (Applies to CSIF Money Market)

The Money Market Portfolio may invest without limitation in money market instruments of banks, whether foreign or domestic, including obligations of U.S. branches of foreign banks ("Yankee" instruments) and obligations of foreign branches of U.S. banks ("Eurodollar" instruments). All such instruments must be high-quality, U.S. dollar-denominated obligations. Although these instruments are not subject to foreign currency risk since they are U.S. dollar-denominated, investments in foreign money market instruments may involve risks that are different than investments in securities of U.S. issuers. See "Foreign Securities" above.

Tracking the Index (Applies to CSIF Enhanced Equity and Calvert Social Index Fund)

The process used by a Fund to attempt to track the applicable Index within its expected tracking error limit relies on assessing the difference between the Fund's exposure to factors which influence returns and the Index's exposure to those same factors. The combined variability of these factors and the correlation between factors are used to estimate the risk in the Fund. The extent to which the total risk characteristics of the Fund vary from that of the Index is active risk or tracking error.

A Fund's ability to track the Index will be monitored by analyzing returns to ensure that the returns are reasonably consistent with Index returns. By regressing Fund returns against Index returns, the Advisor can calculate the goodness of fit, as measured by the Coefficient of Determination or R -squared. Values in excess of 90% indicate a very high degree of correlation between the Fund and the Index. The Fund will also be monitored to ensure those general characteristics, such as sector exposures, capitalization and valuation criteria, are relatively consistent over time.

Any deviations of realized returns from the Index which are in excess of those expected will be analyzed for sources of variance.

The Index Fund's portfolio will be invested in a manner to closely track the Index. To the extent that the Fund has investments in the Special Equities program and/or the High Social Impact Investments program, the Fund may be less able to closely track the Index than if it did not have investments in these programs. Both of these investment programs are of limited size (not more than 1% of Fund assets if the Fund commences a program, and no investment unless the Fund has $50,000,000 or greater in assets) so that the tracking error induced by such investments would be limited.

Non-Investment Grade Debt Securities (Applies to CSIF Bond)

Non-investment grade debt securities are lower quality debt securities (generally those rated BB or lower by Standard & Poor's ("S&P") or Ba or lower by Moody's Investor Service ("Moody's"), known as "junk bonds"). These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. (See Appendix B for a description of the ratings.) A Fund considers a security to be investment grade if it has received an investment grade rating from at least one nationally recognized statistical rating organization ("NRSRO"), or is an unrated security of comparable quality. Non-investment grade debt securities involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates. Unrated debt securities may fall into the lower quality category. Unrated securities usually are not attractive to as many buyers as rated securities are, which may make them less marketable.

The quality limitation set forth in a Fund's investment policy is determined immediately after the Fund's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Fund's investment policy. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

Issuer Non-Diversification risk (Applies to CSIF Bond)

The Bond Portfolio is non-diversified and may focus its investments on a small number of issuers. A fund that is "non-diversified" may invest a greater percentage of its assets in the securities of a single issuer than a fund that is "diversified." A fund that invests in a relatively small number of issuers is more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified fund might be. Some of those issuers might also present substantial credit, interest rate or other risks.

Collateralized Mortgage Obligations (Applies to CSIF Balanced and Bond)

The Funds may invest in collateralized mortgage obligations ("CMOs"). CMOs are collateralized bonds that are general obligations of the issuer of the bonds. CMOs are not direct obligations of the U.S. Government. CMOs generally are secured by collateral consisting of mortgages or a pool of mortgages. The collateral is assigned to the trustee named in the indenture pursuant to which the bonds are issued. Payments of principal and interest on the underlying mortgages are not passed through directly to the holder of the CMO; rather, payments to the trustee are dedicated to payment of interest on and repayment of principal of the CMO. This means that the character of payments of principal and interest is not passed through, so that payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages or pool of mortgages do not necessarily constitute income and return of capital, respectively, to the CMO holders. Also, because payments of principal and interest are not passed through, CMOs secured by the same pool of mortgages may be, and frequently are, issued with a variety of classes or series, which have different maturities and are retired sequentially. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down.

Federal Home Loan Mortgage Corporation ("FHLMC") has introduced a CMO which is a general obligation of FHLMC. This requires FHLMC to use its general funds to make payments on the CMO if payments from the underlying mortgages are insufficient.

Interest Only And Principal Only Mortgage-backed Securities (Applies to CSIF Bond)

The Fund may also invest in Interest Only (IO) and Principal Only (PO) mortgage-backed securities. Interest only instruments generally increase in value in a rising interest rate environment, which typically results in a slower rate of prepayments on the underlying mortgages and extends the period during which interest payments are required to be made on the IO security. Interest only securities are subject to prepayment risk, which is the risk that prepayments will accelerate in a declining interest rate environment and will reduce the number of remaining interest payments even though there is no default on the underlying mortgages.

Principal only instruments generally increase in value in a declining interest rate environment, which typically results in a faster rate of prepayments on the underlying mortgages. Since a PO security is usually purchased at a discount, faster prepayments result in a higher rate of return when the face value of the security is paid back sooner than expected. Principal only securities are subject to extension risk, which is the risk that a rising interest rate environment will result in a slower rate of prepayments and will delay the final payment date.

U.S. Government-Sponsored Obligations (Applies to CSIF Balanced, Bond, and Money Market)

The Funds may invest in debt and mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") and FHLMC, commonly known as Fannie Maes and Freddie Macs, respectively.

Fannie Mae and Freddie Mac. Unlike Government National Mortgage Association ("GNMA") certificates, which are typically interests in pools of mortgages insured or guaranteed by government agencies, FNMA and FHLMC certificates represent undivided interests in pools of conventional mortgage loans. Both FNMA and FHLMC guarantee timely payment of principal and interest on their obligations, but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA's guarantee is supported by its ability to borrow from the U.S. Treasury, while FHLMC's guarantee is backed by reserves set aside to protect holders against losses due to default.

U.S. Government-Backed Obligations (Applies to CSIF Balanced, Bond and Money Market)

The Funds may invest in debt and mortgage-backed securities issued by GNMA, commonly known as Ginnie Maes and other U.S. Government-backed obligations.

Ginnie Maes. Ginnie Maes are typically interests in pools of mortgage loans insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after approval from GNMA, is offered to investors through various securities dealers. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are backed by the full faith and credit of the United States, which means that the U.S. Government guarantees that interest and principal will be paid when due.

Repurchase Agreements (Applies to CSIF Balanced (fixed income portion), Bond and Money Market)

Each of the Balanced (fixed income portion), Bond and Money Market Portfolios may invest in repurchase agreements. Repurchase agreements are arrangements under which the Fund buys a security, and the seller simultaneously agrees to repurchase the security at a mutually agreed-upon time and price reflecting a market rate of interest. Repurchase agreements are short-term money market investments, designed to generate current income. A Fund engages in repurchase agreements in order to earn a higher rate of return than it could earn simply by investing in the obligation which is the subject of the repurchase agreement.

Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether the Fund would be deemed the owner of the underlying security or would be deemed only to have a security interest in and lien upon such security. The Funds will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Advisor under the direction and supervision of the respective Fund's Board of Trustees/Directors. In addition, the Funds will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller's obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due the Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the underlying security.

While an underlying security may mature after one year, repurchase agreements are generally for periods of less than one year. Repurchase agreements not terminable within seven days are considered illiquid.

NON-PRINCIPAL INVESTMENT POLICIES AND RISKS

The following discussion of non-principal investment policies and risks applies to each of the Funds, unless otherwise noted.

Foreign Securities (Applies to Calvert Social Index Fund; Not Applicable to CSIF Money Market)

Investments in foreign securities may present risks not typically involved in domestic investments. The Index Fund may purchase foreign securities only to the extent they may be in the Calvert Social Index®. The index will not have any foreign stocks in it unless they are listed only on a U.S. exchange. Thus, there will be no foreign custody or currency involved. However, because the issuer is located outside the United States, such securities will still be subject to political and economic risks of the country where the issuer is located.

Forward Foreign Currency Contracts (Applies to CSIF Balanced, Bond and Equity)

Since investments in securities of issuers domiciled in foreign countries usually involve currencies of the foreign countries, and since the Balanced, Bond and Equity Portfolios may temporarily hold funds in foreign currencies during the completion of investment programs, the value of the assets of the Funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. For example, if the value of the foreign currency in which a security is denominated increases or decreases in relation to the value of the U.S. dollar, the value of the security in U.S. dollars will increase or decrease correspondingly. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market, or by entering into forward contracts to purchase or sell foreign currencies.

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The Funds may enter into forward foreign currency contracts for two reasons. First, a Fund may desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Second, a Fund may have exposure to a particular foreign currency from the Fund's portfolio securities and the Advisor and/or Subadvisor may anticipate a substantial decline in the value of that currency against the U.S. dollar. The precise matching of the forward foreign currency contract amounts and the value of the portfolio securities involved will not generally be possible since the future value of the securities will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of currency market movements is difficult, and the successful execution of this hedging strategy is uncertain. Although forward foreign currency contracts tend to limit the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. The Funds do not intend to enter into such forward contracts under this circumstance on a regular or continuous basis.

Emerging Market Securities (Applies to CSIF Balanced, Bond, Equity and Enhanced Equity)

Investing in emerging markets and in particular, those countries whose economies and capital markets are not as developed as those of more industrialized nations, carries its own special risks. The Balanced, Bond, Equity and Enhanced Equity Portfolios define an emerging market as any country (other than the United States or Canada) that is not included in the Morgan Stanley Capital International ("MSCI") Europe, Australasia, Far East ("EAFE") (Standard) Index. Investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse, and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Many of these countries are grappling with severe inflation or recession, high levels of national debt, and currency exchange problems. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative. Among other risks, the economies of such countries may be affected to a greater extent than in other countries by price fluctuations of a single commodity, by severe cyclical climactic conditions, lack of significant history in operating under a market-oriented economy or by political instability. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

Real Estate Investment Trusts (Applies to CSIF Balanced and Bond)

The Bond and Balanced Portfolios may make investments related to real estate, including real estate investment trusts ("REITs"). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in the value of neighborhoods; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs, which own real estate properties, may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs, which make construction, development, and long-term mortgage loans, may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified, and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income to maintain exemption for the Investment Company Act of 1940, as amended (the "1940 Act"). If an issuer of debt securities collateralized by real estate defaults, REITs could end up holding the underlying real estate. REITs also have expenses themselves that are ultimately paid by the shareholder.

Temporary Defensive Positions (Not Applicable to CSIF Money Market)

For temporary defensive purposes - which may include a lack of adequate purchase candidates or an unfavorable market environment - the Balanced, Equity, Enhanced Equity and Bond Portfolios and the Index Fund may invest in cash or cash equivalents. Cash equivalents include instruments such as, but not limited to, U.S. government and agency obligations, certificates of deposit, banker's acceptances, time deposits, commercial paper, short-term corporate debt securities, and repurchase agreements.

The Funds may invest in money market instruments of banks, whether foreign or domestic, including obligations of U.S. branches of foreign banks ("Yankee" instruments) and obligations of foreign branches of U.S. banks ("Eurodollar" instruments). All such instruments must be high-quality, U.S. dollar-denominated obligations. Although not subject to foreign currency risk since they are U.S. dollar-denominated, investments in foreign money market instruments may involve risks that are different than investments in securities of U.S. issuers. See "Foreign Securities" in "Supplemental Information of Principal Investment Policies and Risks" above. The Funds' investments in temporary defensive positions are generally not FDIC insured, even though a bank may be the issuer.

Small-Cap Issuers (Applies to CSIF Balanced, Equity and Calvert Social Index Fund; Not Applicable to CSIF Bond or Money Market)

The securities of small-cap issuers may be less actively traded than the securities of larger-cap issuers, may trade in a more limited volume, and may change in value more abruptly than securities of larger companies.

Information concerning these securities may not be readily available so that the companies may be less actively followed by stock analysts. Small-cap issuers do not usually participate in market rallies to the same extent as more widely known securities, and they tend to have a relatively higher percentage of insider ownership.

Investing in smaller, new issuers generally involves greater risk than investing in larger, established issuers. Small-cap issuers may have limited product lines, markets, or financial resources and may lack management depth. The securities in such companies may also have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Repurchase Agreements (Applies to CSIF Balanced (equity portion), Equity, Enhanced Equity and Calvert Social Index Fund)

Each of the Balanced (equity portion), Equity and Enhanced Equity Portfolios, and the Index Fund may invest up to 10% of its net assets in repurchase agreements, except that investments in repurchase agreements may exceed this limit for temporary defensive purposes. See "Repurchase Agreements" in "Supplemental Information on Principal Investment Policies and Risks" above.

Reverse Repurchase Agreements

Each of the Funds may invest up to 10% of its net assets in reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells portfolio securities to a bank or securities dealer and agrees to repurchase those securities from such party at an agreed upon date and price reflecting a market rate of interest. A Fund invests the proceeds from each reverse repurchase agreement in obligations in which it is authorized to invest. A Fund intends to enter into a reverse repurchase agreement only when the interest income expected to be earned on the obligation in which the Fund plans to invest the proceeds exceeds the amount the Fund will pay in interest to the other party to the agreement plus all costs associated with the transaction. The Funds do not intend to borrow for leverage purposes. The Funds will only be permitted to pledge assets to the extent necessary to secure borrowings and reverse repurchase agreements.

During the time a reverse repurchase agreement is outstanding, the Fund will maintain, in a segregated custodial account, an amount of cash, U.S. Government securities, or other liquid, high-quality debt securities at least equal in value to the repurchase price. The Fund will mark to market the value of assets held in the segregated account and will place additional assets in the account whenever the total value of the account falls below the amount required under applicable regulations.

A Fund's use of reverse repurchase agreements involves the risk that the other party to the agreements could become subject to bankruptcy or liquidation proceedings during the period the agreements are outstanding. In such event, the Fund may not be able to repurchase the securities it has sold to that other party. Under those circumstances, if at the expiration of the agreement such securities are of greater value than the proceeds obtained by the Fund under the agreement, the Fund may have been better off had it not entered into the agreement. However, the Funds will enter into reverse repurchase agreements only with banks and dealers which the Advisor believes present minimal credit risks under guidelines adopted by each Fund's Board of Trustees/Directors.

High Social Impact Investments (Not Applicable to CSIF Enhanced Equity or Money Market)

The High Social Impact Investments program targets a percentage of a Fund's assets to directly support the growth of community-based organizations for the purposes of promoting business creation, housing development and economic and social development of urban and rural communities. These investments may be either debt or equity investments and are illiquid. High Social Impact debt investments are unrated and are deemed by the Advisor to be the equivalent of non-investment grade debt securities - that is, lower quality debt securities (generally those rated BB or lower by Standard & Poor's ("S&P") or Ba or lower by Moody's Investors Service ("Moody's"), known as "junk bonds"). These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. (See Appendix B for a description of the ratings.) Rather than earning a higher rate, as would be expected to compensate for the higher risk (i.e., lower credit quality), they earn a rate of return that is lower than the then-prevailing market rate. There is no secondary market for these securities.

The Balanced, Bond and Equity Portfolios and the Index Fund may make their High Social Impact Investments through the purchase of notes issued by the Calvert Social Investment Foundation, a non-profit organization, legally distinct from the Funds and Calvert Group, Ltd., organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. The Foundation prepares its own careful credit analysis to attempt to identify those community development issuers whose financial condition is adequate to meet future obligations or is expected to be adequate in the future. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur. The Funds may also invest directly in high social impact issuers. The Index Fund has not yet commenced investing in this program.

Special Equities Investments (Applies to CSIF Balanced, Equity and Calvert Social Index Fund)

The Special Equities program allows a Fund to promote especially promising approaches to social goals through privately placed investments. As stated in the prospectus, the Special Equities Sub-Committee of the Investment Performance Oversight Committee of the Fund identifies, evaluates and selects Special Equities investments.

Each Fund has retained two independent consultants to provide investment research and other research-related services with respect to the Special Equities program. The aggregate compensation amount paid by each Fund to the consultants for the fiscal year ended September 30, 2007 was as follows (the Index Fund has not yet commenced investing in this program):
Balanced	$130,849
Equity	$32,404
Index Fund	N/A

Non-Investment Grade Debt Securities (Applies to CSIF Balanced, Equity and Calvert Social Index Fund; Not Applicable to CSIF Enhanced Equity or Money Market)

See "Non-Investment Grade Debt Securities" in "Supplemental Information on Principal Investment Policies and Risks" above.

The Index Fund will not purchase debt securities other than High Social Impact Investments (or money market instruments).

Exchange-Traded Funds ("ETFs")

ETFs are shares of other investment companies that can be traded in the secondary market (e.g., on an exchange) but whose underlying assets are stocks selected to track a particular index. Therefore, an ETF can track the performance of an index in much the same way as a traditional indexed mutual fund. But unlike many traditional investment companies, which are only bought and sold at closing net asset values, ETFs are tradable in the secondary market on an intra-day basis, and are redeemed principally in-kind at each day's next calculated net asset value.  Although there can be no guarantee that an ETF's intra-day price changes will accurately track the price changes of the related index, ETFs benefit from an in-kind redemption mechanism that is designed to protect ongoing shareholders from adverse effects on the ETFs that could arise from frequent cash creation and redemption transactions. Moreover, in contrast to conventional indexed mutual funds where redemptions can have an adverse tax impact on shareholders because of the need to sell portfolio securities (which sales may generate taxable gains), the in-kind redemption mechanism of the ETFs generally will not lead to a tax event for the ETF or its ongoing shareholders.

A Fund may purchase shares of ETFs for the limited purpose of managing the Fund's cash position consistent with the Fund's applicable benchmark. For example, an ETF may be purchased if the Fund has excess cash and it may be held until the Advisor and/or Subadvisor decides to make other permissible investments. Similarly, if the Fund should receive a large redemption request, the Fund could sell some or all of an ETF position to lessen the exposure to the market. The social investment criteria of the Fund will not apply to an investment in an ETF or to any of the individual underlying securities held by the ETF. Accordingly, the Fund could have indirect exposure to a company that does not meet the Fund's social investment criteria and that could therefore not be purchased directly by the Fund. ETF investments, however, (i) will not constitute a direct ownership interest in any security that does not meet applicable social investment criteria, (ii) will be limited to the amount of net cash available, which, in general, is not expected to be a material portion of the Fund and (iii) will be used principally to help reduce deviations from the Fund's benchmark.

Some of the risks of investing in ETFs are similar to those of investing in an indexed mutual fund, including (i) market risk (the risk of fluctuating stock prices in general), (ii) asset class risk (the risk of fluctuating prices of the stocks represented in the ETF's index), (iii) tracking error risk (the risk of errors in matching the ETF's underlying assets to the index), (iv) industry concentration risk (the risk of the stocks in a particular index being concentrated in an industry performing poorly relative to other stocks) and (v) the risk that since an ETF is not actively managed it cannot sell poorly performing stocks as long as they are represented in the index. In addition, ETFs may trade at a discount from their net asset value, and because ETFs operate as open-end investment companies, closed-end investment companies or unit investment trusts, they incur fees that are separate from the fees incurred directly by the Fund. Therefore, the Fund's purchase of an ETF results in the layering of expenses, such that shareholders of the Fund indirectly bear a proportionate share of any operating expenses of the ETF.

Illiquid Securities

Each Fund may not invest more than 15% of the value of its net assets (or for Money Market, 10% of the value of its net assets) in securities that at the time of the purchase are illiquid. The Advisor will monitor the amount of illiquid securities in the Fund, under the supervision of the Board, to ensure compliance with the Fund's investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of the securities, and a Fund might be unable to sell restricted or other illiquid securities promptly or at reasonable prices.

Notwithstanding the above, a Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the Securities Act. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the Securities Act. If the Board determines, based upon a continuing review of Rule 144A securities, that they are liquid, they will not be subject to the 15% limit (or in the case of Money Market, the 10% limit) on illiquid investments. The Board has adopted guidelines and delegated to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations.

Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by a Fund's Board.

Derivatives

A Fund may use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts and leveraged notes, entering into swap agreements, and purchasing indexed securities for the purpose of adjusting the risk and return characteristics of the Fund. The Fund can use these practices either as substitution for alternative permissible investments or as protection against an adverse move in the Fund's portfolio securities. If the Advisor and/or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Derivatives are often illiquid.

Options and Futures Contracts (Options and Futures Not Applicable to CSIF Money Market; Options not Applicable to Calvert Social Index Fund)

The Balanced, Equity, Enhanced Equity and Bond Portfolios may purchase put and call options and write covered call options and secured put options on securities which meet the applicable Fund's social criteria, and may employ a variety of option combination strategies. Each Fund may also engage in the purchase and sale of futures contracts, including interest rate futures contracts. In addition, each Fund may write covered call options and secured put options on such futures contracts. Each Fund's use of options and futures is described more fully below.

These Funds may engage in such transactions only for hedging purposes, including hedging of a Fund's cash position (or for Enhanced Equity, also for liquidity). They may not engage in such transactions for the purposes of speculation or leverage. Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.

The value of an option will fluctuate based primarily on the time remaining until expiration of the option, known as the option's time value, and the difference between the then-prevailing price of the underlying security and the option's exercise price. This difference, known as the option's intrinsic value, determines whether an option is in-the-money, at-the-money or out-of-the-money at any point in time. If there is an existing secondary market for an option, it can be closed out at any time by the Fund for a gain or a loss. Alternatively, the holder of an option can exercise an option that is in-the-money for a gain. Options that expire out-of-the-money are worthless resulting in a loss of the entire premium paid.

Other principal factors that affect the market value of an option include supply and demand, interest rates, the current market price and the price volatility of the underlying security.

Purchasing Options. A Fund will pay a premium (plus any commission) to purchase an option. The premium reflects the total of the option's time value and intrinsic value. The purchaser of an option has a right to buy (in the case of a call option) or sell (in the case of a put option) the underlying security at any time during the life of the option at the exercise price and has no obligation after the premium has been paid.

Call Options. The purchase of a call option on a security is similar to taking a long position because the value of the option generally increases as the price of the underlying security increases. However, in the event that the underlying security declines in value, losses on options are limited to the premium paid to purchase the option. Although a call option has the potential to increase from higher prices for the underlying security, because the option will expire on its expiration date, any such gains may be more than offset by reductions in the option's time value or other valuation factors. A Fund may only buy call options to hedge its available cash balance, to limit the risk of a substantial increase in the market price of a security which a Fund intends to purchase, or to close an outstanding position that resulted from writing a corresponding call option. Any profit or loss from such a closing transaction will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs. A Fund may purchase securities by exercising a call option solely on the basis of considerations consistent with the investment objectives and policies of the Fund.

Put Options. The purchase of a put option on a security is similar to taking a short position (selling a security that you do not own) in that security because the value of the option generally increases as the value of the underlying security decreases. However, in the event that the underlying security increases in value, losses on the option are limited to the premium paid to purchase the option. Although a put option has the potential to increase in value from lower prices for the underlying security, because the option will expire on its expiration date, any such gains may be more than offset by reductions in the option's time value or other valuation factors. A Fund may purchase put options to protect its portfolio securities against the risk of declining prices or to close an outstanding position that resulted from writing a corresponding put option. Any profit or loss from such a closing transaction will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

Writing Options. Each of these Funds may write certain types of options. Writing options means that the Fund is selling an investor the right, but not the obligation, to purchase (in the case of a call option) or to sell (in the case of a put option) a security or index at the exercise price in exchange for the option premium. The writer of an option has the obligation to sell (in the case of a call option) or buy (in the case of a put option) the underlying security at any time during the life of the option and has no rights other than to receive the premium. Writing options involves more risk than purchasing options because a writer of an option has the potential to realize a gain that is limited to the value of the premium (less any commission) and takes on potentially unlimited risk from increases in the price of the underlying security, in the case of a call option, and the risk that the underlying security may decline to zero, in the case of a put option (which would require the writer of the put option to pay the exercise price for a security that is worthless). Accordingly, the Funds may only write covered call options and secured put options, which mitigate these substantial risks. A call option is deemed "covered" if the Fund owns the security. A put option is deemed "secured" if the Fund has segregated cash or securities having an aggregate value equal to the total purchase price the Fund will have to pay if the put option is exercised.

Call Options.   A Fund that writes a call option on a security will receive the option premium (less any commission), which helps to mitigate the effect of any depreciation in the market value of that security. However, because the Fund is obligated to sell that security at the exercise price, this strategy also limits the Fund's ability to benefit from an increase in the price of the security above the exercise price.

Each of these Funds may write covered call options on securities. This means that so long as a Fund is obligated as the writer of a call option, the Fund will own the underlying security. A Fund may write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options. Writing covered call options can increase the income of the Fund and thus reduce declines in the net asset value per share of the Fund if securities covered by such options decline in value. Exercise of a call option by the purchaser, however, will cause the Fund to forego future appreciation of the securities covered by the option. A Fund's turnover may increase through the exercise of a call option that it has written; this will generally occur if the market value of the underlying security increases and the Fund has not entered into a closing purchase transaction.

Put Options.  A Fund that writes a put option on a security will receive the option premium (less any commission), which effectively reduces the Fund's acquisition cost for that security.  A Fund that is contemplating an investment in a security but that is uncertain about its near-term price trajectory could write a put option on a security; the premium will provide the Fund with a partial buffer against a price increase, while providing the Fund with an opportunity to acquire the security at the lower exercise price.  However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price) at any time during the option period. Accordingly, this strategy may result in unexpected losses if the option is exercised against the Fund at a time when the price of the security has declined below the exercise price by more than the amount of the premium received.

A Fund may only write secured put options, which requires the Fund to segregate cash or securities, through its custodian, having a value at least equal to the exercise price of the put option.  If the value of the segregated securities declines below the exercise price of the put option, the Fund will have to segregate additional assets. When a Fund writes a secured put option, it will realize a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price.

Exchange-Traded Options. A Fund may purchase and write put and call options in standard contracts traded on national securities exchanges on securities of issuers which meet the Fund's social criteria and on foreign currencies. Options exchanges may provide liquidity in the secondary market. Although these Funds intend to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option contract at any particular time. The absence of a liquid market might prevent the Funds from closing an options position, which could impair the Funds' ability to hedge effectively. The inability to close out a written option position may have an adverse effect on a Fund's liquidity because it may be required to hold the securities covering or securing the option until the option expires or is exercised.

The information provided above under "Purchasing Options" and "Writing Options" is applicable to exchange-traded options.

Futures Transactions. The Balanced, Equity, Enhanced Equity and Bond Portfolios and the Index Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor and/or Subadvisor, such a position acts as a hedge. The Funds may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. Government obligations.

A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Many futures contracts by their terms require actual delivery and acceptance of securities, but some allow for cash settlement of the difference between the futures price and the market value of the underlying security or index at time of delivery. In most cases the contracts are closed out before the settlement date without making or taking delivery of securities. Upon buying or selling a futures contract, a Fund deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker. Payments of maintenance margin reflect changes in the value of the futures contract, with the Fund being obligated to make such payments if the security underlying the futures position becomes less valuable and entitled to receive such payments if the security underlying the futures positions become more valuable.

The Funds can use these practices only for hedging purposes and not for speculation or leverage. If the Advisor and/or Subadvisor judge market conditions incorrectly or employ a strategy that does not correlate well with a Fund's investments, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

The Index Fund can use financial futures to increase or decrease its exposure to changing security prices. Futures contracts will be used only for the limited purpose of hedging the Fund's cash position; a futures contract may be purchased if the Fund has excess cash, until the Fund can invest in stocks replicating the Calvert Social Index. Similarly, if this Fund should receive a large redemption request, it could sell a futures contract to lessen the exposure to the market.

Futures contracts are designed by boards of trade which are designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). As series of a registered investment company, the Funds are eligible for exclusion from the CFTC's definition of "commodity pool operator," meaning that the Funds may invest in futures contracts under specified conditions without registering with the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts.

Options on Futures Contracts. Each of these Funds may purchase put or call options, write secured put options or write covered call options on futures contracts that the Fund could otherwise invest in and that are traded on a U.S. exchange or a board of trade.  These Funds may also enter into closing transactions with respect to such options to terminate an existing position.

Each Fund may only invest in options on futures contracts to hedge its portfolio securities or its available cash balance and not for speculation or leverage purposes.

The information provided above under "Purchasing Options" and "Writing Options" is applicable to options on futures contracts, except that references therein to securities should instead refer to futures contracts.

Additional Risks of Options and Futures Contracts. If a Fund has sold futures or takes options positions to hedge against a decline in the market and the market later advances, the Fund may suffer a loss on the futures contracts or options which it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the futures contract or option may move more than or less than the price of the securities being hedged. Where a Fund has sold futures or taken options positions to hedge against a decline in the market, the price of the futures contract may advance and the value of the portfolio securities in the Fund may decline. If this were to occur, the Fund might lose money on the futures contracts or options and also experience a decline in the value of its portfolio securities.

The Funds can close out futures positions and options on futures in the secondary market only on an exchange or board of trade. Although the Funds intend to purchase or sell only such futures, and purchase or write such options, for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular futures contract or option at any particular time. This might prevent the Funds from closing a futures position or an option on a futures contract, which could require a Fund to make daily margin payments in the event of adverse price movements. If a Fund cannot close out an option position, it may be required to exercise the option to realize any profit or the option may expire worthless.

Although some of the securities underlying an index future contract, an option on an index future contract or an option on an index may not necessarily meet the Fund's social criteria, any such hedge position taken by the Fund will not constitute a direct ownership interest in the underlying securities.

Swap Agreements (Applies to CSIF Balanced, Bond, Equity and Enhanced Equity only)

Each of these Funds may invest in swap agreements, which are derivatives that may be used to offset credit, interest rate, market, or other risks. The Funds will only enter into swap agreements for hedging purposes. The counterparty to any swap agreements must meet credit guidelines as determined by the Advisor and/or Subadvisor.

The use of swaps is a highly specialized activity that involves investment techniques, costs, and risks (particularly correlation risk) different from those associated with ordinary portfolio securities transactions. If the Advisor and/or Subadvisor is incorrect in its forecasts of market variables, the investment performance of a Fund may be less favorable than it would have been if this investment technique were not used.

Credit default swaps are one type of swap agreement that the Bond Portfolio may invest in. A credit default swap is an agreement between a protection buyer and a protection seller whereby the buyer makes regular fixed payments in return for a contingent payment by the seller upon either (i) the occurrence of an observable credit event that affects the issuer of a specified bond or (ii) a change in the credit spread of a specified bond. The contingent payment compensates the protection buyer for losses suffered as a result of the credit event. If the protection seller defaults on its obligation to make the payment, the Fund would bear the losses resulting from the credit event. The Bond Portfolio will only invest in credit default swaps for hedging purposes.

Lending Portfolio Securities

The Funds may lend portfolio securities to member firms of the New York Stock Exchange and commercial banks with assets of one billion dollars or more, provided the value of the securities loaned will not exceed 33 1/3% of total assets. However, the Funds do not currently intend to lend their portfolio securities.

Any such loans must be secured continuously in the form of cash or cash equivalents such as U.S. Treasury bills. The amount of the collateral must on a current basis equal or exceed the market value of the loaned securities, and a Fund must be able to terminate any such loan upon notice at any time. The Fund will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities, including social responsibility matters.

The advantage of a securities loan is that a Fund continues to receive the equivalent of the interest earned or dividends paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral which may be invested in accordance with the Fund's investment objective, policies, and restrictions.

Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, the Funds will make loans of their portfolio securities only to those firms the Advisor and/or Subadvisor deems creditworthy and only on terms the Advisor and/or Subadvisor believes should compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the Fund. The Fund will recognize any gain or loss in the market value of the securities during the loan period. The Fund may pay reasonable custodial fees in connection with the loan.

U.S. Government-Sponsored Obligations (Applies to CSIF Equity, Enhanced Equity and Calvert Social Index Fund)

See description of "U.S. Government-Sponsored Obligations" in "Supplemental Information on Principal Investment Policies and Risks" above.

U.S. Government-Backed Obligations (Applies to CSIF Equity, Enhanced Equity and Calvert Social Index Fund)

See description of "U.S. Government-Backed Obligations" in "Supplemental Information on Principal Investment Policies and Risks" above.

Money Market Default Insurance (Applies to CSIF Money Market)

The Money Market Portfolio has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by Money Market are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. The policy will expire in September 2008 unless it is renewed. While the policy is intended to provide some protection against credit risk and to help the Fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Charitable Contributions

On occasion, a Fund may make de minimis charitable contributions to groups intended to further the Fund's social purpose, including but not limited to educating investors about socially responsible investing.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The Funds, except as otherwise indicated below, have adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the affected Fund. (As indicated above, "1940 Act" means the Investment Company Act of 1940, as amended.)

(1) CSIF Money Market, Balanced, Equity and Enhanced Equity Portfolios, and the Calvert Social Index Fund: Each Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

(2) No Fund may concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby, or, for CSIF Money Market, domestic bank money market instruments).

(3) No Fund may issue senior securities or borrow money, except from banks and through reverse repurchase agreements in an amount up to 33 1/3% of the value of the Fund's total assets (including the amount borrowed).

(4) No Fund may underwrite the securities of other issuers, except to the extent that the purchase of obligations, either directly from the issuer, or from an underwriter for an issuer, may deemed to be an underwriting.

(5) No Fund may invest directly in commodities or real estate, although a Fund may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.

(6) No Fund may lend any security or make any loan, including engaging in repurchase agreements, if as a result, more than 33 1/3% of the Fund's total assets would be loaned to other parties, except through the purchase of debt securities or other debt instruments.

Under current law, a diversified investment company, with respect to 75% of its total assets, can invest no more than 5% of its total assets in the securities of any one issuer and may not acquire more than 10% of the voting securities of any issuer.

Under the interpretation of the Securities and Exchange Commission ("SEC") staff, "concentrate" means to invest 25% or more of total assets in the securities of issuers primarily engaged in any one industry or group of industries.

A Fund may invest up to 10% of its net assets in reverse repurchase agreements.

Under current law a Fund may underwrite securities only in compliance with the conditions of Sections 10(f) and 12(c) of the 1940 Act and the rules thereunder wherein the Fund may underwrite securities to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in selling a portfolio security.

Nonfundamental Investment Restrictions

The Board of Trustees/Directors has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.

CSIF Money Market may not:

(1) Purchase the obligations of foreign issuers (except foreign money market instruments that are U.S. dollar denominated).

(2) Purchase illiquid securities if more than 10% of the value of the Portfolio's net assets would be invested in such securities.

(3) Make short sales of securities or purchase any securities on margin.

(4) Write, purchase or sell puts, calls or combinations thereof.

(5) Enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of total assets. CSIF Money Market will not make any purchases of securities if borrowing exceeds 5% of its total assets.

(6) With respect to Fundamental Investment Restriction (3) regarding borrowing, in order to secure any permitted borrowings and reverse repurchase agreements, the Fund may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the Fund's total assets.

CSIF Balanced, Equity, and Bond may not:

(1) Under normal circumstances, invest less than 80% of its net assets in equities (Equity Portfolio only).

(2) Under normal circumstances, invest less than 80% of its net assets in fixed income securities (Bond Portfolio only).

(3) Purchase the obligations of foreign issuers if, as a result, such securities would exceed 25% of the value of the Portfolio's net assets.

(4) Purchase illiquid securities if more than 15% of the value of that Portfolio's net assets would be invested in such securities.

(5) Make short sales of securities or purchase any securities on margin except as provided with respect to options, futures contracts, and options on futures contracts.

(6) Enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Portfolio's net assets.

(7) Purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Portfolio, would exceed 5% of the Portfolio's total assets.

(8) Enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of a Fund's total assets. No Fund will make any purchases of securities if borrowing exceeds 5% of its total assets (15% of total assets for the Bond Portfolio).

(9) With respect to Fundamental Investment Restriction (3) regarding borrowing, in order to secure any permitted borrowings and reverse repurchase agreements, the Portfolio may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the Portfolio's total assets.

CSIF Enhanced Equity may not:

(1) Under normal circumstances, invest less than 80% of its net assets in equities, and may not invest less than 65% of its total assets in stocks contained in the Russell 1000 Index.

(2) Purchase illiquid securities if more than 15% of the value of the Portfolio's net assets would be invested in such securities.

(3) Purchase debt securities (other than money market instruments).

(4) Make short sales of securities or purchase any securities on margin except as provided with respect to options, futures contracts and options on futures contracts.

(5) Enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Portfolio's net assets.

(6) Purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Portfolio, would exceed 5% of the Portfolio's total assets.

(7) Enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of the Portfolio's total assets. The Portfolio will not make any purchases of securities if borrowing exceeds 5% of its total assets.

(8) With respect to Fundamental Investment Restriction (3) regarding borrowing, in order to secure any permitted borrowings and reverse repurchase agreements, the Portfolio may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the Portfolio's total assets.

Calvert Social Index Fund may not:

(1) Under normal circumstances, invest less than 95% of its net assets in stocks contained in the Calvert Social Index R.

(2) Purchase the obligations of foreign issuers, if as a result, foreign securities would exceed 5% of the value of the Fund's net assets.

(3) Purchase illiquid securities if more than 15% of the value of the Fund's net assets would be invested in such securities.

(4) Purchase debt securities (other than money market instruments or high social impact investments).

(5) Enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Fund's net assets.

(6) Purchase put or call options.

(7) Enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of the Fund's total assets. The Fund will not make any purchases of securities if borrowing exceeds 5% of its total assets.

(8) With respect to Fundamental Investment Restriction (3) regarding borrowing, in order to secure any permitted borrowings and reverse repurchase agreements, the Fund may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the Fund's total assets.

With respect to each Fund, except for the liquidity and borrowing restrictions, any investment restriction that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom. Note that the Balanced and Equity Portfolios have no current intention of investing more than 10% of their respective net assets in non-investment grade debt securities.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If for any reason a Fund should fail to qualify, it would be taxed as a corporation at the Fund level, rather than passing through its income and gains to shareholders. Distributions of realized net capital gains, if any, are normally paid once a year; however, the Funds do not intend to make any such distributions unless available capital loss carryovers, if any, have been used or have expired. Capital loss carryforwards as of September 30, 2007, were as follows:
CSIF Money Market	$71,527
CSIF Balanced	$0
CSIF Bond	$0
CSIF Equity	$653,105
CSIF Enhanced Equity	$0
Calvert Social Index Fund	$2,684,206

Generally, dividends (including short-term capital gains) and distributions are taxable to the shareholder in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared.

The Funds are required to withhold 28% of any reportable dividends and long-term capital gain distributions paid and 28% of each reportable redemption transaction occurring in the Balanced, Equity, Bond, Enhanced Equity, and the Index Fund if: (a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on dividends, not on redemptions); or (c) the Funds are notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.

In addition, the Funds are required to report to the Internal Revenue Service the following information with respect to each redemption transaction occurring in the Funds (not applicable to Money Market Portfolio): (a) the shareholder's name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) the Fund's identifying CUSIP number.

Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S.-registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; and foreign central banks of issue. Non-resident aliens, certain foreign partnerships, and foreign corporations are generally not subject to either requirement but may instead be subject to withholding under sections 1441 or 1442 of the Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Funds for further information.

Many states do not tax the portion of a Fund's dividends which is derived from interest on U.S. Government obligations. State law varies considerably concerning the tax status of dividends derived from U.S. Government obligations. Accordingly, shareholders should consult their tax advisors about the tax status of dividends and distributions from a Fund in their respective jurisdictions.

Dividends paid by a Fund may be eligible for the dividends received deduction available to corporate taxpayers. Corporate taxpayers requiring this information may contact Calvert. In addition, for individual investors who meet certain holding period requirements, some dividends may be identified as "qualified dividend income" and be eligible for the reduced federal tax rate.

NET ASSET VALUE

Shares of the Money Market Portfolio are issued and redeemed at the net asset value per share of the Fund. The public offering price of the shares of Balanced, Equity, Bond, Enhanced Equity, and the Index Fund is the respective net asset value per share (plus, for Class A shares, the applicable sales charge). Money Market attempts to maintain a constant net asset value of $1.00 per share; the net asset values of the other Funds fluctuate based on the respective market values of the Funds' investments. The net asset value per share of each of the Funds is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds do not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. A Fund's net asset value per share is determined by dividing the total net assets (the value of its assets net of liabilities, including accrued expenses and fees) by the number of shares outstanding for each class. In calculating net asset value, the Portfolio follows standard industry practice by recording security transactions and their valuations on the business day following the security transaction trade date. This practice is known as "trade date plus one" or "T + 1 accounting". Thus, changes in holdings of portfolio securities are reflected in the first calculation of net asset value on the first business day following the trade date, as permitted by applicable law. Security transactions for money market instruments are recorded on the trade date.

Money Market's assets, including securities subject to repurchase agreements, are normally valued at their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

Below is a specimen price-make-up sheet showing how the Funds calculate the total offering price per share.

Net Asset Value and Offering Price Per Share, as of September 30, 2007
CSIF Money Market
Net asset value per share
($187,209,938/187,308,953 shares)	$1.00

CSIF Balanced
Class A net asset value per share
($542,659,118/17,299,504 shares)	$31.37
Maximum sales charge, Class A
(4.75% of offering price)	$1.56
Offering price per share, Class A	$32.93

Class B net asset value and offering price per share
($24,766,620/795,515 shares)	$31.13
Class C net asset value and offering price per share
($30,339,882/984,209 shares)	$30.83

Class I net asset value and offering price per share
($8,721,386/275,659 shares)	$31.64
CSIF Bond
Class A net asset value per share
($453,813,090/28,500,315 shares)	$15.92
Maximum sales charge
(3.75% of offering price)	$0.62
Offering price per share, Class A	$16.54

Class B net asset value and offering price per share
($14,833,579/936,620 shares)	$15.84

Class C net asset value and offering price per share
($36,201,955/2,286,341 shares)	$15.83

Class I net asset value and offering price per share
($152,871,340/9,589,176 shares)	$15.94

CSIF Equity
Class A net asset value per share
($1,000,991,728/24,380,466 shares)	$41.06
Maximum sales charge, Class A
(4.75% of offering price)	$2.05
Offering price per share, Class A	$43.11

Class B net asset value and offering price per share
($87,476,201/2,345,794 shares)	$37.29

Class C net asset value and offering price per share
($119,917,044/3,452,553 shares)	$34.73

Class I net asset value and offering price per share
($170,766,915/3,990,982 shares)	$42.79

CSIF Enhanced Equity
Class A net asset value per share
($65,209,295/3,182,745 shares)	$20.49
Maximum sales charge, Class A
(4.75% of offering price)	$1.02
Offering price per share, Class A	$21.51

Class B net asset value and offering price per share
($7,256,761/387,684 shares)	$18.72

Class C net asset value and offering price per share
($10,088,891/536,091 shares)	$18.82

Class I net asset value and offering price per share
($24,662,550/1,193,245 shares)	$20.67

Calvert Social Index Fund
Class A net asset value per share
($59,290,970/4,338,367 shares)	$13.67
Maximum sales charge, Class A
(4.75% of offering price)	$0.68
Offering price per share, Class A	$14.35

Class B net asset value and offering price per share
($6,036,023/460,471shares)	$13.11

Class C net asset value and offering price per share
($8,998,087/686,935 shares)	$13.10

Class I net asset value and offering price per share
($23,120,283/1,660,654 shares)	$13.92

CALCULATION OF YIELD AND TOTAL RETURN

CSIF Money Market: Yield

From time to time, the Money Market Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Portfolio refers to the actual income generated by an investment in the Portfolio over a particular base period of time. If the base period is less than one year, the yield is then "annualized." That is, the net change, exclusive of capital changes, in the value of a share during the base period is divided by the net asset value per share at the beginning of the period, and the result is multiplied by 365 and divided by the number of days in the base period. Capital changes excluded from the calculation of yield are: (1) realized gains and losses from the sale of securities, and (2) unrealized appreciation and depreciation. The Money Market Portfolio's "effective yield" for a seven-day period is its annualized compounded yield during the period, calculated according to the following formula:

Effective yield = (base period return + 1)365/7 -1

The "effective yield" is calculated like yield, but assumes reinvestment of earned income. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. For the seven-day period ended September 30, 2007, the Money Market Portfolio's yield was 4.44% and its effective yield was 4.54%.

CSIF Bond: Yield

The Bond Portfolio may also advertise its yield from time to time. Yield is calculated separately for each Class of the Portfolio. Yield quotations are historical and are not intended to indicate future performance. Yield quotations for the Bond Portfolio refer to the aggregate imputed yield-to-maturity of each of the Portfolio's investments based on the market value as of the last day of a given thirty-day or one-month period, less accrued expenses (net of reimbursement), divided by the average daily number of outstanding shares entitled to receive dividends times the maximum offering price on the last day of the period (so that the effect of the sales charge is included in the calculation), compounded on a "bond equivalent," or semiannual, basis. The Bond Portfolio's yield is computed according to the following formula:

Yield = 2 (a-b/cd+1)6 - 1

where a = dividends and interest earned during the period using the aggregate imputed yield-to maturity for each of the Portfolio's investments as noted above; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. Using this calculation, the Bond Portfolio's yield for the month ended September 30, 2007 was 4.93% for Class A shares, 4.14% for Class B shares, 4.31% for Class C shares, and 5.72% for Class I shares.

The yield of both the Money Market and Bond Portfolios will fluctuate in response to changes in interest rates and general economic conditions, portfolio quality, portfolio maturity, and operating expenses. Yield is not fixed or insured and therefore is not comparable to a savings or other similar type of account. Yield during any particular time period should not be considered an indication of future yield. It is, however, useful in evaluating a Portfolio's performance in meeting its investment objective.

CSIF Balanced, Equity, Bond, and Enhanced Equity Portfolios, and Calvert Social Index Fund: Total Return and Other Quotations

The Balanced, Equity, Bond, and Enhanced Equity Portfolios and the Index Fund may each advertise "total return." Total return is calculated separately for each class. Total return differs from yield in that yield figures measure only the income component of a Fund's investments, while total return includes not only the effect of income dividends but also any change in net asset value, or principal amount, during the stated period. Total return is computed by taking the total number of shares purchased by a hypothetical $1,000 investment after deducting any applicable sales charge, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period, and dividing the result by the initial $1,000 investment. Note: "Total Return" as quoted in the Financial Highlights section of the applicable Fund's Prospectus and Annual Report to Shareholders, however, per SEC instructions, does not reflect deduction of the sales charge, and corresponds to "return without maximum load" (or "w/o max load" or "at NAV") as referred to herein. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period. Total return before taxes is computed according to the following formula:

P(1 + T)n = ERV

where P = a hypothetical initial payment of $1,000; T = total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

Total return after taxes on distributions is computed according to the following formula:

P(1 + T)n = ATVD

where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distribution); n = number of years, and ATVD = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions but not after taxes on redemption.

Total return after taxes on distributions and sale of fund shares is computed according to the following formula:

P(1 + T)n = ATVDR

where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions and redemption); n = number of years and ATVDR = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions and redemption.

Total return is historical in nature and is not intended to indicate future performance. All total return quotations, including returns after taxes, reflect the deduction of the Fund's maximum sales charge ("return with maximum load"), except quotations of "return without maximum load" (or "without CDSC" or "at NAV") which do not deduct a sales charge. Return without maximum load, which will be higher than total return, should be considered only by investors, such as participants in certain pension plans, to whom the sales charge does not apply, or for purposes of comparison only with comparable figures which also do not reflect sales charges, such as Lipper averages. Thus, in the formula above, for return without maximum load, P = the entire $1,000 hypothetical initial investment and does not reflect the deduction of any sales charge; for return with maximum load, P = a hypothetical initial investment of $1,000 less any sales charge actually imposed at the beginning of the period for which the performance is being calculated. Class I shares do not have a sales charge.

In the table below, after-tax returns are shown only for Class A shares. The standardized total return for Class I shares of the Enhanced Equity Portfolio is "linked" to the Class A total return for the period January 18, 2002 through April 29, 2005 because there were no shareholders in Class I for this period. In the table below, Class I performance results for Enhanced Equity for the period January 18, 2002 through April 29, 2005 are for Class A at NAV (i.e., they do not reflect the deduction of the Class A front-end sales charge.) The standardized total return for Class I shares of the Balanced Portfolio is "linked" to the Class A total return for the period June 30, 2003 through December 27, 2004 because there were no shareholders in Class I for this period. In the table below, Class I performance results for the Balanced Portfolio for the period June 30, 2003 through December 27, 2004 are for Class A at NAV (i.e., they do not reflect the deduction of the Class A front-end sales charge.) Because Class A had higher expenses, its performance was lower than the Class I would have realized in the same period.

Returns for the Balanced, Bond, Equity, and Enhanced Equity Portfolios' shares and for Index Fund's shares for the periods indicated are as follows:

Before Taxes
Periods Ended	Class A		Class B		Class C		Class I
September 30, 2007	Total Return		Total Return		Total Return		Total Return
	With	Without	With	Without	With	Without
	Maximum Load		CDSC		CDSC
CSIF Balanced*
One Year	3.32%	8.47%	2.45%	7.45%	6.57%	7.57%	9.00%
Five Years	8.51%	9.58%	8.20%	8.49%	8.52%	8.52%	9.96%
Ten Years	3.94%	4.45%	N/A	N/A	3.41%	3.41%	N/A
From Inception[1]	8.68%	8.89%	2.52%	2.52%	5.51%	5.51%	3.65%

CSIF Bond
One Year	1.34%	5.31%	0.29%	4.29%	3.48%	4.48%	5.89%
Five Years	4.85%	5.66%	4.68%	4.68%	4.75%	4.75%	6.26%
Ten Years	5.79%	6.19%	N/A	N/A	N/A	N/A	N/A
From Inception[2]	7.24%	7.45%	4.99%	4.99%	4.89%	4.89%	7.18%

CSIF Equity
One Year	9.77%	15.23%	9.28%	14.28%	13.35%	14.35%	15.88%
Five Years	11.71%	12.80%	11.60%	11.85%	11.94%	11.94%	13.43%
Ten Years	7.05%	7.57%	N/A	N/A	6.68%	6.68%	N/A
From Inception[3]	8.42%	8.68%	6.16%	6.16%	8.07%	8.07%	7.85%

CSIF Enhanced Equity
One Year	3.45%	8.58%	2.55%	7.55%	6.69%	7.69%	9.09%
Five Years	11.60%	12.69%	11.34%	11.60%	11.64%	11.64%	12.87%
From Inception[4]	3.84%	4.38%	3.28%	3.28%	3.76%	3.76%	4.65%

Calvert Social Index Fund
One Year	7.44%	12.80%	6.68%	11.68%	10.69%	11.69%	13.44%
Five Years	12.47%	13.55%	12.16%	12.41%	12.42%	12.42%	14.04%
From Inception[5]	-1.37%	-0.71%	-1.68%	-1.68%	-1.68%	-1.68	-0.29%

* Performance for Class I shares is "linked" to Class A shares because there were no Class I shareholders of Balanced for the period of 6/30/03 through 12/27/04, and there were no Class I shareholders of Enhanced Equity for the period of 1/18/02 through 4/29/05, as indicated above.

After Taxes on Distributions
Periods Ended	Class A
September 30, 2007	Total Return
With Maximum Load

CSIF Balanced
One Year	2.85%
Five Years	8.12%
Ten Years	2.34%

CSIF Bond
One Year	-0.26%
Five Years	3.01%
Ten Years	3.34%

CSIF Equity
One Year	9.09%
Five Years	11.51%
Ten Years	6.10%

CSIF Enhanced Equity
One Year	2.76%
Five Years	11.32%
From Inception[4]	3.67%

Calvert Social Index Fund
One Year	7.29%
Five Years	12.32%
From Inception[5]	-1.49%

After Taxes on Distributions and Sale of Fund Shares
Periods Ended	Class A
September 30, 2007	Total Return
With Maximum Load
CSIF Balanced
One Year	2.36%
Five Years	7.22%
Ten Years	2.49%

CSIF Bond
One Year	0.87%
Five Years	3.09%
Ten Years	3.42%

CSIF Equity
One Year	7.24%
Five Years	10.24%
Ten Years	5.64%

CSIF Enhanced Equity
One Year	3.16%
Five Years	10.13%
From Inception[4]	3.31%

Calvert Social Index Fund
One Year	5.03%
Five Years	10.88%
From Inception[5]	-1.20%
[1]	(October 21, 1982, for Class A) (April 1, 1998, for Class B) (March 1, 1994, for Class C) (March 1, 1999, for Class I)	[2]	(August 24, 1987, for Class A) April 1, 1998, for Class B) (June 1, 1998, for Class C) (March 31, 2000, for Class I)

[3]	(August 24, 1987, for Class A) (April 1, 1998, for Class B) (March 1, 1994, for Class C) (November 1, 1999, for Class I)	[4]	(April 15, 1998, for Class A) (April 15, 1998, for Class B) (June 1, 1998, for Class C) (April 15, 1998, for Class I)

[5]	(June 30, 2000, for all Classes)

Total return, like yield and net asset value per share, fluctuates in response to changes in market conditions. Neither total return nor yield for any particular time period should be considered an indication of future return.

PURCHASE AND REDEMPTION OF SHARES

Each Fund has authorized one or more broker/dealers to receive on its behalf purchase and redemption orders. Such broker/dealers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker/dealer, or if applicable, a broker/dealer's authorized designee, receives the order in good order. The customer orders will be priced at the Fund's Net Asset Value next computed after they are received by an authorized broker/dealer or the broker/dealer's authorized designee.

The Funds have no arrangement with any person to permit frequent purchases and redemptions of Fund shares.

Share certificates will not be issued unless requested in writing by the investor. If share certificates have been issued, then the certificate must be delivered to the Fund's transfer agent with any redemption request. This could result in delays. If the certificates have been lost, the shareholder will have to pay to post an indemnity bond in case the original certificates are later presented by another person. No certificates will be issued for fractional shares.

Each Fund has filed a notice of election under Rule 18f-1 with the SEC. The notice states that the Fund may honor redemptions that, during any 90-day period, exceed $250,000 or 1% of the net asset value of the Fund, whichever is less, by redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash.) The notice of election is irrevocable while Rule 18f-1 is in effect unless the SEC permits the withdrawal of such notice.

See the prospectus for additional details on purchases and redemptions.

TRUSTEES/DIRECTORS & OFFICERS

Each Fund's Board of Trustees/Directors supervises that Fund's activities and reviews its contracts with companies that provide it with services. Business information is provided below about the Trustees/Directors. "Disinterested" Trustees/Directors refers to those Trustees/Directors who are not interested persons as that term is defined in the 1940 Act and the rules thereunder.

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA ADAMSON AGE: 58	Trustee of CSIF Director of CSIS	1989 2000	President of the national non-profit, First People's Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People's Worldwide is the only American Indian alternative development institute in the country.	16	Mashantucket Pequot Endowment Bay and Paul Foundation
RICHARD L. BAIRD, JR. AGE: 59	Trustee of CSIF Director of CSIS	1982 2000	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	28
FREDERICK A. DAVIE, JR. AGE: 51	Trustee of CSIF Director of CSIS	2001 2001	Vice President of Public/Private Ventures since June, 2001. He was formerly Program Officer for the Ford Foundation and prior to that he served as Deputy Borough President for the Borough of Manhattan.	16	Auburn Seminary Faith Center for Community Development FoodChange
JOHN GUFFEY, JR. AGE: 59	Trustee of CSIF Director of CSIS	1982 2000	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	28	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 45	Trustee of CSIF Director of CSIS	2005 2005	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	16	Bridgeway Funds (14)
JOY V. JONES AGE: 57	Trustee of CSIF Director of CSIS	1990 2000	Attorney and entertainment manager in New York City.	16	Director, The Twenty-First Century Foundation
TERRENCE J. MOLLNER, Ed.D. AGE: 63	Trustee of CSIF Director of CSIS	1982 2000	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.	16	United Way of Hampshire County Calvert Social Investment Foundation Ben & Jerry's Homemade, Inc. ArtNOW, Inc. Fourth Sector Network, Inc.
SYDNEY AMARA MORRIS AGE: 58	Trustee of CSIF Director of CSIS	1982 2000	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. She previously served as Senior Minister of the Unitarian Church of Vancouver and as Minister of the Unitarian-Universalist Fellowship of Ames, IA. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Unitarian-Universalist Committee on Socially Responsible Investing.	16
RUSTUM ROY AGE: 83	Trustee of CSIF Director of CSIS	2005 2005	Evan Pugh Professor of Solid State and of Geo-chemistry Emeritus, at Pennsylvania State University, Distinguished Professor of materials, Arizona State University, & visiting Professor of Medicine, University of Arizona.	16	Chairperson, Friends of Health Chairperson, Campaign for Better Health
TESSA TENNANT AGE: 48	Trustee of CSIF Director of CSIS	2005 2005	Executive Chair, The ICE Organization, UK and former Chair and founder of ASrIA Ltd. Director of ASrIA Ltd., a not-for-profit membership organization for Socially Responsible Investing (SRI), serving the Asia Pacific region. Previously, Ms. Tennant served as Head of SRI Policy for Henderson Investors, U.K. and Head of Green and Ethical Investing for National Provident Investment Managers Ltd. Initially, Ms. Tennant headed the Environmental Research Unit of Jupiter Tyndall Merlin Ltd., and served as Director of Jupiter Tyndall Merlin investment managers.	16	ASrIA Ltd.
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK* AGE: 55	Trustee of CSIF, Director of CSIS & Senior Vice President	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	41	Calvert Social Investment Foundation Pepco Holdings, Inc.
D. WAYNE SILBY, Esq.* AGE: 59	Trustee of CSIF, Director of CSIS, Chair & President	1982	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	28	UNIFI Mutual Holding Company Calvert SocialInvestment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The ICE Organization
OFFICERS
KAREN BECKER AGE: 55	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 49	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 43	Vice President of CSIF	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	1996

Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, Inc., investment advisor to the Funds.

TRACI L. GOLDT AGE: 34	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 57	Vice President of CSIF	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 57	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 43	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 51	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL, Esq. AGE: 55	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 51	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 60	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 55	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 46	Fund Controller	1999	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

*Ms. Krumsiek is an interested person of the Funds since she is an Officer and Director of each Fund's Advisor and its affiliates. Mr. Silby is an interested person of the Funds since he is a Director of the parent company of each Fund's Advisor.

The address of Trustees/Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, with the exception of Mr. Silby, whose address is 1715 18th Street, N.W., Washington, DC 20009. Trustees/Directors and Officers as a group own less than 1% of any class of each Fund's outstanding shares.

The Board of Trustees/Directors has the following standing Committees:

    Governance Committee - Addresses matters of fund governance, including policies on Trustee/Director compensation and on Board and Committee structure and responsibilities; the functions of the Governance Committee of each Board also include those of a Nominating Committee, e.g., initiation and consideration of nominations for the appointment or election of disinterested Trustees/Directors of the Board. These matters were addressed in meetings held four times in the past fiscal year. The current members of this Committee are Ms. Adamson, Rev. Morris and Mr. Davie.

    Audit Committee - Approves and recommends to the Board independent public accountants to conduct the annual audit of each Fund's financial statements; reviews with the independent public accountants the outline, scope, and results of the annual audit; and reviews the performance and fees charged by the independent public accountants for professional services. In addition, the Audit Committee meets with each Fund's independent public accountants and representatives of Fund management to review accounting activities and areas of financial reporting and control. It met five times in the past fiscal year. The current members of this Committee are Ms. Jones and Messrs. Harper and Mollner.

    Social Committee -- Addresses matters relating to the Funds' social screening process. This Committee was created in December 2007 and therefore did not meet in the past fiscal year. The current members of this Committee are Mesdames Jones, Tennant and Krumsiek.

    Investment Performance Oversight Committee -- Oversees the Funds' investment performance including the performance of the Funds' sub-advisors, and the Funds' High Social Impact Investments program. A Special Equities Sub-Committee of this Committee oversees the Special Equities program, including review, selection and fair valuation of the social venture capital investments. The Investment Performance Oversight Committee was created in December 2007 and therefore did not meet in the past fiscal year. The current members of this Committee are Ms. Krumsiek (ex officio) and Messrs. Baird, Guffey, Roy and Silby.

The Board of Trustees/Directors of the Funds has retained Lipper Analytical Services, Inc. to provide the Board with an independent analysis of investment performance and expenses for each Fund, in connection with the Board's annual consideration of the renewal of the Funds' investment advisory, subadvisory and underwriting agreements, as required by Section 15(c) of the 1940 Act.

The Trustees/Directors owned shares in the Funds and in all other Calvert Funds for which they serve on the Board, in the following amounts as of December 31, 2007:

CSIF Money Market
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Calvert Family of Funds

Disinterested Trustees
Rebecca Adamson	None	>$100,000
Richard L. Baird, Jr.	None	>$100,000
Fred A. Davie, Jr.	None	$50,001-$100,000
John G. Guffey, Jr.	None	>$100,000
Miles Douglas Harper III	None	>$100,000
Joy V. Jones	None	>$100,000
Terrence J. Mollner	None	$50,001-$100,000
Sydney Amara Morris	$1-$10,000	$50,001-$100,000
Rustum Roy	None	>$100,000
Tessa Tennant	None	>$100,000
Interested Trustees
Barbara J. Krumsiek	None	>$100,000
D. Wayne Silby	$10,001-$50,000	>$100,000

CSIF Balanced
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Calvert Family of Funds

Disinterested Trustees
Rebecca Adamson	$50,001-$100,000	>$100,000
Richard L. Baird, Jr.	$50,001-$100,000	>$100,000
Fred A. Davie, Jr.	None	$50,001-$100,000
John G. Guffey, Jr.	>$100,000	>$100,000
Miles Douglas Harper III	None	>$100,000
Joy V. Jones	None	>$100,000
Terrence J. Mollner	None	$50,001-$100,000
Sydney Amara Morris	$1-$10,000	$50,001-$100,000
Rustum Roy	None	>$100,000
Tessa Tennant	None	>$100,000
Interested Trustees
Barbara J. Krumsiek	None	>$100,000
D. Wayne Silby	$10,001-$50,000	>$100,000

CSIF Bond
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Calvert Family of Funds

Disinterested Trustees
Rebecca Adamson	None	>$100,000
Richard L. Baird, Jr.	None	>$100,000
Fred A. Davie, Jr.	$10,001-$50,000	$50,001-$100,000
John G. Guffey, Jr.	$50,001-$100,000	>$100,000
Miles Douglas Harper III	None	>$100,000
Joy V. Jones	$10,001-$50,000	>$100,000
Terrence J. Mollner	None	$50,001-$100,000
Sydney Amara Morris	$10,001-$50,000	$50,001-$100,000
Rustum Roy	None	>$100,000
Tessa Tennant	None	>$100,000
Interested Trustees
Barbara J. Krumsiek	None	>$100,000
D. Wayne Silby	$10,001-$50,000	>$100,000

CSIF Equity
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Calvert Family of Funds

Disinterested Trustees
Rebecca Adamson	$10,001-$50,000	>$100,000
Richard L. Baird, Jr.	$10,001-$50,000	>$100,000
Fred A. Davie, Jr.	None	$50,001-$100,000
John G. Guffey, Jr.	$10,001-$50,000	>$100,000
Miles Douglas Harper III	None	>$100,000
Joy V. Jones	>$100,000	>$100,000
Terrence J. Mollner	$1-$10,000	$50,001-$100,000
Sydney Amara Morris	$10,001-$50,000	$50,001-$100,000
Rustum Roy	None	>$100,000
Tessa Tennant	None	>$100,000
Interested Trustees
Barbara J. Krumsiek	$10,001-$50,000	>$100,000
D. Wayne Silby	$10,001-$50,000	>$100,000

CSIF Enhanced Equity
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Calvert Family of Funds

Disinterested Trustees
Rebecca Adamson	$10,001-$50,000	>$100,000
Richard L. Baird, Jr.	>$100,000	>$100,000
Fred A. Davie, Jr.	$10,001-$50,000	$50,001-$100,000
John G. Guffey, Jr.	$50,001-$100,000	>$100,000
Miles Douglas Harper III	None	>$100,000
Joy V. Jones	None	>$100,000
Terrence J. Mollner	None	$50,001-$100,000
Sydney Amara Morris	$1-$10,000	$50,001-$100,000
Rustum Roy	None	>$100,000
Tessa Tennant	None	>$100,000
Interested Trustees
Barbara J. Krumsiek	>$100,000	>$100,000
D. Wayne Silby	$10,001-$50,000	>$100,000

Calvert Social Index Fund
Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Director in Calvert Family of Funds

Disinterested Directors
Rebecca Adamson	None	>$100,000
Richard L. Baird, Jr.	$10,001-$50,000	>$100,000
Fred A. Davie, Jr.	None	$50,001-$100,000
John G. Guffey, Jr.	$10,001-$50,000	>$100,000
Miles Douglas Harper III	None	>$100,000
Joy V. Jones	$1-$10,000	>$100,000
Terrence J. Mollner	None	$50,001-$100,000
Sydney Amara Morris	$1-$10,000	$50,001-$100,000
Rustum Roy	None	>$100,000
Tessa Tennant	None	>$100,000
Interested Directors
Barbara J. Krumsiek	None	>$100,000
D. Wayne Silby	$10,001-$50,000	>$100,000

Trustees/Directors not affiliated with the Advisor may elect to defer receipt of all or a percentage of their fees and deem such deferred amounts to be invested in any fund in the Calvert Family of Funds through the Trustees/Directors Deferred Compensation Plan. Management believes this will have a negligible effect on each Fund's assets, liabilities, net assets, and net income per share.

Trustee Compensation Table
Calvert Social Investment Fund

The following table (unaudited numbers) sets forth information describing the compensation of each Trustee for his/her services to the Funds for each Fund's most recent fiscal year ended September 30, 2007 and to all of the portfolios in the Fund Complex. Each portfolio within the Calvert Social Investment Fund is responsible for a proportionate share of these payments.

Name of Person, Position	Aggregate Compensation From Funds (Includes Pension or Retirement Benefits)	Pension or Retirement Benefits Accrued As Part of Funds' Expenses	Total Compensation From Funds and Fund Complex Paid to Trustees***
Rebecca Adamson** (Trustee)	$25,620	$9,487	$48,000
Richard L. Baird, Jr.** (Trustee)	$26,152	$13,076	$101,250
Frederick A. Davie, Jr. (Trustee)	$30,370	$13,077	$57,000
John Guffey, Jr.** (Trustee)	$25,620	$8,773	$92,000
Miles Douglas Harper, III** (Trustee)	$24,516	$24,516	$46,000
Joy V. Jones** (Trustee)	$26,684	$6,457	$50,000
Terrence J. Mollner, Ed.D** (Trustee)	$26,152	$0	$49,000
Sydney Amara Morris (Trustee)	$26,152	$656	$49,000
Rustum Roy (Trustee)	$25,620	$0	$48,000
Tessa Tennant** (Trustee)	$25,620	$0	$48,000
Barbara J. Krumsiek* (Trustee & President)	$0	$0	$0
D. Wayne Silby, Esq.*,** (Trustee & Chair)	$25,049	$18,786	$91,750

*Ms. Krumsiek is an interested person of the Funds since she is an Officer and Director of the Advisor and its affiliates. Mr. Silby is an interested person of the Funds since he is a Director of the parent company of the Advisor.

**Ms. Adamson, Ms. Jones and Ms. Tennant and Messrs. Baird, Guffey, Harper, Mollner and Silby have chosen to defer a portion of their compensation. As of September 30, 2007, total deferred compensation for service on all applicable Calvert Fund Boards, including dividends and capital appreciation, was $198,302; $345,421; $213,212; $181,372; $305,208; $158,982; $58,686; and $500,615; for each of them, respectively.

***As of September 30, 2007, the Fund Complex consisted of forty-one (41) Funds.

Director Compensation Table
Calvert Social Index Series, Inc.

The following table (unaudited numbers) sets forth information describing the compensation of each Director for his/her services to the Fund for the Fund's most recent fiscal year ended September 30, 2007 and to all of the portfolios in the Fund Complex.

Name of Person, Position	Aggregate Compensation From Funds (Includes Pension or Retirement Benefits)	Pension or Retirement Benefits Accrued As Part of Funds' Expenses	Total Compensation From Funds and Fund Complex Paid to Directors***
Rebecca Adamson** (Director)	$773	$286	$48,000
Richard L. Baird, Jr.** (Director)	$789	$395	$101,250
Frederick A. Davie, Jr. (Director)	$918	$388	$57,000
John Guffey, Jr.** (Director)	$773	$266	$92,000
Miles Douglas Harper, III** (Director)	$741	$741	$46,000
Joy V. Jones** (Director)	$805	$187	$50,000
Terrence J. Mollner, Ed.D** (Director)	$789	$0	$49,000
Sydney Amara Morris (Director)	$789	$19	$49,000
Rustum Roy (Director)	$773	$0	$48,000
Tessa Tennant** (Director)	$773	$0	$48,000
Barbara J. Krumsiek* (Director & President)	$0	$0	$0
D. Wayne Silby, Esq.*,** (Director & Chair)	$757	$568	$91,750

*Ms. Krumsiek is an interested person of the Funds since she is an Officer and Director of the Advisor and its affiliates. Mr. Silby is an interested person of the Funds since he is a Director of the parent company of the Advisor.

**Ms. Adamson, Ms. Jones and Ms. Tennant and Messrs. Baird, Guffey, Harper, Mollner and Silby have chosen to defer a portion of their compensation. As of September 30, 2007, total deferred compensation for service on all applicable Calvert Fund Boards, including dividends and capital appreciation, was $198,302; $345,421; $213,212; $181,372; $305,208; $158,982; $58,686; and $500,615; for each of them, respectively.

***As of September 30, 2007, the Fund Complex consisted of forty-one (41) Funds.

INVESTMENT ADVISOR AND SUBADVISORS

The Funds' Investment Advisor is Calvert Asset Management Company, Inc. ("Calvert" or the "Advisor"), a subsidiary of Calvert Group Ltd., which is a subsidiary of UNIFI Mutual Holding Company. Under the Investment Advisory Agreement with respect to the Funds, the Advisor provides investment advice to the Funds and oversees the day-to-day operations, subject to the supervision and direction of each Fund's Board of Trustees/Directors. The Advisor provides the Funds with investment supervision and management, and office space; furnishes executive and other personnel to the Funds; and pays the salaries and fees of all Trustees/Directors who are employees of the Advisor or its affiliates. The Funds pay all their other respective administrative and operating expenses, including: custodial, registrar, dividend disbursing and transfer agency fees; administrative service fees; fund accounting fees (Calvert Social Index Fund only); federal and state securities registration fees; salaries, fees and expenses of Trustees/Directors, executive officers and employees of the Funds, who are not employees of the Advisor or of its affiliates; insurance premiums; trade association dues; legal and audit fees; interest, taxes and other business fees; expenses of printing and mailing reports, notices, prospectuses, and proxy material to shareholders; annual shareholders' meeting expenses; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities. As explained in the prospectus fee table footnotes, the Funds have an expense offset arrangement with the custodian bank whereby the custodian fees may be paid indirectly by credits on the Funds' uninvested cash balances. These credits are used to reduce Fund expenses. In those Funds where the total annual fund operating expenses are subject to a contractual expense limitation, the Advisor could be deemed to have an incentive to leave greater balances at the custodian, since it receives the benefit of any expense offset credit. The Funds' Board of Trustees/Directors periodically review and evaluate the expense offset arrangement.

Under the Investment Advisory Agreement, the Advisor receives an annual fee, payable monthly, of 0.425% of the first $500 million of the CSIF Balanced Portfolio's average daily net assets, 0.40% of the next $500 million of such assets, and 0.375% of all assets above $1 billion; 0.35% of the first $1 billion of the CSIF Bond Portfolio's average daily net assets and 0.325% of all assets above $1 billion; 0.50% of the first $2 billion of the CSIF Equity Portfolio's average daily net assets, 0.475% of the next $1 billion of such assets, and 0.45% of all assets above $3 billion; 0.30% of the CSIF Money Market Portfolio's average daily net assets; 0.60% of the first $500 million of the CSIF Enhanced Equity Portfolio's average daily net assets and 0.55% of all assets above $500 million; and 0.225% of the Calvert Social Index Fund's average daily net assets.

The Advisor reserves the right to (i) waive all or a part of its fee; (ii) reimburse a Fund for expenses; and (iii) pay broker-dealers in consideration of their promotional or administrative services. The Advisor may, but is not required to, waive current payment of its fees, or reimburse expenses of the Fund, except as noted in the Fund's Prospectus. For those Funds with multiple classes, Investment Advisory fees are allocated as a Fund-level expense based on net assets.

The following chart shows the Investment Advisory fees paid to the Advisor for the past three fiscal years:
	2005	2006	2007
CSIF Money Market	$484,015	$493,454	$539,838
CSIF Balanced	$2,356,288	$2,439,940	$2,542,986
CSIF Bond	$871,605	$1,327,523	$1,903,964
CSIF Equity	$5,572,057	$6,255,016	$6,574,688
CSIF Enhanced Equity	$446,030	$447,502	$494,113
Calvert Social Index Fund	$122,473	$141,845	$194,424

Subadvisors

Atlanta Capital Management Company, LLC ("Atlanta Capital") is controlled by Eaton Vance Corp. Atlanta Capital receives a Subadvisory fee, paid by the Advisor, of 0.30% of the average daily net assets it manages for the CSIF Equity Portfolio.

New Amsterdam Partners LLC ("New Amsterdam") is controlled by Michelle Clayman, CFA. New Amsterdam receives a Subadvisory fee, paid by the Advisor, of 0.25% of the average daily net assets it manages for the CSIF Balanced Portfolio.

Profit Investment Management ("Profit") is controlled by Eugene A. Profit. Profit receives a fee, paid by the Advisor, of 0.40% of the CSIF Balanced Portfolio's first $10 million of average daily net assets it manages, 0.35% of the next $40 million of such assets, and 0.25% of any such assets over $50 million.

SSgA Funds Management, Inc. ("SSgA FM") is a subsidiary of State Street Corporation. SSgA FM receives a Subadvisory fee, paid by the Advisor, of 0.25% of the average daily net assets it manages for each of the CSIF Enhanced Equity Portfolio and the CSIF Balanced Portfolio, respectively.

World Asset Management, Inc. ("World Asset") is an indirect wholly-owned subsidiary of Comerica Incorporated. World Asset receives a Subadvisory fee, paid by the Advisor, of 0.07% of the Calvert Social Index Fund's first $50 million of average annual daily net assets managed by the Subadvisor, 0.05% of the next $50 million, and 0.03% of such assets over $100 million.

Each Fund has received an exemptive order to permit each applicable Fund and the Advisor to enter into and materially amend the respective Investment Subadvisory Agreement (entered into with any subadviser that is not an "affiliated person", as defined in Section 2(a)(3) of the 1940 Act) without shareholder approval. Within 90 days of the hiring of any Subadvisor or the implementation of any proposed material change in the Investment Subadvisory Agreement, the affected Fund will furnish its shareholders information about the new Subadvisor or Investment Subadvisory Agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new Subadvisor or any proposed material change in the Investment Subadvisory Agreement of the Fund. The Fund will meet this condition by providing shareholders, within 90 days of the hiring of the Subadvisor or implementation of any material change to the terms of an Investment Subadvisory Agreement, with an information statement to this effect.

PORTFOLIO MANAGER DISCLOSURE

Additional information about each Portfolio's Portfolio Managers, identified in the applicable Prospectus of the Portfolio, is provided below. This information is not required for CSIF Money Market.

A. Other Accounts Managed by Fund Portfolio Managers

The following Fund Portfolio Managers are also primarily responsible for day-to-day management of the portfolios of the other accounts indicated below. This information includes accounts managed by any group which includes the identified Portfolio Manager. The "Other Accounts" category includes accounts managed in the Portfolio Manager's personal as well as professional capacities.

CSIF BALANCED

Calvert:

John P. Nichols
Accounts Managed other than CSIF Balanced as of October 26, 2007	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	4	5	0
Total Assets in Other Accounts Managed	$629,015,190	$61,792,685	$0
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

1. Fixed Income Investments

Calvert:

Gregory Habeeb
Accounts Managed other than CSIF Balanced as of September 30, 2007	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	7	0	0
Total Assets in Other Accounts Managed	$7,628,845,500	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

2. Equity Investments

New Amsterdam:

Michelle Clayman, CFA
Accounts Managed other than CSIF Balanced as of September 30, 2007	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	5	0	116
Total Assets in Other Accounts Managed	$378 million	$0	$4.95 billion
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	2
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$642 million

Note: "Other Accounts" category includes accounts managed by any group that includes the specified individual and the personal investments managed by the specified individual.

New Amsterdam:

Nathaniel Paull, CFA
Accounts Managed other than CSIF Balanced as of September 30, 2007	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	5	0	116
Total Assets in Other Accounts Managed	$378 million	$0	$4.95 billion
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	2
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$642 million

Note: "Other Accounts" category includes accounts managed by any group that includes the specified individual and the personal investments managed by the specified individual.

SSgA FM:

Ric Thomas
Accounts Managed other than CSIF Balanced as of September 30, 2007	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	8	43	76
Total Assets in Other Accounts Managed	$1.19 billion*	$54.79 billion	$46.26 billion
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	1	44**	31**
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0.33 billion	$54.15 billion**	$24.57 billion

*Please note that SSgA FM's enhanced assets are managed on a team basis. This table refers to SSgA, comprised of all of the investment management affiliates of State Street Corporation, including SSgA FM.

**Includes those pooled investment vehicles in which SSgA's advisory fee from at least one investor is based on the account's performance.

SSgA FM:

John O'Connell
Accounts Managed other than CSIF Balanced as of September 30, 2007	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	8	43	76
Total Assets in Other Accounts Managed	$1.19 billion*	$54.79 billion	$46.26 billion
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	1	44**	31**
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0.33 billion	$54.15 billion**	$24.57 billion

*Please note that SSgA FM's enhanced assets are managed on a team basis. This table refers to SSgA, comprised of all of the investment management affiliates of State Street Corporation, including SSgA FM.

**Includes those pooled investment vehicles in which SSgA's advisory fee from at least one investor is based on the account's performance.

Profit:

Eugene Profit
Accounts Managed other than CSIF Balanced as of September 30, 2007	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	1	0	79
Total Assets in Other Accounts Managed	$11.5 million	$0	$1.448 billion
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	1
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$18.8 million

CSIF EQUITY

Atlanta Capital:

Richard B. England
Accounts Managed other than CSIF Equity as of September 30, 2007	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	2	0	842
Total Assets in Other Accounts Managed	$209 million	$0	$3.216billion
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	2
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$246 million

Atlanta Capital:

Marilyn R. Irvin, CFA
Accounts Managed other than CSIF Equity as of September 30, 2007	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	4	0	843
Total Assets in Other Accounts Managed	$343 million	$0	$2.632 billion
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	2
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$246 million

Atlanta Capital:

William R. Hackney III, CFA
Accounts Managed other than CSIF Equity as of September 30, 2007	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	5	0	842
Total Assets in Other Accounts Managed	$376 million	$0	$3.216 billion
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	2
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$246 million

CSIF BOND

Calvert:

Gregory Habeeb
Accounts Managed other than CSIF Bond as of September 30, 2007	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	7	0	0
Total Assets in Other Accounts Managed	$7,217,856,886	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

CSIF ENHANCED EQUITY

SSgA FM:

Ric Thomas
Accounts Managed other than CSIF Enhanced Equity as of September 30, 2007	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	8	43	76
Total Assets in Other Accounts Managed	$1.32 billion*	$54.79 billion	$46.26 billion
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	1	44**	31**
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0.33 billion	$54.15 billion**	$24.57 billion

*Please note that SSgA FM's enhanced assets are managed on a team basis. This table refers to SSgA, comprised of all of the investment management affiliates of State Street Corporation, including SSgA FM.

**Includes those pooled investment vehicles in which SSgA's advisory fee from at least one investor is based on the account's performance.

SSgA FM:

John O'Connell
Accounts Managed other than CSIF Balanced as of September 30, 2007	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	8	43	76
Total Assets in Other Accounts Managed	$1.32 billion*	$54.79 billion	$46.26 billion
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	1	44**	31**
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0.33 billion	$54.15 billion**	$24.57 billion

*Please note that SSgA FM's enhanced assets are managed on a team basis. This table refers to SSgA, comprised of all of the investment management affiliates of State Street Corporation, including SSgA FM.

**Includes those pooled investment vehicles in which SSgA's advisory fee from at least one investor is based on the account's performance.

CALVERT SOCIAL INDEX FUND

World Asset:

Kenneth A. Schluchter, III
Accounts Managed other than Calvert Social Index Fund as of September 30, 2007	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	7	47	0
Total Assets in Other Accounts Managed	$1.64 billion	$10.73 billion	$0
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

World Asset:

Kevin K. Yousif
Accounts Managed other than Calvert Social Index Fund as of September 30, 2007	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	7	47	0
Total Assets in Other Accounts Managed	$1.64 billion	$10.73 billion	$0
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

B. Potential Conflicts of Interest in Managing a Portfolio and Other Accounts

The following describes material conflicts of interest, which may potentially arise in connection with the management of a Fund's investments by a Portfolio Manager and that individual's simultaneous management of the investments of any other accounts listed in this SAI. See "Other Accounts Managed by Fund Portfolio Managers above.

CSIF BALANCED

Calvert:

John P. Nichols

When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. The portfolio management team members are aware of and abide by the Advisor's trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. Performance dispersion among accounts employing similar investment strategy but with different fee structures is periodically examined by the Advisor to ensure that any material divergence in expected performance is adequately explained by differences in the investment guidelines and timing of cash flows.

1. Fixed Income Investments

Calvert:

Gregory Habeeb

(See "Conflicts of Interest" above with respect to John P. Nichols of Calvert regarding the CSIF Balanced Portfolio.)

2. Equity Investments

New Amsterdam:

Michelle Clayman, CFA, and Nathaniel Paull, CFA

Whenever a Portfolio Manager manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts in the allocation of investment opportunities between accounts. New Amsterdam has adopted policies and procedures designed to address these potential material conflicts and believes several factors limit the presence of conflicts between accounts managed by the portfolio management team. The portfolio management team members are aware of and abide by New Amsterdam trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. Performance attribution with full transparency of holdings and identification of contributors to gains and losses act as important controls on conflicts that might otherwise exist where similar accounts are traded in a common trading environment. Performance dispersion among accounts employing the same investment strategy but with different fee structures is periodically examined by the portfolio management team and New Amsterdam's Compliance Manager to ensure that any material divergence in expected performance is adequately explained by differences in the client's investment guidelines and timing of cash flows.

SSgA FM:

Ric Thomas and John O'Connell

A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager's execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the Portfolio Manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the Portfolio Manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees -- the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

Profit:

Eugene A. Profit

Whenever a Portfolio Manager manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interests exist, including potential conflicts in the allocation of investment opportunities between accounts. Profit has adopted policies and procedures designed to address these potential material conflicts and believes several factors limit the presence of conflicts between accounts managed by the portfolio manager. The investment team is aware of Profit's trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. In addition, performance dispersion among accounts employing the same investment strategy but with different fee structures is periodically examined by the portfolio management team and Profit's Compliance Officer to ensure that any material divergence in expected performance is adequately explained by differences in the client's investment guidelines, timing of cash flows and other reasonable considerations.

CSIF EQUITY

Atlanta Capital:

Richard B. England, Marilyn R. Irvin and William R. Hackney III

It is possible that conflicts of interest may arise in connection with a portfolio manager's management of the Fund's investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources, and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. Atlanta Capital has established procedures to mitigate such conflicts including review of performance dispersion, policies to monitor trading and best execution and annual review of the compensation weighting process by senior management to ensure incentives are properly aligned across all client accounts.

In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested parties. In addition, Atlanta Capital has adopted procedures to monitor performance dispersion for accounts with incentive fee arrangements as compared to similarly managed non-incentive accounts.

CSIF BOND

Calvert:

Gregory Habeeb

(See "Conflicts of Interest" above with respect to John P. Nichols of Calvert regarding CSIF Balanced.)

CSIF ENHANCED EQUITY

SSgA FM:

Ric Thomas and John O'Connell

(See "Conflicts of Interest" above with respect to SSgA FM regarding CSIF Balanced.)

CALVERT SOCIAL INDEX FUND

World Asset:

Kenneth A. Schluchter and Kevin K. Yousif

World Asset personnel may be part of the portfolio management team serving numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). World Asset portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

The management of multiple accounts may result in a portfolio manager or other team member devoting unequal time and attention to the management of a particular account. Although World Asset does not track the time a portfolio manager spends on a single account, World Asset does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he or she is responsible. World Asset seeks to manage competing interests for the time and attention of a portfolio management team by having portfolio management teams focus on a particular investment discipline or complementary investment disciplines. Most accounts within a particular investment discipline are managed using the same investment model. Even where multiple accounts are managed by the same portfolio management team within the same investment discipline, however, World Asset may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account. Accordingly, the performance of each account managed by a portfolio management team will vary.

Although they are less likely to arise in the context of passively managed accounts than they are in the context of actively managed accounts, conflicts of interest may arise where some accounts managed by a particular portfolio management team have higher fees than the fees paid by other accounts. Because each portfolio manager's compensation is affected by revenues earned by World Asset, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts.

In addition, to the extent that trade orders are aggregated, which typically occurs in limited circumstances involving participation in initial public offerings or secondary offerings, conflicts may arise when aggregating and/or allocating aggregated trades. World Asset may aggregate multiple trade orders for a single security in several accounts into a single trade order, absent specific client directions to the contrary. When a decision is made to aggregate transactions on behalf of more than one account, the transactions will be allocated to all participating client accounts in a fair and equitable manner.

World Asset has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, World Asset monitors a variety of areas, including compliance with account investment guidelines and/or restrictions, the allocation of initial public offerings, and compliance with the World Asset's Code of Ethics and compliance program under the 1940 Act and Investment Advisers Act of 1940. Furthermore, senior personnel of World Asset periodically review the performance of all portfolio managers.

C. Compensation of Fund Portfolio Managers

Set forth below are the structure of and method used to determine (1) the cash and non-cash compensation received by each Portfolio Manager from a Portfolio, the Advisor or Subadvisor (if any) of the Portfolio, or any other sources with respect to management of the Portfolio, and (2) the cash and non-cash compensation received by the Portfolio Manager from any other accounts listed in this SAI. See "Other Accounts Managed by Portfolio Managers of the Portfolios" above.

CSIF BALANCED

Calvert:

John P. Nichols
Compensation with Respect to Management of CSIF Balanced and Other Accounts as of October 26, 2007
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary (cash)	Calvert	Fixed annually. Based on experience and responsibilities. Competitive with industry peers / standards.
Bonus (cash)	Calvert

Paid annually. Based on quantitative formula linked to long- and short-term corporate financial performance (i.e., net earnings) of Calvert Group, Ltd., parent of the Advisor, and long- and short-term performance of Funds overseen, relative to Fund benchmarks. Also based on qualitative factors, such as the ability to work well with other members of the investment team.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

1. Fixed Income Investments

Calvert:

Gregory Habeeb
Compensation with Respect to Management of CSIF Balanced and Other Accounts as of September 30, 2007
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary (cash)	Calvert	Fixed annually. Based on experience and responsibilities. Competitive with industry peers / standards.
Bonus (cash)	Calvert

Paid annually. Based on quantitative formula linked to long- and short-term corporate financial performance (i.e., net earnings) of Calvert Group, Ltd., parent of the Advisor, and long- and short-term performance of Funds overseen, relative to Fund benchmarks. Also based on qualitative factors, such as the ability to work well with other members of the investment team.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

2. Equity Investments

New Amsterdam:

Michelle Clayman, CFA
Compensation with Respect to Management of CSIF Balanced and Other Accounts as of September 30, 2007
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	New Amsterdam	Partners of the firm, including Ms. Clayman, receive a guaranteed (fixed) payment.
Bonus	None	N/A
Deferred Compensation	New Amsterdam	A profit sharing plan is offered to all professionals upon meeting certain employment requirements, based on an actuarial analysis of compensation, length of service and age.
Other Compensation or Benefits Not Generally Available to All Salaried Employees	New Amsterdam	Ms. Clayman is the managing partner of the firm and as such receives a percentage of the firm's profits proportional to her ownership percentage.

New Amsterdam:

Nathaniel Paull, CFA
Compensation with Respect to Management of CSIF Balanced and Other Accounts as of September 30, 2007
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	New Amsterdam	Partners of the firm, including Mr. Paull, receive a guaranteed (fixed) payment.
Bonus	None	N/A
Deferred Compensation	New Amsterdam	A profit sharing plan is offered to all professionals upon meeting certain employment requirements, based on an actuarial analysis of compensation, length of service and age.
Other Compensation or Benefits Not Generally Available to All Salaried Employees	New Amsterdam	Mr. Paull is a partner of the firm and as such receives a percentage of the firm's profits proportional to his ownership percentage.

No part of either Portfolio Manager's compensation is based on the performance of specific accounts or clients.

SSgA FM:

Ric Thomas and John O'Connell
Compensation with Respect to Management of CSIF Balanced and Other Accounts as of September 30, 2007
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	SSgA FM

The compensation of SSgA FM's investment professionals is based on a number of factors. The first factor considered is external market. Through an extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity).

Bonus	SSgA FM

In addition to the above, the second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and SSgA FM. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy.

Deferred Compensation	SSgA FM

1. Deferred equity determined by competitive market data.

2. Component of Bonus -- firm wide incentive equity compensation pool; manager distributes based on overall performance of the group and individual.

Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

Profit:

Eugene A. Profit
Compensation with Respect to Management of CSIF Balanced and Other Accounts as of September 30, 2007
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Profit	Based on industry surveys.
Bonus	Profit	Based on firm profitability.
Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	Profit is an LLC that passes on profits to the owners. As an owner, the president/portfolio manager receives a portion of these profits.

CSIF EQUITY

Atlanta Capital:

Richard B. England, Marilyn R. Irvin, and William R. Hackney III
Compensation with Respect to Management of CSIF Equity and Other Accounts as of September 30, 2007
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Atlanta Capital

Fixed, reviewed on an annual basis and evaluated based on industry survey data and other job responsibilities in the firm (such as heading an investment group, providing analytical support to other portfolios, or overall firm management). Atlanta Capital seeks to compensate Portfolio Managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry.

Bonus	Atlanta Capital

Variable and may fluctuate substantially from year to year, based on changes in manager performance and other factors as described herein. Each Portfolio Manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves on the portfolio management team. Performance is normally based on periods ending on the June 30th preceding fiscal year-end. The primary measures of management team performance are one-year, three-year, and five-year total return investment performance against product-specific benchmarks and peer groups. Fund performance is evaluated primarily against a peer group of funds as determined by Lipper, Inc. and/or Morningstar, Inc. For managers responsible for multiple funds and accounts or serving on multiple portfolio management teams, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among the managed funds and accounts. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Atlanta Capital and its parent company, Eaton Vance Corp. The size of the overall incentive compensation pool is determined each year by Atlanta Capital's management team in consultation with Eaton Vance Corp. and depends primarily on Atlanta Capital's profitability for the year.

Deferred Compensation	Atlanta Capital / Eaton Vance Corp.

Variable and may fluctuate substantially from year to year, based on changes in manager performance and other factors as described herein. Consists primarily of annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp.'s nonvoting common stock.

Other Compensation or Benefits Not Generally Available to All Salaried Employees	Atlanta Capital	All Portfolio Managers maintain ownership in Atlanta Capital through an LLC holding company. Firm profits are distributed to owners based on their individual ownership percentage.

CSIF BOND

Calvert:

Gregory Habeeb

Compensation with Respect to Management of CSIF Bond and Other Accounts as of September 30, 2007
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Calvert	Fixed annually. Based on experience and responsibilities. Competitive with industry peers / standards.
Bonus	Calvert

Paid annually. Based on quantitative formula linked to long- and short-term corporate financial performance (i.e., net earnings) of Calvert Group, Ltd., parent of the Advisor, and long- and short-term performance of Funds overseen, relative to Fund benchmarks. Also based on qualitative factors, such as the ability to work well with other members of the investment team.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

CSIF ENHANCED EQUITY

SSgA FM:

Ric Thomas and John O'Connell
Compensation with Respect to Management of CSIF Enhanced Equity and Other Accounts as of September 30, 2007
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	SSgA FM

The compensation of SSgA FM's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity).

Bonus	SSgA FM

In addition to the above, the second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and SSgA FM. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy.

Deferred Compensation	SSgA FM

1. Deferred Equity determined by competitive market data.

2. Component of Bonus -- firm wide incentive equity compensation pool; manager distributes based on overall performance of the group and individual.

Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

CALVERT SOCIAL INDEX FUND

World Asset:

Kenneth A. Schluchter and Kevin K. Yousif
Compensation with Respect to Management of Calvert Social Index Fund and Other Accounts as of September 30, 2007
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	World Asset	Fixed (guaranteed) payment based in investment industry benchmark compensation surveys.
Bonus	World Asset

An overall firm bonus pool is earned based on meeting key corporate initiatives and objectives. Members of the portfolio management team are eligible to earn a bonus based on that pool. Individual bonuses for all members of a portfolio management team are influenced by the profitability of the firm as well as meeting key departmental objectives. In determining portfolio manager bonuses, World Asset considers a variety of factors, including qualitative elements such as leadership, team interaction and results, client satisfaction, and overall contribution to the firm's success as well as the profitability of the firm.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	World Asset

Members of the portfolio management team may also be eligible for long-term incentives in the form of (1) options to purchase shares of Comerica Incorporated and / or (2) restricted shares of Comerica Incorporated stock. These programs provide additional incentives to retain key personnel within World Asset as well as our parent company Comerica, Incorporated.

No part of either Portfolio Manager's compensation is based on the performance of specific accounts or clients.

D. Securities Ownership of Portfolio Managers of the Portfolios

With respect to each Portfolio Manager identified in the applicable Prospectuses, the following information sets forth the Portfolio Manager's beneficial ownership of securities as of September 30, 2007 in the Portfolio(s) managed by that individual. The securities were valued as of September 30, 2007. (Specified ranges: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000.)

Portfolio	Firm	Name of Portfolio Manager	Portfolio Ownership
CSIF Balanced	Calvert	John P. Nichols (as of October 26, 2007)	None
		Gregory Habeeb	None
	New Amsterdam	Michelle Clayman, CFA	None
		Nathaniel Paull, CFA	None
	SSgA FM	Ric Thomas	None
		John O'Connell	None
	Profit	Eugene A. Profit	None
CSIF Equity	Atlanta Capital	Richard B. England	$50,001-$100,000
		Marilyn R. Irvin	$10,000-$50,000
		William R. Hackney III	$100,001-$500,000
CSIF Bond	Calvert	Gregory Habeeb	None
CSIF Enhanced Equity	SSgA FM	Ric Thomas	None
		John O'Connell	None
Calvert Social Index Fund	World Asset	Kenneth A. Schluchter	None
		Kevin K. Yousif	None

ADMINISTRATIVE SERVICES AGENT

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, has been retained by each Fund to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports. For providing such services, CASC receives an annual administrative fee payable monthly (as a percentage of average net assets) as follows:
Class O
CSIF Money Market	0.20%

	Class A, B, and C	Class I
CSIF Balanced	0.275%	0.125%
CSIF Bond	0.30%	0.10%
CSIF Equity	0.20%	0.10%
CSIF Enhanced Equity	0.15%	0.10%
Calvert Social Index Fund	0.225%	0.10%

The following chart shows the administrative fees paid to CASC by the Funds for the past three fiscal years:
	2005	2006	2007
CSIF Money Market	$322,676	$328,970	$359,892
CSIF Balanced	$1,532,857	$1,587,950	$1,651,089
CSIF Bond	$708,994	$1,036,308	$1,403,909
CSIF Equity	$2,114,420	$2,355,881	$2,475,638
CSIF Enhanced Equity	$111,360	$109,591	$139,753
Calvert Social Index Fund	$120,477	$134,043	$171,918

METHOD OF DISTRIBUTION

Calvert Distributors, Inc. ("CDI") is the principal underwriter and distributor for the Funds. CDI is an affiliate of each Fund's Advisor. Under the terms of its underwriting agreement with the Funds, CDI markets and distributes the Funds' shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors.

Pursuant to Rule 12b-1 under the 1940 Act, the Funds have adopted Distribution Plans (the "Plans") which permit the Funds to pay certain expenses associated with the distribution and servicing of shares. Such expenses for Class A shares may not exceed, on an annual basis, 0.35% of the Balanced, Equity and Bond Portfolios' respective average daily net assets and 0.25% of the Enhanced Equity Portfolio's and Index Fund's respective average daily net assets. Such expenses for shares of the Money Market Portfolio (Class O) may not exceed, on an annual basis, 0.25% of the Portfolio's average daily net assets. However, the applicable Board of Trustees/Directors has determined that, until further action by the Board, no Fund shall pay Class A (or for the Money Market Portfolio, Class O) distribution expenses in excess of 0.25% of its average daily net assets; and further, that Class A distribution expenses only be charged on the average daily net assets of the Balanced Portfolio in excess of $30,000,000.

Expenses under the Funds' Class B and Class C Plans may not exceed, on an annual basis, 1.00% of the Balanced, Bond, Equity, Enhanced Equity, and Index Fund's Class B and Class C average daily net assets, respectively. Class I has no Plan. Class A Plans (or for the Money Market Portfolio, with respect to Class O) reimburse CDI only for expenses it incurs, while the Class B and C Plans compensate CDI at a set rate regardless of CDI's expenses. Plan expenses may be spent for advertising, printing and mailing of prospectuses to persons who are not already Fund shareholders, compensation to broker/dealers, underwriters, and salespersons, and, for Class B, interest and finance charges.

Each Fund's Plans were approved by the Board of Trustees/Directors, including the Trustees/Directors who are not "interested persons" of the Funds (as that term is defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans. The selection and nomination of the Trustees/Directors who are not interested persons of the Funds is committed to the discretion of such disinterested Trustees/Directors. In establishing the Plans, the Trustees/Directors considered various factors including the amount of the distribution expenses. The Trustees/Directors determined that there is a reasonable likelihood that the Plans will benefit each Fund and its shareholders, including economies of scale at higher asset levels, better investment opportunities and more flexibility in managing a growing portfolio.

The Plans may be terminated by vote of a majority of the disinterested Trustees/Directors who have no direct or indirect financial interest in the Plans, or by vote of a majority of the outstanding shares of the affected class of each Fund. If the Funds should ever switch to a new principal underwriter without terminating the Class B Plan, the fee would be prorated between CDI and the new principal underwriter. Any change in the Plans that would materially increase the distribution cost to a Fund requires approval of the shareholders of the affected class; otherwise, the Plans may be amended by the Trustees/Directors, including a majority of the disinterested Trustees/Directors as described above. The Plans will continue in effect for successive one-year terms provided that such continuance is specifically approved by: (i) the vote of a majority of the Trustees/Directors who are not parties to the Plans or interested persons of any such party and who have no direct or indirect financial interest in the Plans, and (ii) the vote of a majority of the entire Board of Trustees/Directors.

As noted above, distribution and shareholding servicing expenses are paid to broker/dealers through sales charges (paid by the investor) and 12b-1 Plan expenses (paid by the Funds as part of the annual operating expenses). In addition to these payments, the Advisor, CDI and/or their affiliates, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Funds. The Advisor, CDI and/or their affiliates have agreed to pay certain firms compensation based on sales of Fund shares or on assets held in those firms' accounts for their marketing, distribution, and shareholder servicing of Fund shares, above the usual sales charges, distribution and service fees. In other instances, one of these entities may make annual payments to a broker/dealer in order to be included in a wrap or preferred provider program. This list may be changed from time to time. As of December 31, 2007, the Advisor, CDI and/or their affiliates had special arrangements regarding one or more Calvert Funds with the following firms: Ameriprise Financial Services, Merrill Lynch, Pershing, Thrivent Financial for Lutherans, CUSO, Wells Fargo Investments, Marshall & Ilsley, SunGard Institutional Brokerage Inc., LPL Financial Services, Wachovia Securities, Citigroup Global Markets, UBS Financial Services, Morgan Stanley, Charles Schwab & Co., Inc. and National Financial Services, LLC. Where payments are being made to a broker/dealer to encourage sales of Fund shares, the broker/dealer has an incentive to recommend Fund shares to its customers. Neither the Advisor nor any Subadvisor uses Fund brokerage to compensate broker/dealers for the sale of Fund shares.

The Funds have entered into an agreement with CDI as principal underwriter. CDI makes a continuous offering of the Funds' securities on a "best efforts" basis. Under the terms of the agreement, CDI is entitled to receive a distribution fee and a service fee from the Funds based on the average daily net assets of each Fund's respective classes. These fees are paid pursuant to the Funds' Plan.

Total Plan Expenses paid to CDI by the Funds for the fiscal year ended September 30, 2007 were:

	Class A	Class B	Class C
CSIF Balanced	$1,277,640	$265,446	$293,783
CSIF Bond	$763,555	$161,446	$320,376
CSIF Equity	$2,383,271	$923,853	$1,150,063
CSIF Enhanced Equity	$161,381	$80,515	$92,560
Calvert Social Index Fund	$137,483	$55,972	$78,156

For the fiscal year ended September 30, 2007, the Funds' Plan expenses for Classes A, B, and C were spent for the following purposes:

CSIF Money Market

This Portfolio has never paid Plan expenses.
CSIF Balanced	Class A	Class B	Class C
Compensation to broker/dealers	$970,205	$67,708	$240,951
Compensation to sales personnel	$55,341	$0	$0
Advertising	$49,531	$0	$0
Printing and mailing of prospectuses
to other than current shareholders	$12,338	$0	$0
Compensation to underwriters	$87,003	$197,738	$52,832
Interest, financing charges	$0	$0	$0
Other: sales & marketing expenses including salaries, conference, trade show & seminar expenses, market research & other marketing support expenses	$103,222	$0	$0

CSIF Bond	Class A	Class B	Class C
Compensation to broker/dealers	$763,555	$42,508	$196,255
Compensation to sales personnel	$0	$0	$0
Advertising	$0	$0	$0
Printing and mailing of prospectuses
to other than current shareholders	$0	$0	$0
Compensation to underwriters	$0	$118,938	$124,121
Interest, financing charges	$0	$0	$0
Other	$0	$0	$0

CSIF Equity	Class A	Class B	Class C
Compensation to broker/dealers	$2,151,058	$235,192	$952,983
Compensation to sales personnel	$119,231	$0	$0
Advertising	$90,651	$0	$0
Printing and mailing of prospectuses
to other than current shareholders	$22,331	$0	$0
Compensation to underwriters	$0	$688,661	$197,080
Interest, financing charges	$0	$0	$0
Other	$0	$0	$0

CSIF Enhanced Equity	Class A	Class B	Class C
Compensation to broker/dealers	$140,081	$20,308	$65,447
Compensation to sales personnel	$13,649	$0	$0
Advertising	$6,239	$0	$0
Printing and mailing of prospectuses
to other than current shareholders	$1,412	$0	$0
Compensation to underwriters	$0	$60,207	$27,113
Interest, financing charges	$0	$0	$0
Other	$0	$0	$0

Calvert Social Index Fund	Class A	Class B	Class C
Compensation to broker/dealers	$121,589	$12,716	$60,165
Compensation to sales personnel	$9,584	$0	$0
Advertising	$5,097	$0	$0
Printing and mailing of prospectuses
to other than current shareholders	$1,213	$0	$0
Compensation to underwriters	$0	$43,256	$17,991
Interest, financing charges	$0	$0	$0
Other	$0	$0	$0

CSIF Balanced, Equity, and Enhanced Equity Portfolios and Calvert Social Index Fund

Class A shares are offered at net asset value plus a front-end sales charge as follows:
	As a % of	As a % of	Allowed to
Amount of	offering	net amount	Brokers as a % of
Investment	price	invested	Offering price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.80%
$1,000,000 and over	0.00%	0.00%	0.00%

CSIF Bond

Class A Shares are offered at net asset value plus a front-end sales charge as follows:
	As a % of	As a % of	Allowed to
Amount of	offering	net amount	Brokers as a % of
Investment	price	invested	Offering price
Less than $50,000	3.75%	3.90%	3.00%
$50,000 but less than $100,000	3.00%	3.09%	2.25%
$100,000 but less than $250,000	2.25%	2.30%	1.75%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.80%
$1,000,000 and over	0.00%	0.00%	0.00%

CDI receives any front-end sales charge or CDSC paid. A portion of the front-end sales charge may be reallowed to dealers. The aggregate amount of sales charges (gross underwriting commissions) and, for Class A only, the net amount retained by CDI (i.e., not reallowed to dealers) for the last three fiscal years were:
Fiscal Year	2005		2006		2007
Class A	Gross	Net	Gross	Net	Gross	Net
CSIF Balanced	$595,771	$238,133	$527,760	$212,459	$430,531	$177,326
CSIF Bond	$295,772	$144,333	$276,386	$151,460	$229,790	$131,756
CSIF Equity	$812,112	$349,948	$631,097	$279,600	$513,481	$216,977
CSIF Enhanced Equity	$77,886	$31,698	$74,639	$31,460	$80,158	$37,607
Calvert Social Index Fund	$80,076	$32,104	$73,461	$30,971	$86,653	$36,689

Class B	2005		2006		2007
CSIF Balanced	$0		$0		$0
CSIF Bond	$0		$0		$0
CSIF Equity	$0		$0		$0
CSIF Enhanced Equity	$0		$0		$0
Calvert Social Index Fund	$0		$0		$0

Class C	2005		2006		2007
CSIF Balanced	$4,744		$3,952		$4,130
CSIF Bond	$1,816		$6,505		$8,278
CSIF Equity	$16,405		$10,277		$9,475
CSIF Enhanced Equity	$1,009		$1,727		$1,771
Calvert Social Index Fund	$845		$803		$712

Fund Trustees/Directors and certain other affiliated persons of the Funds are exempt from the sales charge since the distribution costs are minimal to persons already familiar with the Funds. Other groups (e.g., group retirement plans) are exempt due to economies of scale in distribution. See the prospectus for additional share purchase information.

TRANSFER AND SHAREHOLDER SERVICING AGENTS

Boston Financial Data Services, Inc. ("BFDS"), a subsidiary of State Street Bank & Trust Company, N.A., has been retained by the Funds to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert Group, Ltd., has been retained by the Funds to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the BFDS system, maintenance of broker/dealer data, and preparing and distributing statements to shareholders regarding their accounts.

For these services, BFDS receives a fee based on the number of shareholder accounts and transactions, while CSSI receives a fee based on the asset class (money market, fixed income and equities) and the resources necessary to support the various services each asset class requires. CSSI may contract with subagents, at the Funds' expense, to provide recordkeeping and subaccounting services to the Funds. The following chart shows the shareholder servicing fees paid to CSSI by the Funds for the past three fiscal years:
	2005	2006	2007
CSIF Money Market	$214,878	$170,714	$183,522
CSIF Balanced	$240,847	$215,210	$248,787
CSIF Bond	$99,233	$117,261	$127,590
CSIF Equity	$454,516	$430,404	$419,387
CSIF Enhanced Equity	$32,280	$30,724	$37,207
Calvert Social Index Fund	$34,140	$33,341	$30,083

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. The Funds' Advisor and Subadvisors make investment decisions and select brokers and dealers under the direction and supervision of the Board of Trustees/Directors.

Broker/dealers who execute transactions on behalf of the Funds are selected on the basis of their execution capability and trading expertise considering, among other factors, the overall reasonableness of the brokerage commissions, current market conditions, size and timing of the order, difficulty of execution, per share price, market familiarity, reliability, integrity, and financial condition, subject to the Advisor's/Subadvisor's obligation to seek best execution. The Funds have adopted a policy that prohibits the Advisor and their respective Subadvisors from using Fund brokerage to compensate broker/dealers for promotion or sale of Fund shares.

For the last three fiscal years, total brokerage commissions paid were as follows:
	2005	2006	2007
CSIF Balanced	$279,218	$257,341	$288,120
CSIF Bond	$56,351	$90,995	$168,267
CSIF Equity	$734,319	$887,397	$986,671
CSIF Enhanced Equity	$58,311	$49,825	$66,085
Calvert Social Index Fund	$8,211	$9,546	$7,570

CSIF Bond has experienced an increase in brokerage commissions since 2005 due to more active trading in U.S. Treasury futures and growth in Fund assets. Brokerage commissions paid with respect to CSIF Equity have increased since 2005 due to higher transaction volume. Brokerage commissions paid with respect to CSIF Enhanced Equity increased in 2007 due to higher transaction volume.

None of the Funds paid brokerage commissions to affiliated persons in 2005. In 2006, CSIF Balanced paid $208 in brokerage commissions to SBK-Brooks Investment Corp., an affiliated person of Union Heritage Capital Management, representing 0.08% of the Fund's total commissions and 0.07% of the Fund's total dollar amount of commission transactions. In 2007, none of the Funds paid brokerage commission to affiliated persons.

The Funds' Advisor and Subadvisors select brokers on the basis of best execution. In some cases they select brokers that provide research and research-related services to them. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; providing portfolio performance evaluation and technical market analyses; and providing other services relevant to the investment decision making process. Other such services are designed primarily to assist the Advisor in monitoring the investment activities of the Subadvisors of the Funds. Such services include portfolio attribution systems, return-based style analysis, and trade-execution analysis. The Advisor and/or Subadvisors may also provide selling concessions and/or discounts in fixed-price offerings for research services.

If, in the judgment of the Advisor or Subadvisors, the Funds or other accounts managed by them will be benefited by supplemental research services, they are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. It is the policy of the Advisor that such research services will be used for the benefit of the Funds as well as other Calvert funds and managed accounts.

For the fiscal year ended September 30, 2007, the Advisor and/or Subadvisors allocated brokerage commissions for soft dollar research services in the following amounts:
	Amount of Transactions	Related Commissions
CSIF Balanced	$17,818,767	$28,656
CSIF Equity	$255,157,189	$428,096

For the same period the Advisor received no soft-dollar credits in connection with fixed-price offerings.

As of September 30, 2007, the following Funds held securities of their "regular broker-dealers" (as defined in the 1940 Act) or of the parents of those broker-dealers as indicated in the amounts shown below:
Fund	Broker/Dealer	Type of Security D = debt E = equity	Amount
CSIF Equity	Bank of New York Mellon Corp.	E	$30,898,000
	AG Edwards, Inc.	E	$14,656,250
	Charles Schwab Corp.	E	$10,800,000
CSIF Balanced	JPMorgan Chase & Co.	D	$9,614,511
	Bank of America Corp.	E	$7,512,349
	Goldman Sachs Group, Inc.	E	$7,260,790
	American Express Co.	E	$3,514,704
CSIF Bond	JPMorgan Chase & Co.	D	$6,722,979
	Banc of America Commercial Mortgage, Inc.	D	$5,037,650
	Goldman Sachs Group, Inc.	D	$2,891,091
	Prudential Financial, Inc.	D	$2,000,406

The portfolio turnover rates for the last two fiscal years are as follows:
	2006	2007
CSIF Balanced	73%	81%
CSIF Bond	150%	190%
CSIF Equity	35%	35%
CSIF Enhanced Equity	47%	56%
Calvert Social Index Fund	12%	9%

The higher turnover rate for CSIF Bond in the last fiscal year was due to market conditions that produced greater trading opportunities.

PORTFOLIO HOLDINGS DISCLOSURE

The Funds have adopted a Portfolio Holdings Disclosure Policy ("Disclosure Policy") that is designed to prevent the inappropriate disclosure of or the misuse of non-public information regarding a Fund's portfolio holdings.

Publicly Available Portfolio Holdings

Information regarding a Fund's portfolio holdings is publicly available: (1) at the time such information is filed with the Commission in a publicly available filing; or (2) the day next following the day when such information is posted on the www.calvert.com website. This information may be a Fund's complete portfolio holdings, such as those disclosed in its semi-annual or annual reports and filed with the Commission on Form N-CSR, or a partial listing, such as an equity Fund's top ten portfolio holdings disclosed in the Fund's monthly profiles and posted on the Calvert website approximately 15 days after month-end. From time to time, a Fund may disclose on www.calvert.com whether it holds a particular security, in response to media inquiries. A Fund's publicly available portfolio holdings may be provided to third parties without prior approval under the Disclosure Policy.

Non-Public Portfolio Holdings

The Funds' Disclosure Policy, as described generally below, allows the disclosure of a Fund's non-public portfolio holdings for the Fund's legitimate business purposes, subject to certain conditions, to: (1) rating and ranking organizations; (2) certain service providers; and (3) certain other recipients. Non-public portfolio holdings may not be disclosed to members of the media under any circumstance.

Subject to approval from the Legal Department of Calvert Group, Ltd., a representative from the Administrator may provide a Fund's non-public portfolio holdings to a recognized rating and ranking organization, without limitation, on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to a written agreement requiring confidentiality and prohibiting the use of the information for trading.

A service provider or other third party that receives information about a Fund's non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (e.g., a person that performs account maintenance and record keeping services) may receive non-public portfolio holdings, without limitation, on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Fund and subject to a written agreement requiring confidentiality and prohibiting the use of the information for trading.

A Fund's partial or complete portfolio holdings may be disclosed to certain other recipients, current and prospective shareholders of the Funds and current and prospective clients of the Advisor, provided that: (1) the recipient makes a specific request to the General Counsel of Calvert Group, Ltd. (or his designee) ("Authorized Individual"); (2) the Authorized Individual determines that the Fund has a legitimate business purpose for disclosing non-public portfolio holdings information to the recipient; (3) the Authorized Individual (if other than the General Counsel) obtains prior approval from the Legal Department; and (4) the recipient signs a confidentiality agreement that provides that the non-public portfolio holdings will be kept confidential, may not be used to trade, and may not be disseminated or used for any purpose other than the purpose approved by the Authorized Individual. The Disclosure Policy further provides that, in approving a request, the Authorized Individual considers the recipient's need for the relevant holdings information, whether the disclosure will benefit the Fund, or, at a minimum, not harm the Fund, and what conflicts may result from such disclosures.

Under the Disclosure Policy, neither a Fund, the Advisor nor any other party is permitted to receive compensation or other consideration from or on behalf of the recipient in connection with disclosure to the recipient of the Fund's non-public portfolio holdings. The Disclosure Policy is subject to annual review by the Fund's Board of Trustees/Directors. The Fund's Board of Trustees/Directors shall also receive annual reports from Fund management on those entities to whom such disclosure has been made.

Ongoing Arrangements

The following is a list of those entities to whom information about the Fund's portfolio securities is made available and the frequency (following a 15 day lag), including the identity of the persons who receive information pursuant to such arrangements. In all such cases, disclosure is made subject to a written confidentiality agreement, which includes provisions preventing use of the information to trade.
Name of Entity	Information Provided	Frequency Provided
KPMG	Portfolio Holdings	Annually
Lipper	Portfolio Holdings	Monthly
Morningstar	Portfolio Holdings	Monthly
Thomson Financial	Portfolio Holdings	Quarterly
Standard & Poor	Portfolio Holdings	Monthly
State Street	Portfolio Holdings	Monthly
Vestek	Portfolio Holdings	Monthly
SG Corporate & Investment Banking	Portfolio Holdings	Monthly
Merrill Lynch	Portfolio Holdings	Quarterly
UBS	Portfolio Holdings	Quarterly
Wachovia	Portfolio Holdings	Quarterly
Smith Barney	Portfolio Holdings	Quarterly
Morgan Stanley	Portfolio Holdings	Semi-Annually
Singer Xenos Management	Portfolio Holdings	Quarterly
Evergreen Advisors	Portfolio Holdings	Quarterly
AG Edwards	Portfolio Holdings	Quarterly
First Affirmative Financial Network	Portfolio Holdings	Quarterly
Mees Pierson	Portfolio Holdings, Portfolio Characteristics, Asset Allocation	Quarterly
PNC	Portfolio Characteristics	Quarterly
Fidelity	Portfolio Characteristics, Asset Allocation, Top Holdings	Quarterly
Hartford Mutual of America	Portfolio Characteristics, Asset Allocation, Top Holdings	Monthly
Metropolitan Life Insurance	Portfolio Holdings, Portfolio Characteristics, Top Holdings	Quarterly
ING	Portfolio Characteristics, Asset Allocation, Top Holdings	Quarterly
Ohio National	Portfolio Characteristics, Asset Allocation, Top Holdings	Quarterly
Diversified Investment Advisors	Portfolio Characteristics, Asset Allocation, Top Holdings	Quarterly
Ameriprise	Portfolio Characteristics, Asset Allocation, Top Holdings	Quarterly
Cambridge & Associates	Portfolio Characteristics, Top Holdings	Quarterly
Callan Associates	Portfolio Characteristics, Top Holdings	Quarterly
Mercer Consulting, Inc.	Portfolio Characteristics, Top Holdings	Quarterly
New England Pension Consulting	Portfolio Characteristics, Top Holdings	Quarterly
Educap, Inc.	Portfolio Characteristics	Quarterly
Colonial Consulting	Portfolio Characteristics	Quarterly
Chittenden Trust Company	Portfolio Characteristics	Quarterly
WEA Trust	Portfolio Characteristics	Quarterly
JPMorgan Private Bank	Portfolio Characteristics	Quarterly
Rice Heard & Bigelow	Portfolio Characteristics	Quarterly
M&I Investments	Portfolio Characteristics	Quarterly
Prima Capital	Portfolio Characteristics	Quarterly
James Roush	Portfolio Characteristics	Quarterly
Montecillo & Associates	Portfolio Characteristics	Quarterly

PERSONAL SECURITIES TRANSACTIONS

The Funds, their Advisor and Subadvisors, and principal underwriter have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Code of Ethics is designed to protect the public from abusive trading practices and to maintain ethical standards for access persons as defined in the rule when dealing with the public. The Code of Ethics permits each Fund's investment personnel to invest in securities that may be purchased or held by the Fund. The Code of Ethics contains certain conditions such as preclearance and restrictions on use of material information.

PROXY VOTING DISCLOSURE

Please refer to Appendix A of this SAI for the Proxy Voting Guidelines of the Calvert Funds. This document includes the policies and procedures that the Funds use in determining how to vote proxies relating to Portfolio securities, as well as when a vote presents a possible conflict of interest between the interests of Fund shareholders, and those of a Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor, or principal underwriter.

PROCESS FOR DELIVERING SHAREHOLDER COMMUNICATIONS TO THE BOARD OF TRUSTEES/DIRECTORS

Any shareholder who wishes to send a communication to the Board of Trustees/Directors of a Calvert Fund should send the communication to the attention of the Fund's Secretary at the following address:

          Calvert Funds
          Attn: [Name of Fund] Secretary
          4550 Montgomery Avenue
          Bethesda, Maryland 20814

All communications should state the specific Calvert Fund to which the communication relates. After reviewing the communication, the Fund's Secretary will forward the communication to the Board of Trustees/Directors.

In its function as a nominating committee, the Governance Committee of each Board of Trustees/Directors will consider any candidates for vacancies on the Board from any shareholder of a Fund who has held his or her shares for at least five years. Shareholders of a Fund who wish to nominate a candidate to the Board of the Fund must submit the recommendation in writing to the attention of the Fund's Secretary at 4550 Montgomery Avenue, Bethesda, MD 20814. The recommendation must include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a disinterested Trustee/Director. A shareholder wishing to recommend to the Governance Committee of a Fund a candidate for election as a Trustee/Director may request the Fund's Policy for the Consideration of Trustee/Director Nominees by contacting the Fund's Secretary at the address above.

If a shareholder wishes to send a communication directly to an individual Trustee/Director or to a Committee of the Fund's Board of Trustees/Directors, the communication should be specifically addressed to such individual Trustee/Director or Committee and sent in care of the Fund's Secretary at the address above. Communications to individual Trustees/Directors or to a Committee sent in care of the Fund's Secretary will be forwarded to the individual Trustee/Director or to the Committee, as applicable.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND CUSTODIANS

KPMG LLP has served as independent registered public accounting firm for the Funds since 2002. State Street Bank & Trust Company, N.A., serves as custodian of the Funds' investments. M&T Bank also serves as custodian of certain of the Money Market Portfolio's cash assets. The custodians have no part in deciding the Funds' investment policies or the choice of securities that are to be purchased or sold for the Funds.

GENERAL INFORMATION

Calvert Social Investment Fund (the "Trust") is an open-end management investment company, organized as a Massachusetts business trust on December 14, 1981. All Portfolios of the Trust are diversified, except the Bond Portfolio, which is nondiversified. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.

The Calvert Social Index Fund is a series of Calvert Social Index Series, Inc., an open-end management investment company organized as a Maryland corporation on April 7, 2000. The Fund is diversified.

Each share of each series represents an equal proportionate interest in that series with each other share and is entitled to such dividends and distributions out of the income belonging to such series as declared by the Board. The Balanced, Bond, Equity, and Enhanced Equity Portfolios, and Index Fund each offer four separate classes of shares: Class A, Class B, Class C, and Class I. Each class represents interests in the same portfolio of investments but, as further described in the prospectuses, each class is subject to differing sales charges and expenses, resulting in differing net asset values and distributions. The Money Market Portfolio offers only one class of shares (Class O). Upon liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to that series available for distribution.

The Funds are not required to hold annual shareholder meetings, but special meetings may be called for certain purposes such as electing Trustees/Directors, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for each share you own, except that matters affecting classes differently, such as Distribution Plans, will be voted on separately by the affected class(es).

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 1, 2008, to the Funds' knowledge, the following shareholders owned of record or beneficially 5% or more of the outstanding voting securities of the class of the Funds as shown:
Fund Name
Name and Address	% of Ownership

CSIF Money Market Portfolio

Fidelity Investments Institutional Operations Co. as Agent for Certain Employee Benefit Plans Covington, KY	5.64% of Portfolio

United Mine Workers of America Cash Deferred Svgs TR of 1988 Washington, DC	5.13% of Portfolio

CSIF Balanced Portfolio

Fidelity Investments Institutional Operations Co. as Agent for Certain Employee Benefit Plans Covington, KY	7.13% of Class A

MLPF&S For the Sole Benefit of its Customers Jacksonville, FL	8.40% of Class B

MLPF&S For the Sole Benefit of its Customers Jacksonville, FL	14.05% of Class C

Fidelity Investments Institutional Operations Co. as Agent for Certain Employee Benefit Plans Covington, KY	87.54% of Class I

Bank of New York Trust Co. NA Cust. FBO The Seattle Foundation East Syracuse, NY	11.68% of Class I

CSIF Bond Portfolio

Charles Schwab & Co., Inc. Reinvest Account San Francisco, CA	19.93% of Class A

MLPF&S For the Sole Benefit of its Customers Jacksonville, FL	5.87% of Class A

MLPF&S For the Sole Benefit of its Customers Jacksonville, FL	9.57% of Class B

MLPF&S For the Sole Benefit of its Customers Jacksonville, FL	27.12% of Class C

Delaware Charter Guarantee & Trust FBO Various Qualified Plans Des Moines, IA	6.20% of Class C

Calvert Distributors, Inc. Moderate Allocation Fund Bethesda, MD	20.34% of Class I

National Financial Services Corp. For the Exclusive Benefit of our Customers New York, NY	19.80% of Class I

Prudential Investment Management Service FBO Mutual Fund Clients Newark, NJ	15.94% of Class I

Calvert Distributors, Inc. Conservative Allocation Fund Bethesda, MD	7.62% of Class I

Fidelity Investments Institutional Operations Co. as Agent for Certain Employee Benefit Plans Covington, KY	6.62% of Class I

CSIF Equity Portfolio

Charles Schwab & Co., Inc. Reinvest Account San Francisco, CA	7.11% of Class A

MLPF&S For the Sole Benefit of its Customers Jacksonville, FL	8.96% of Class B

MLPF&S For the Sole Benefit of its Customers Jacksonville, FL	18.09% of Class C

Prudential Investment Management Service FBO Mutual Fund Clients Newark, NJ	11.54% of Class I

Mac & Company A/C PCFF7001002 Pittsburgh, PA	10.88% of Class I

State of Wisconsin Deferred Compensation Plan Columbus, OH	10.73% of Class I

Charles Schwab & Co., Inc. Reinvest Account San Francisco, CA	6.02% of Class I

Calvert Distributors, Inc. Moderate Allocation Fund Bethesda, MD	5.96% of Class I

Fidelity Investments Institutional Operations Company as Agent for Certain Employee Benefit Plans Covington, KY	5.86% of Class I

Saxon & Co. Cust Philadelphia, PA	5.22% of Class I

Daniel W. Boone, III Atlanta, GA	5.15% of Class I

CSIF Enhanced Equity Portfolio

Charles Schwab & Co., Inc. Reinvest Account San Francisco, CA	9.95% of Class A

Ameritas Life Insurance Corp. Lincoln, NE	9.95% of Class A

MLPF&S For the Sole Benefit of its Customers Jacksonville, FL	6.49% of Class A

MLPF&S For the Sole Benefit of its Customers Jacksonville, FL	10.57% of Class B

MLPF&S For the Sole Benefit of its Customers Jacksonville, FL	21.62% of Class C

NFS LLC NCCF General Trust Bethesda, MD	5.93% of Class C

Calvert Distributors, Inc. Moderate Allocation Fund Bethesda, MD	52.65% of Class I

Calvert Distributors, Inc. Aggressive Allocation Fund Bethesda, MD	41.91% of Class I

Calvert Distributors, Inc. Conservative Allocation Fund Bethesda, MD	5.03% of Class I

Calvert Social Index Fund

Ameritas Life Insurance Corp. Lincoln, NE	13.80% of Class A

Charles Schwab & Co., Inc. Reinvest Acct San Francisco, CA	12.72% of Class A

MLPF&S For the Sole Benefit of its Customers Jacksonville, FL	14.92% of Class B

MLPF&S For the Sole Benefit of its Customers Jacksonville, FL	30.47% of Class C

National Financial Services Corp. For the Exclusive Benefit of Our Customers New York, NY	34.35% of Class I

Calvert Distributors, Inc. Moderate Allocation Fund Bethesda, MD	16.70% of Class I

Calvert Distributors, Inc. Aggressive Allocation Fund Bethesda, MD	9.57% of Class I

Ronald Alexander & Lisa Kaiser Trustees Union Benefits Trust Westerville, OH	9.07% of Class I

T Rowe Price Retirement Plan Services FBO Retirement Plan Owings Mills, MD	8.45% of Class I

Northern Trust Custom W Trust FBO Lindsay Davidson Chicago, IL	6.86% of Class I

Charles Schwab & Co., Inc. Reinvest Account San Francisco, CA	6.57% of Class I

FUND SERVICE PROVIDERS

INVESTMENT ADVISOR
Calvert Asset Management Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

SHAREHOLDER SERVICING AGENT
Calvert Shareholder Services, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

TRANSFER AGENT
Boston Financial Data Services, Inc.
330 West 9th Street
Kansas City, Missouri 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
1601 Market Street
Philadelphia, Pennsylvania 19103

CUSTODIAN
State Street Bank & Trust Company, N.A.
225 Franklin Street
Boston, Massachusetts 02110

CUSTODIAN (cash assets)
M&T Bank
25 South Charles Street
Baltimore, Maryland 21203

APPENDIX A

GLOBAL PROXY VOTING GUIDELINES
FOR
CALVERT FAMILY OF FUNDS

I.     Introduction

Calvert believes that healthy corporations are characterized by sound corporate governance and overall corporate social responsibility. The well-governed company meets high standards of corporate ethics and operates in the best interests of shareowners. The socially responsible company meets high standards of corporate ethics and operates in the best interests of other stakeholders (employees, customers, communities and the environment). In our view, companies that combine good governance and corporate social responsibility are better positioned for long-term success.

These Proxy Voting Guidelines ("the Guidelines") reflect Calvert's view that our fiduciary obligations to our shareholders include an obligation to vote their proxies in a manner consistent with (1) good corporate governance, and (2) corporate social responsibility. The attributes of well-governed, socially responsible companies that these proxy-voting guidelines seek to promote are:

  Long-Term Value. Responsible, healthy companies are those that focus on long-term value creation that aligns the interests of management with those of shareowners and other stakeholders. Good governance is likely to be compromised when a company becomes myopic, focusing on current earnings expectations and other short-term goals rather than the fundamental soundness of the enterprise over the longer term. A focus on long-term value creation also increases the relevance of companies' environmental management, treatment of workers and communities, and other social variables. Just as a short-term focus on earnings performance can compromise long-term shareowner interests, so can poor treatment of workers, communities, the environment or other stakeholders create short-term gain while increasing risks and compromising performance over the longer term. Calvert's proxy voting guidelines support governance structures and policies that keep the focus of company management on long-term corporate health and sustainable financial, social and environmental performance.
  Accountability. Corporate management must be accountable to many interests, including investors, stakeholders, and regulators. Management of a company must be accountable to the board of directors; the board must be accountable to the company's shareowners; and the board and management together must be accountable to the stakeholders. Some governance structures by their very nature weaken accountability, including corporations that are too insulated from possible takeovers. Certain other governance structures are well suited to manage this accountability: independent boards that represent a wide variety of interests and perspectives; full disclosure of company performance on financial, environmental, and social metrics; charters, bylaws, and procedures that allow shareholders to express their wishes and concerns; and compensation structures that work to align the interests and time-frames of management and owners. Calvert's proxy voting guidelines support structures that create and reinforce accountability, and oppose those that do not.
  Sustainability. Well-governed companies are those whose operations are financially, socially and environmentally sustainable. Sustainability requires fair treatment of shareholders and other stakeholders in order to position the company for continued viability and growth over time. Effective corporate governance, like national governance, cannot indefinitely ignore or exploit certain groups or interests to the benefit of others without incurring mounting risks for the corporation. For example, companies that provide excessive compensation to executives at the expense of other employees and shareowners are creating risks that may be expressed in rising employee turnover or activist campaigns targeting corporate practices. Companies that fail to account for potential liabilities associated with climate change may be creating risks that will be expressed in costly government regulation or uninsured catastrophic losses. Calvert's proxy voting guidelines aim to support sustainable governance that attends fairly to the interests of shareowners, workers, communities and the environment.

As a long-term equity investor, Calvert strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance. Companies that combine good governance and social responsibility strive to avoid unnecessary financial risk while serving the interests of both shareowners and stakeholders. In our view, Good Governance + Social Responsibility = Corporate Responsibility.

On behalf of our shareholders, Calvert Funds generally vote our proxies in accordance with the positions set forth in these Proxy Voting Guidelines ("the Guidelines"). The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the Funds may be asked to cast their proxies. There also may be instances when the Advisor, Calvert Asset Management Company, votes the Funds' shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is in the best interests of the Funds' shareholders. Also, to the extent that the Guidelines do not address potential voting issues, the Funds delegate to the appropriate advisor the authority to act on its behalf to promote the applicable Funds' investment objectives and social goals. To the extent the Funds vote proxies in a manner not strictly in accordance with these Guidelines, and such votes present a potential conflict of interest, the Funds will proceed in accordance with Section III below.

  When support for or opposition to a proxy proposal as described below is qualified with the term, "ordinarily," this means that the Fund advisor generally foresees voting all shares as described except in special circumstances where the advisor determines that a contrary vote may be in the best interests of Fund shareholders.
  When support for or opposition to a proxy proposal is qualified by the expression, "on a case by case basis," this means that the Fund advisor cannot determine in advance whether such proposals are generally in the best interests of Fund shareholders and will reserve judgment until such time as the specific proposal is reviewed and evaluated.
  When we use the term, "shareholder," we are referring to Calvert's mutual fund shareholders whose proxy votes we cast in accordance with these Guidelines. When we use the term, "shareowner," we are referring to the equity owners of stock in publicly traded corporations.

Calvert appreciates that issues brought to shareholders may change over time, as both investors' concerns and rules governing inclusion of specific items in corporate proxies change. Corporate governance laws and best practices codes are continuously evolving, worldwide. We have constructed these Global Proxy Voting Guidelines to be both general enough and sufficiently flexible to adapt to such changes. Internationally, corporate governance codes have more in common with each other than do the laws and cultures of the countries in which the companies are domiciled. In light of these different regulatory contexts the Fund advisor will assess both best practices in the country in question and consistency with the Fund's guidelines prior to voting proxies. To that end, we have not attempted to address every specific issue that may arise on a proxy ballot.

Calvert's proxy voting record is available on the Funds' web site, www.calvert.com, and is also available on the Securities and Exchange Commission's website at www.sec.gov.

NOTE: Calvert's socially screened mutual fund portfolios apply both the "Corporate Governance" and "Corporate Social Responsibility" guidelines detailed below, while Calvert's non-socially screened mutual fund portfolios only apply the "Corporate Governance" guidelines.

II.     CORPORATE GOVERNANCE

A.      Board and Governance Issues

          Board of Directors

The board of directors ("the board") is responsible for the overall governance of the corporation, including representing the interests of shareowners and overseeing the company's relationships with other stakeholders. While company boards in most countries do not have a statutory responsibility to protect stakeholders, the duties of care and loyalty encompass the brand, financial, and reputational risks that can result from inadequate attention to stakeholder interests. Thus, in our view, a board's fiduciary duties encompass stakeholder relations as well as protecting shareowner interests.

One of the most fundamental sources of good governance is independence. Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation's shareowners and other stakeholders. In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees, should be composed exclusively of independent directors.

Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director's objectivity and fiduciary responsibility to shareowners. In general, this means that an independent director should have no affiliation with the company other than a seat on the board and (in some cases) ownership of sufficient company stock to give the director a stake in the company's financial performance, but not so great as to constitute a controlling or significant interest.

A significant difference between governance structures among different countries involves board structure. There are some countries -- for example, France, Germany, and Austria -- that use a two-tiered board structure. Companies in these countries have supervisory boards and management boards. Supervisory boards are made up of non-executives and management boards are comprised of executives.

Because the board's ability to represent shareowners independently of management can be compromised when the Chair is also a member of management, it can sometimes be beneficial for the Chair of the board to be an independent director.

Another critical component of good governance is diversity. Well-governed companies benefit from a wide diversity of perspective and background on their boards. To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture and geography. Calvert's goal in addressing board diversity is to assure that boards of directors fairly represent the concerns of both shareholders and stakeholders. Stakeholders include employees, communities, vendors, and customers, and as such, include people of color and racial minorities who have historically faced discrimination or denial of opportunities solely on account of their race. Even well governed corporations may risk perpetuating this historic injustice if boards of directors are not inclusive and diverse.

Companies that are private may take some time to achieve an adequate balance of diversity and independence on their boards. For private companies, the fund advisor will vote on a case-by-case basis on board independence and board diversity matters.

Each director should also be willing and able to devote sufficient time and effort to the duties of a director. Ordinarily, this means that directors should not sit on more than two other boards of publicly traded companies, unless personal circumstances allow sufficient time to devote to corporate governance on several boards. Directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to good corporate governance.

The board should periodically evaluate its performance, the performance of its various committees, and the performance of individual board members in governing the corporation.

    The Fund advisor will oppose slates of directors without at least a majority of independent directors.
    The Fund advisor will oppose slates of directors that result in a board that does not include both women and people of color and may oppose slates of directors that include women and people of color should the advisor conclude that the presence of women and people of color on the board constitutes mere token representation.
    The Fund advisor will support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.
    The Fund advisor will support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.
    The Fund advisor will examine on a case-by-case basis proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director.
    The Fund advisor may oppose slates of directors in situations where the company failed to take action on shareowner proposals that passed in previous years.
    The Fund advisor will ordinarily oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors.
    The Fund advisor will support proposals calling for a systematic and transparent board election and nominating regime.

          Contested Election of Directors

Contested elections of directors frequently occur when a board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

    The Fund advisor will evaluate on case-by-case basis in contested election of directors.

          Classified or Staggered Boards

On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareowners. A classified board structure may also tend to depress stock price if viewed as an anti-takeover measure.

    The Fund advisor will ordinarily support proposals to elect all board members annually and to remove classified boards.

          Increase Authorized Common Stock

Companies may choose to increase their authorization of common stock for a variety of reasons. In some instances, the intended purpose of the increased authorization may clearly benefit shareowners; in others, the benefits to shareowners are less clear. Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution.

    The Fund advisor will ordinarily support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.
    The Fund advisor will examine and vote on a case-by case basis proposals authorizing the issuance of additional common stock. If the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the request is to increase shares by more than 100 percent of the current authorization, the Fund advisor will ordinarily oppose the proposals (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a poison pill or other takeover defense.

          Blank Check Preferred Stock

Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareowner action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti-takeover device.

    The Fund advisor will ordinarily oppose the creation of blank check preferred stock. In addition, the Fund advisor will ordinarily oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

          Supermajority Vote Requirements

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues.

    The Fund advisor will ordinarily oppose supermajority vote requirements.

          Restrictions on Shareowners Acting by Written Consent

Written consent allows shareowners to initiate and carry out a shareowner action without waiting until the annual meeting, or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareowner meeting.

    The Fund advisor will ordinarily oppose proposals to restrict, limit or eliminate the right of shareowners to act by written consent.
    The Fund advisor will ordinarily support proposals to allow or facilitate shareowner action by written consent.

          Restrictions on Shareowners Calling Meetings

It is common for company management to retain the right to call special meetings of shareowners at any time, but shareowners often do not have similar rights. In general, we support the right of a majority of shareowners to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid. Restrictions on the right of a majority of shareowners to call a meeting can also restrict the ability of shareowners to force company management to consider shareowner proposals or director candidates.

    The Fund advisor will ordinarily oppose restrictions on the right of shareowners to call special meetings; as such restrictions limit the right of shareowners to participate in governance.

          Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director's liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards. In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

    The Fund advisor will ordinarily support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.

          Reincorporation

Corporations are bound by the laws of the states in which they are incorporated. Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters. In other cases, reincorporation is done to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens. In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareowner rights.

    The Fund advisor will ordinarily support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).
    The Fund advisor will ordinarily oppose proposals to reincorporate outside the United States if the advisor determines that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

          Cumulative Voting

Cumulative voting allows shareowners to "stack" their votes behind one or a few directors running for the board, thereby helping a minority of shareowners to win board representation. Cumulative voting gives minority shareowners a voice in corporate affairs proportionate to their actual strength in voting shares. However, like many tools, cumulative voting can be misused. In general, where shareowner rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareowners may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.

    The Fund advisor will examine and vote on a case-by-case basis proposals calling for cumulative voting in the election of directors.

          Dual or Multiple Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareowners, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends. Creation of multiple classes of stock limits the right of some shareowners -- often a majority of shareowners -- to exercise influence over the governance of the corporation. This in turn diffuses directors' incentives to exercise appropriate oversight and control over management.

    The Fund advisor will ordinarily oppose proposals to create dual classes of stock. However, the advisor will examine and vote on a case-by-case basis proposals to create classes of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), and may support such proposals if they do not limit shareowner rights.

          Limit Directors' Tenure

Corporate directors generally may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds. However, continuity is also important and there is no empirical support for the proposition that limitations on director tenure improve governance. It may be in the best interests of the shareowners for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board.

    Accordingly, the Fund advisor will examine and vote on a case-by-case basis proposals to limit director tenure.

          Director Stock Ownership

Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareowners. Yet there are ways that such requirements may also undermine good governance: limiting board service only to those who can afford to purchase shares; or encouraging companies to use stock awards as part or all of director compensation. In the latter case, unless there are mandatory holding requirements or other stipulations that help to assure that director and shareowner incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareowners. Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareowner value.

    The Fund advisor will examine and vote on a case-by-case basis proposals requiring that corporate directors own shares in the company.
    The Fund advisor will oppose excessive awards of stock or stock options to directors.

          Selection of Auditor and Audit Committee Chair

Annual election of the outside auditors is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareowners. A report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees, in conjunction with the NYSE and the National Association of Securities Dealers, concluded that audit committees must improve their current level of oversight of independent accountants. Given recent examples of accounting irregularities that audit panels and auditors failed to detect, in Calvert's view shareowner ratification of independent auditors is an essential step toward restoring investor confidence.

Many of the accounting irregularities in recent years stem from two causes: conflicts of interest, often arising when certain non-audit fees are far more lucrative to the audit firms than the contracts for independent corporate audits; and misstatement of earnings (e.g., use of one-time charges, off-balance-sheet entities or utilizing unrealistic projections of portfolio returns as a justifications for underfunding company pension plans and overstating earnings). A number of countries now call for disclosure of payments for non-audit services. Others have established limits on the percentage of non-audit income that auditors can earn from one client. Some regulations go so far as to ban non-audit work for auditors.

    The Fund advisor will ordinarily oppose proposals seeking ratification of the auditor when fees for non-audit consulting services exceed audit fees or in any other case where the advisor determines that the independence of the auditor may be compromised.
    The Fund Advisor will ordinarily support proposals that call for more stringent measures to ensure auditor independence.

In a number of countries including Spain, Italy and Japan, companies routinely appoint internal statutory auditors.

    The Fund advisor will ordinarily support the appointment or reelection of internal statutory auditors unless there are concerns about audit methods used or the audit reports produced, or if there are questions regarding the auditors being voted on.

In some countries, shareholder election of auditors is not common practice.

    The Fund advisor will ordinarily support proposals that call for the annual election of auditors by shareholders.
    The Fund advisor will ordinarily oppose proposals seeking ratification of the audit committee chair if the audit committee recommends an auditor whose non-audit consulting services exceed audit fees or in any other case where the advisor determines that the independence of the auditor may be compromised.
    The Fund advisor will otherwise vote on a case-by-case basis proposals seeking ratification of the audit committee chair, and may oppose ratification when the advisor believes the company has used overly aggressive or other unrealistic assumptions in financial reporting that overstate or otherwise distort its earnings from ongoing operations.

          Transparency and Disclosure

International corporate governance is changing rapidly and there has been a wave of development of governance codes around the world in response to crises such as the Asian financial crash in the late 1990s and the United States accounting scandal. In fact there are approximately forty different codes in the EU member countries alone. However, the common thread throughout all of these codes is that shareowners want their companies to be transparent.

    The Fund advisor will ordinarily support proposals that call for full disclosure of company financial performance.
    The Fund advisor will ordinarily support proposals that call for an annual financial audit by external and independent auditors.
    The Fund advisor will ordinarily support proposals that call for disclosure of ownership, structure, and objectives of companies, including the rights of minority shareholders vis-à-vis the rights of major shareholders.
    The Fund advisor will ordinarily support proposals calling for disclosure of corporate governance codes and structures.
    The Fund advisor will ordinarily support proposals that call for disclosure of related party transactions.
    The Fund advisor will ordinarily support proposals that call for disclosure of the board nominating process.

          Charter and By-Laws

There may be proposals involving changes to corporate charters or by-laws that are not otherwise addressed in or anticipated by these Guidelines.

    The Fund advisor will examine and vote on a case-by-case basis proposals to amend or change corporate charter or bylaws, and may support such proposals if they are deemed consistent with shareholders' best interests and the principles of sound governance and overall corporate social responsibility underlying these Guidelines.

          Expensing of Stock Options

The treatment of stock options in corporate financial reporting has been a subject of much debate in recent years. The majority of companies that make extensive use of stock options--particularly when used as a key component of executive compensation--take no charge on their financial statements for issuance of such options. Yet with the rapid growth of executive stock options as a major source of executive compensation, there have been renewed calls for revision of current accounting standards that allow companies to choose between recording fair value or intrinsic value of those options. It is likely that companies will be required to expense stock options sometime in the near future. Until that time, it remains Calvert's view that the expensing of stock options gives shareholders valuable additional information about companies' financial performance, and should therefore be encouraged.

    The Fund advisor will ordinarily support proposals requesting that companies expense stock options.

B.      Executive and Employee Compensation

According to the 13th Annual CEO Compensation Survey from the Institute for Policy Studies and United For a Fair Economy published in August 2006, since CEO-worker pay gap was first tracked in 1990, the ratio has increased from 107-to-1 to 411-to-1 in 2005. "Today's gap is nearly 10 times as large as the 1980 ratio of 42-to-1, calculated by Business Week. If the minimum wage had risen at the same pace as CEO pay since 1990, it would be worth $22.61 today, rather than the actual $5.15."

The problem is not limited to CEOs. Excessive executive compensation has become a widespread problem throughout American industry. In too many situations, corporate executives are essentially insured against downside risk while enjoying a disproportionate share of upside gain. The significant increase in the use of stock options for executive compensation that began in the 1990s also created strong incentives for executives to use their insider knowledge for short-term personal gain, and to increase the value of their options by, in many cases, concealment or selective disclosure of material information.

Executive risks and rewards need to be better aligned with those of employees, shareowners and the long-term performance of the corporation. Prosperity should be shared broadly within a company, as should the downside risk of share ownership.

Executive compensation packages should also be transparent and shareowners should have the right and responsibility to vote on major stock option and other incentive plans. Stock option plans transfer significant amounts of wealth from shareowners to highly paid executives and directors. Reasonable limits must be set on dilution caused by such plans, which should be designed to provide incentives as opposed to risk-free rewards.

          Disclosure of CEO, Executive, Board and Management Compensation

    The Fund advisor will ordinarily support proposals requesting companies to disclose the compensation--including salaries, option awards, bonuses, and restricted stock grants--of top management and the Board of Directors.

          Compensation for CEO, Executive, Board and Management

    The Fund advisor will oppose executive compensation proposals if we determine that the compensation does not reflect the financial, economic and social circumstances of the company (i.e. during times of financial strains or underperformance).

          Formation and Independence of Compensation Review Committee

    The Fund advisor will support proposals requesting the formation of a committee of independent directors to regularly review and examine executive compensation.

          Stock Options for Board and Executives

During the 1990s, the use of stock options in executive compensation soared. While the stock market was gaining, few investors complained. Yet after the fall of the market, executive compensation, and the use of option-based compensation in particular, continued to increase at levels that seemed disconnected from the change in companies' financial fortunes. In 2006, the Securities and Exchange Commission began examining patterns of granting stock options that rendered the options favorable through backdating. For these reasons investors have long questioned whether stock option grants to senior executives were serving their intended function: of aligning the interests of company management with those of shareowners.

Boards are beginning to scrutinize executive compensation more carefully, but there are still many companies whose executive compensation seems disconnected from the actual performance of the corporation and creation of shareowner value. Many boards continue to approve option re-pricing packages that allow executives to avoid downside risk and exercise options at favorable prices, further weakening the alignment between management interests and shareowner interests. Re-pricing can, in some cases, serve to strengthen the alignment; for example, when options are offered broadly to middle managers and employees as well as top executives, or when re-pricing reduces potential dilution.

    The Fund advisor will ordinarily oppose proposals to approve stock option plans in which the dilutive effect exceeds 10 percent of share value, or, for companies with small market capitalization, 15 percent of share value. Option grants that exceed these thresholds will be examined and voted on a case-by-case basis to evaluate whether there are valid business reasons for the grants.
    The Fund advisor will ordinarily oppose proposals to approve stock option plans that contain provisions for automatic re-pricing, unless such plans contain provisions to limit unrestricted resale of shares purchased with re-priced options.
    The Fund advisor will examine and vote on a case-by-case basis proposals for re-pricing of underwater options.
    The Fund advisor will ordinarily oppose proposals to approve stock option plans that have option exercise prices below the market price on the day of the grant.
    The Fund advisor will ordinarily support proposals requiring that all option plans and option re-pricing be submitted for shareholder approval.
    The Fund advisor will ordinarily oppose proposals to approve stock option plans with "evergreen" features, reserving a specified percentage of stock for award each year with no termination date.
    The Fund advisor will ordinarily support proposals to approve stock option plans for outside directors subject to the same constraints previously described.

          Employee Stock Ownership Plan (ESOPs)

    The Fund advisor will support proposals to approve ESOPs created to promote active employee ownership (e.g., those that pass through voting rights on all matters to a trustee or fiduciary who is independent from company management). The Fund advisor will oppose any ESOP whose primary purpose is to prevent a corporate takeover.

          Pay Equity

    The Fund advisor will support proposals requesting that management provide a pay equity report.

          Ratio Between CEO and Worker Pay

    The Fund advisor will support proposals requesting that management report on the ratio between CEO and employee compensation.
    The Fund advisor will examine and vote on a case-by-case basis proposals requesting management to set a maximum limit on executive compensation.

          Executive Compensation Tie to Non-Financial Performance

    The Fund advisor will support proposals asking companies to review their executive compensation as it links to non-financial performance such as diversity, labor and human rights, environment, community relations, and other social issues.

          Shareowner Access to Proxy

Equal access proposals ask companies to give shareowners access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareowners holding a certain percentage of shares to nominate directors. There is no reason why management should be allowed to nominate directors while shareowners -- whom directors are supposed to represent -- are deprived of the same right. At the same time, we recognize the countervailing argument that shareowners should not interfere with the ordinary business prerogatives of management. On balance, however, we support the view that shareowners should be granted access to the proxy ballot in the nomination of directors.

    The Fund advisor will ordinarily support proposals for shareowner access to the proxy ballot.

          Golden Parachutes

Golden parachutes are compensation agreements that provide for severance payments to top executives who are terminated or demoted pursuant to a takeover or other change in control. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts. While Calvert recognizes the merits of this argument, golden parachutes often impede takeover attempts that we believe shareowners have the right and the responsibility to consider.

    The Fund advisor will support proposals providing shareowners the right to ratify adoption of golden parachute agreements.
    The Fund advisor will examine and vote s on a case-by-case basis golden parachute contracts, based upon an evaluation of the particular golden parachute itself and taking into consideration total management compensation, the employees covered by the plan, quality of management, size of the payout and any leveraged buyout or takeover restrictions.
    The Fund adviser will oppose the election of directors who vote to approve golden parachutes that are not ratified by shareowners.

C.      Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring

Mergers and acquisitions frequently raise significant issues of corporate strategy, and as such should be considered very carefully by shareowners. Mergers, in particular, may have the effect of profoundly changing corporate governance, for better or worse, as two corporations with different cultures, traditions, and strategies become one.

          Considering the Non-Financial Effects of a Merger Proposal

Such proposals allow or require the board to consider the impact of merger decisions on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a tender offer on the grounds that it would adversely affect the company's stakeholders.

    The Fund advisor will support proposals that consider non-financial impacts of mergers.
    The Fund advisor will examine and vote on a case-by-case basis all merger and acquisition proposals, and will support those that offer value to shareowners while protecting or improving the company's social and environmental performance.
    The Fund advisor will ordinarily oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses, or that merge a non-nuclear and a nuclear utility, or that pose other potential financial, social, or environmental risks or liabilities.

          Poison Pills

Poison pills (or shareowner rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareowner approval. Most poison pill resolutions deal with shareowner ratification of poison pills or repealing them altogether.

    The Fund advisor will support proposals calling for shareowner approval of poison pills or shareholder rights plans.
    The Fund advisor will ordinarily oppose poison pills or shareowner rights plans unless management is able to present a convincing case for a particular plan that does not significantly compromise shareowner rights or interests, or environmental and social performance.

          Greenmail

Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider's shares. This usually means that the bidder's shares are purchased at a price higher than market price, discriminating against other shareowners.

    The Fund advisor will ordinarily support anti-greenmail provisions and oppose the payment of greenmail.

          Opt-Out of State Anti-takeover Law

Several states have enacted anti-takeover statutes to protect companies against hostile takeovers. In some, directors or shareowners are required to opt in for such provisions to be operational; in others, directors or shareowners may opt out. Hostile takeovers come in many forms. Some offer advantages to shareowners by replacing current management with more effective management. Others do not. Shareowners of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition. In general, shareowners should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer.

    The Fund advisor will ordinarily support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws and will oppose proposals requiring companies to opt into state anti-takeover statutes.

III.      CORPORATE SOCIAL RESPONSIBILITY

A.      Sustainability Reporting

The global economy of the 21st century must find ways to encourage new approaches to wealth creation that raises living standards (particularly in the developing world) while preserving and protecting fragile ecosystems and vital resources that did not factor into previous economic models. In response to this new imperative, the notion of sustainability (or sustainable development) has emerged as a core theme of public policy and corporate responsibility. Increasingly investors see financial materiality in corporate management of environmental, social and governance issues. Producing and disclosing a sustainability report demonstrates that a company is broadly aware of business risks and opportunities and has established programs to manage its exposure. As companies strive to translate the concept of sustainability into practice and measure their performance, this has created a growing demand for broadly accepted sustainability performance indicators and reporting guidelines. There are many forms of sustainability reporting, with one of the most comprehensive systems being the Global Reporting Initiative (GRI) reporting protocols.

    The Fund Advisor will ordinarily support proposals asking companies to prepare sustainability reports, including publishing annual reports in accordance with the Global Reporting Initiative (GRI) or other reasonable international codes of conduct or reporting models.
    The Fund advisor will ordinarily support proposals requesting that companies conduct social and/or environmental audits of their performance.

B.      Environment

All corporations have an impact on the environment. A company's environmental policies and performance can have a substantial effect on the firm's financial performance. We expect management to take all reasonable steps to reduce negative environmental impacts and a company's overall environmental footprint.

    The Fund Advisor will ordinarily support proposals to reduce negative environmental impacts and a company's overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.
    The Fund advisor will ordinarily support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from their operations, and the impact of environmental liabilities on shareowner value.
    The Fund advisor will ordinarily support proposals asking companies to prepare a comprehensive report on recycling efforts, to increase recycling efforts, or to adopt a formal recycling policy.

          CERES Principles

The Coalition for Environmentally Responsible Economies (CERES), a coalition comprised of social investors and environmental organizations, has developed an environmental corporate code of conduct. The CERES Principles ask corporations to conduct environmental audits of their operations, establish environmental management practices, assume responsibility for damage they cause to the environment and take other leadership initiatives on the environment. Shareholder resolutions are frequently introduced asking companies to: 1) become signatories of the CERES Principles; or 2) produce a report addressing management's response to each of the points raised in the CERES Principles.

    The Fund advisor will support proposals requesting that a company become a signatory to the CERES Principles.

          Climate Change/Global Warming

Shareholder initiatives on climate change have focused on companies that contribute significantly to global warming--including oil and mining companies, utilities, and automobile manufacturers. Increasingly, corporations in a wider variety of industries are facing shareowner proposals on climate change as shareowners recognize that companies can take cost-effective--and often cost-saving--steps to reduce energy use that contribute to climate change. Initiatives have included proposals requesting companies to disclose, using guidelines such as those prepared by the Carbon Disclosure Project. This includes information about the company's impact on climate change, policies and targets for reducing greenhouse gas emissions, increasing energy efficiency, and substituting some forms of renewable energy resources for fossil fuels.

    The Fund advisor will support proposals requesting that companies disclose information on greenhouse gas emissions or take specific actions, at reasonable cost, to mitigate climate change, including reducing greenhouse gas emissions and developing and using renewable or other less-polluting energy sources.
    The Fund advisor will support proposals seeking the preparation of a report on a company's activities related to the development of renewable energy sources.
    The Fund advisor will support proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.

          Water Use

Proposals may be filed that ask a company to prepare a report evaluating the business risks linked to water use and impacts on the company's supply chain, including subsidiaries and water user partners. Such proposals may also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities in areas of water scarcity.

    The Fund advisor will support proposals seeking the preparation of a report on a company's risks linked to water use.

          Environmental Justice

Quite often, corporate activities that damage the environment have a disproportional impact on poor people, people of color, indigenous peoples and other marginalized groups. For example, companies will sometimes locate environmentally damaging operations in poor communities or in developing countries where poor or indigenous people have little or no voice in political and economic affairs.

    The Fund advisor will ordinarily support proposals asking companies to report on whether environmental and health risks posed by their activities fall disproportionately on any one group or groups, and to take action to reduce those risks at reasonable cost to the company.
    The Fund advisor will ordinarily support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment.

C.      Workplace Issues

          Labor Relations

Companies' treatment of their workers can have a pervasive effect on the performance of the enterprise, as well as on the communities and societies where such companies operate. Calvert believes that well-governed, responsible corporations treat workers fairly in all locations, and avoid exploitation of poor or marginalized people. Shareowner resolutions are sometimes filed asking companies to develop codes of conduct that address labor relations issues, including use of child labor, forced labor, safe working conditions, fair wages and the right to freedom of association and collective bargaining.

    The Fund advisor will ordinarily support proposals requesting companies to adopt, report on, and agree to independent monitoring of codes of conduct addressing global labor and human rights practices.
    The Fund advisor will ordinarily support proposals requesting that companies avoid exploitative labor practices, including child labor and forced labor.
    The Fund advisor will ordinarily support proposals requesting that companies commit to providing safe workplaces.

          Vendor/Supplier Standards

Special attention has been focused on companies that use offshore vendors to manufacture or supply products for resale in the United States. While many offshore vendors have satisfactory workplace practices, there have also been many instances of abuse, including forced overtime, use of child labor and other "sweatshop" practices. Shareowner resolutions are sometimes filed asking companies to adopt codes of conduct regarding vendor/supplier labor practices, to report on compliance with such codes, and to support independent third party monitoring of compliance. At the heart of these proposals is the belief that corporations that operate globally have both the power and the responsibility to curtail abusive labor practices on the part of their suppliers and vendors.

    The Fund advisor will ordinarily support proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that foreign suppliers and licensees comply with all applicable laws and/or international standards (such as the ILO's core labor standards) regarding wages, benefits, working conditions, including laws and standards regarding discrimination, child labor and forced labor, worker health and safety, freedom of association and other rights. This support includes proposals requesting compliance with vendor codes of conduct, compliance reporting, and third party monitoring or verification.

          Diversity and Equal Employment Opportunity

Women and minorities have long been subject to discrimination in the workplace - denied access to jobs, promotions, benefits and other entitlements on account of race or gender. Women and minorities are still significantly underrepresented in the ranks of management and other high-income positions, and overrepresented in the more poorly-paid categories, including office and clerical workers and service workers.

Shareowner resolutions are sometimes filed asking companies to report on their efforts to meet or exceed federal EEO mandates. Typically, such reporting involves little additional cost to the corporation since most, if not all, of the data is already gathered to meet government-reporting requirements (all firms with more than 100 employees, or federal contractors with more than 50 employees, must file EEO-1 reports with the Equal Employment Opportunity Commission). Shareowner resolutions have also been filed asking companies to extend non-discrimination policies to gay, lesbian, bisexual and transgender employees.

    The Fund advisor will ordinarily support proposals asking companies to report on efforts to comply with federal EEO mandates.
    The Fund advisor will support proposals asking companies to report on their progress in meeting the recommendations of the Glass Ceiling Commission and to eliminate all vestiges of "glass ceilings" for women and minority employees.
    The Fund advisor will ordinarily support proposals asking companies to include language in EEO statements specifically barring discrimination on the basis of sexual orientation, and gender identity and/or expression, and to report on company initiatives to create a workplace free of discrimination on the basis of sexual orientation and gender identity and/or expression.
    The Fund advisor will ordinarily support proposals seeking reports on a company's initiatives to create a workplace free of discrimination on the basis of sexual orientation and gender identity and/or expression.
    The Fund advisor will oppose proposals that seek to eliminate protection already afforded to gay, lesbian, bisexual and transgender employees.
    The Fund advisor will support proposals seeking more careful consideration of the use of racial, gender, or other stereotypes in advertising campaigns, including preparation of a report at reasonable cost to the company.

          Plant Closings

Federal law requires 60 days advance notice of major plant closings or layoffs. Beyond such notice, however, many corporations provide very little in the way of support for workers losing jobs through layoffs or downsizing. The way a company treats employees that are laid off often has a substantial impact on the morale and productivity of those that remain employed. Programs aimed at assisting displaced workers are helpful both to those displaced and to the company's ability to recover from market downturns or other setbacks resulting in layoffs or plant closings.

    The Fund advisor will ordinarily support resolutions asking companies to create or expand upon relocation programs for displaced workers.

D.      International Operations and Human Rights

          Business Activities and Investments

Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective. Many companies have sought to lower costs by transferring operations to less regulated areas, or to low-wage areas. Such activity is not always exploitative, but it can be. In the past, transgressions of human rights in offshore operations was not well known or reported, but increasingly, company operations in countries with substandard labor or human rights records has come under much greater scrutiny. The adverse publicity associated with allegations of sweatshop practices or other human rights abuses can also pose substantial brand or reputational risks for companies.

Many of the shareowner resolutions filed on international operations and human rights focus on specific countries or specific issues within these countries. For example, shareowners have asked internet and communication technology companies to report on steps being taken to seek solutions regarding free expression and privacy challenges faced by companies doing business internationally; or to report on or comply with international standards aimed at protecting human rights on a global, sectoral or country basis such as the UN Global Compact, the Voluntary Principles on Security and Human Rights, and the MacBride Principles. In some cases, resolutions have requested that companies report on operations and investments, or cease operations, in particular nations with repressive regimes or a history of human rights, labor abuses and/or genocide, such as Sudan or Burma. In other cases, resolutions may oppose all company operations in a particular country; in others, the resolutions seek to limit particular industries or practices that are particularly egregious.

    The Fund advisor will ordinarily support proposals requesting that companies develop human rights codes of conduct and periodic reporting on operations and investments in countries with repressive regimes.
    The fund will ordinarily support proposals requesting a report discussing how investment policies address or could address human rights issues.
    The Fund advisor will ordinarily support proposals requesting that companies adopt or support reasonable third-party codes of conduct or principles addressing human rights and discrimination.
    The Fund advisor will ordinarily support proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.

          Unauthorized Images

Some corporations use images in their advertising or brands that are offensive to certain cultures, or that may perpetuate racism and bigotry. For instance, some companies use American Indian symbols and imagery to advertise and market commercial products, including sports franchises. Others have used images or caricatures of African Americans, Jews, Latinos, or other minority or indigenous groups in ways that are objectionable to members of such groups.

    The Fund advisor will support proposals asking companies to avoid the unauthorized use of images of racial, ethnic, or indigenous groups in the promotion of their products.

          International Outsourcing Operations

Shareholder resolutions are sometimes filed calling on companies to report on their operating practices in international factories and plants located in places such as the Maquiladoras in Mexico, Southeast Asia, South Asia, Eastern Europe, the Caribbean or Central America. Companies often move to these places under U.S. government-sponsored programs to promote trade and economic development in these regions. In addition, companies have located in these regions to take advantage of lower labor costs as well as fewer environmental and other regulations. There have, however, been numerous cases of abuse of the human rights of employees and compromises of labor standards and the environmental integrity of communities.

    The Fund advisor will ordinarily support proposals calling for reports on treatment of workers and protection of human rights in international operations such as in the Maquiladoras or elsewhere.
    The Fund advisor will ordinarily support proposals calling for greater pay equity and fair treatment of workers, improved environmental practices, and stronger community support in offshore operations.

          Access to Pharmaceuticals

The cost of medicine is a serious issue throughout the world. In the United States, many citizens lack health insurance and many more lack a prescription drug benefit under Medicare or private insurance programs. In Africa and in many other parts of the developing world, millions of people have already died from the AIDS virus and tens of millions more are infected. Medications to treat AIDS, malaria, tuberculosis and other diseases are often so costly as to be out of reach of most of those affected. Shareowner resolutions are sometimes filed asking pharmaceutical companies to take steps to make drugs more accessible and affordable to victims of pandemic or epidemic disease.

    The Fund advisor will ordinarily support proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible for the treatment of HIV AIDS, malaria, tuberculosis and other serious diseases affecting poor countries or populations.
    The Fund advisor will ordinarily support proposals asking companies with operations in heavily infected areas such as Africa to ensure that their workforces receive appropriate access to counseling or healthcare advice, health care coverage, or access to treatment.

E.      Indigenous Peoples' Rights

          Cultural Rights of Indigenous Peoples

The survival, security and human rights of millions of indigenous peoples around the world are increasingly threatened. Efforts to extract or develop natural resources in areas populated by indigenous peoples often threaten their lives and cultures, as well as their natural environments. Indigenous communities are demonstrating a new assertiveness when it comes to rejecting resource extraction projects. Calvert believes that to secure project access and ensure that invested assets eventually realize a return; leading companies must recognize the need to secure the free, prior and informed consent/consultation of affected indigenous communities and deliver tangible benefits to them.

    The Fund advisor will ordinarily support proposals requesting that companies respect the rights of and negotiate fairly with indigenous peoples, develop codes of conduct dealing with treatment of indigenous peoples, and avoid exploitation and destruction of their natural resources and ecology.
    The Fund advisor will ordinarily support proposals requesting companies to develop, strengthen or implement a policy or guideline designed to address free, prior and informed consent/consultation from indigenous peoples or other communities.

F.      Product Safety and Impact

Many companies' products have significant impacts on consumers, communities and society at large, and these impacts may expose companies to reputational or brand risks. Responsible, well-governed companies should be aware of these potential risks and take proactive steps to manage them. Shareowner proposals that ask companies to evaluate certain impacts of their products, or to provide full disclosure of the nature of those products, can be harbingers of potential risks that companies may face if they fail to act. For example, several shareowner proposals have been filed requesting that food and beverage manufacturers label all foods containing genetically modified organisms (GMOs); other proposals have requested that companies report on the health or psychological impacts of their products.

    The Fund advisor will review on case-by-case basis proposals requesting that companies report on the impacts of their products on consumers and communities and will ordinarily support such proposals when the requests can be fulfilled at reasonable cost to the company, or when potential reputational or brand risks are substantial.
    The Fund advisor will ordinarily support proposals requesting that companies disclose the contents or attributes of their products to potential consumers.

          Animal Welfare

Shareowners and animal rights groups sometimes file resolutions with companies which engage in animal testing for the purposes of determining product efficacy or assuring consumer product safety.

    The Fund advisor will ordinarily support proposals seeking information on a company's animal testing practices, or requesting that management develop cost-effective alternatives to animal testing.
    The Fund advisor will ordinarily support proposals calling for consumer product companies to reduce or eliminate animal testing or the suffering of animal test subjects.
    The Fund advisor will examine and vote on a case-by-case basis proposals calling for pharmaceutical or medical products firms to reduce animal testing or the suffering of animal test subjects.
    The Fund advisor will ordinarily support proposals requesting that companies report to shareholders on the risks and liabilities associated with concentrated animal feeding operations unless: the company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or the company does not directly source from confined animal feeding operations.

          Tobacco

Shareowner resolutions are sometimes filed with insurance and health care companies asking them to report on the appropriateness of investments in the tobacco industry, and on the impact of smoking on benefit payments for death, disease and property loss.

    The Fund advisor will ordinarily support resolutions asking companies not to invest in the stocks of tobacco companies.
    The Fund advisor will ordinarily support resolutions asking companies to research the impact of ceasing business transactions with the tobacco industry.

G.      Weapons Contracting

          Weapons/Military Products

Shareowner resolutions may be filed with companies with significant defense contracts, asking them to report on the nature of the contracts, particularly the goods and services to be provided.

    The Fund advisor will ordinarily support proposals calling for reports on the type and volume of defense contracts.

H.      Community

          Equal Credit Opportunity

Access to capital is essential to full participation and opportunity in our society. The Equal Credit Opportunity Act (ECOA) prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, etc. Shareowner resolutions are sometimes filed requesting: (1) reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage lending discrimination; (2) the development of fair lending policies that would assure access to credit for major disadvantaged groups and require reports to shareowners on the implementation of such policies; and (3) the application of Equal Credit Opportunity Act standards by non-financial corporations to their financial subsidiaries.

    The Fund advisor will ordinarily support proposals requesting increased disclosure on ECOA and stronger policies and programs regarding compliance with ECOA.

          Redlining

Redlining is the systematic denial of services to people within a geographic area based on their economic or racial/ethnic profile. The term originated in banking, but the same practice can occur in many businesses, including insurance and supermarkets. Shareowner resolutions are sometimes filed asking companies to assess their lending practices or other business operations with respect to serving communities of color or the poor, and develop policies to avoid redlining.

    The Fund advisor will support proposals to develop and implement policies dealing with fair lending and housing, or other nondiscriminatory business practices.

          Predatory Lending

Sub-prime lenders charge notably high interest rates on consumer, life insurance, and home mortgage loans. These lenders can engage in abusive business practices that take advantage of the elderly or the economically disadvantaged. This includes charging excessive fees, making loans to those unable to make interest payments and steering customers selectively to products with higher than prevailing interest rates. Shareowner resolutions are sometimes filed asking for the development of policies to prevent predatory lending practices.

    The Fund advisor will support proposals calling on companies to address and eliminate predatory lending practices.

          Insurance Companies and Economically Targeted Investments

Economically targeted investments (ETIs) are loans made to low-to-moderate income communities or individuals to foster and promote, among other things, small businesses and farms, affordable housing and community development banks and credit unions. At present, insurance companies put less than one-tenth of one percent of their more than $1.9 trillion in assets into ETIs. Shareowner resolutions are sometimes filed asking for reports outlining how insurers could implement an ETI program.

    The Fund advisor will support proposals encouraging adoption of or participation in economically targeted investment programs that can be implemented at reasonable cost.

          Healthcare

Many communities are increasingly concerned about the ability of for-profit health care institutions to provide quality health care. Shareholders have asked corporations operating hospitals for reports on the quality of their patient care.

    The Fund advisor will ordinarily support resolutions that call on hospitals to submit reports on patient healthcare and details of health care practices.

I.      Political Action Committees and Political Partisanship

Shareholders have a right to know how corporate assets are being spent in furtherance of political campaigns, social causes or government lobbying activities. Although companies are already required to make such disclosures pursuant to federal and state law, such information is often not readily available to investors and shareowners. Moreover, corporate lobbying activities and political spending may at times be inconsistent with or actually undermine shareholder and stakeholder interests that companies are otherwise responsible to protect.

    The Fund advisor will ordinarily support resolutions asking companies to disclose political spending made either directly or through political action committees, trade associations and/or other advocacy associations.
    The Fund advisor will ordinarily support resolutions asking companies to disclose the budgets dedicated to public policy lobbying activities.
    The Fund advisor will ordinarily support resolutions requesting that companies support public policy activities including lobbying or political spending that are consistent with shareholder or other stakeholder efforts to strengthen policies that protect workers, communities, the environment, public safety, or any of the other principles embodied in these Proxy Voting Guidelines.

J.      Other Issues

All social issues that are not covered in these guidelines are delegated to the Fund's advisor to vote in accordance with the Fund's specific social criteria. In addition to actions taken pursuant to the fund's Conflict of Interest Policy, Calvert Social Research Department ("CSRD") will report to the Boards on issues not covered by these guidelines as they arise.

IV.      CONFLICT OF INTEREST POLICY

All Calvert Funds strictly adhere to the proxy voting guidelines detailed above in Sections I and II, above.

Thus, generally, adherence to the Proxy Voting Guidelines will leave little opportunity for a material conflict of interest to emerge between any of the Funds, on the one hand, and the Fund's investment advisor, sub-advisor, principal underwriter, or an affiliated person of the Fund, on the other hand.

Nonetheless, upon the occurrence of the exercise of voting discretion where there is a variance in the vote from the Proxy Voting Guidelines, which could lend itself to a potential conflict between these interests, a meeting of the Audit Committee of the Fund that holds that security will be immediately convened to determine how the proxy should be voted.

Adopted September 2000
Revised September 2002
Revised June 2003
Revised August 2004
Approved December 2004
Revised January 2008
Approved March 2008

APPENDIX B

CORPORATE BOND AND COMMERCIAL PAPER RATINGS (source: Standard & Poor's)

Bonds

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A carries elements which may cause the obligation to be more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: An obligation rated BBB exhibits adequate protection parameters but may be susceptible to adverse changes in economic conditions or changing circumstances which are likely to lead to a weakened capacity for the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: These obligations are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these factors are outweighed by large uncertainties and/or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues, however this type of obligation is subject to major ongoing uncertainties and/or exposure to adverse business, financial, or economic conditions which could result in the obligor's inability to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity meet its financial commitment on the obligations. Adverse business, financial, and/or economic conditions may impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions in order to sustain its ability to meet its financial commitment on the obligation. Should adverse business, financial and/or economic conditions occur, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: An obligation rated C is often associated with situations in which a bankruptcy petition has been filed or where similar action has been taken but payment on the obligation is being continued.

D: An obligation rated D is in payment default. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used when a bankruptcy petition has been filed or other similar action when payments on the obligation are deemed to be jeopardized.

Notes

SP-1: These issues are considered as having a strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

SP-2: These issues are considered as having a satisfactory capacity to pay principal and interest.

SP-3: These issues are considered as having a speculative capacity to pay principal and interest.

Commercial Paper

A-1: This rating indicates a strong degree of safety regarding timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: This rating indicates a satisfactory degree of safety regarding timely payment.

A-3: This rating indicates that the issue carries an adequate capacity for timely payment, however it is more vulnerable to the adverse effects of changes in circumstances than those obligations with higher ratings.

Long-Term Obligation Ratings (source: Moody's Investors Service)

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings (source: Moody's Investors Service)

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.


CALVERT SOCIAL INVESTMENT FUND
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund
4550 Montgomery Avenue, Bethesda, Maryland 20814

Statement of Additional Information
January 31, 2008, As revised April 30, 2008

New Account Information:	(800) 368-2748 (301) 951-4820	Shareholder Services:	(800) 368-2745
Broker Services:	(800) 368-2746 (301) 951-4850	TDD for the Hearing-Impaired:	(800) 541-1524

This Statement of Additional Information ("SAI") is not a prospectus. Investors should read the SAI in conjunction with each Fund's (collectively referred to as the "Funds") Prospectus dated January 31, 2008. Each Fund's audited financial statements included in its most recent Annual Report to Shareholders are expressly incorporated by reference and made a part of this SAI. The Prospectus and the most recent shareholder report may be obtained free of charge by writing the respective Fund at the above address, calling the Fund, or by visiting our website at www.calvert.com.

TABLE OF CONTENTS

Supplemental Information on Principal Investment Policies and Risks	2
Non-Principal Investment Policies and Risks	9
Investment Restrictions	19
Dividends, Distributions, and Taxes	26
Net Asset Value	26
Calculation of Yield and Total Return	27
Purchase and Redemption of Shares	30
Trustees and Officers	30
Investment Advisor	38
Portfolio Manager Disclosure	39
Administrative Services Agent	42
Method of Distribution	43
Transfer and Shareholder Servicing Agents	45
Portfolio Transactions	46
Portfolio Holdings Disclosure	46
Personal Securities Transactions	48
Proxy Voting Disclosure	49
Process for Delivering Shareholder Communications to the Board of Trustees	49
Independent Registered Public Accounting Firm and Custodian	49
General Information	49
Control Persons and Principal Holders of Securities	50
Fund Service Providers	51
Appendix A - Proxy Voting Guidelines
Appendix B - Corporate Bond & Commercial Paper Ratings

The following discussion of investment policies and risks applies to the underlying Calvert Funds (the "underlying funds"). Investment policies and risks apply to each underlying fund unless indicated otherwise.

SUPPLEMENTAL INFORMATION ON PRINCIPAL INVESTMENT POLICIES AND RISKS

Foreign Securities (Calvert Large Cap Growth, Calvert Small Cap Value, Calvert Mid Cap Value, CWVF International Equity, Calvert International Opportunities, Calvert Global Alternative Energy, Calvert Capital Accumulation, CSIF Equity, CSIF Enhanced Equity and CSIF Bond)

Investments in foreign securities may present risks not typically involved in domestic investments. These underlying funds may purchase foreign securities directly, on foreign markets, or those represented by American Depositary Receipts ("ADRs") and other receipts evidencing ownership of foreign securities, such as Global Depositary Receipts ("GDRs"). ADRs are United States ("U.S.") dollar-denominated and traded in the United States on exchanges or over the counter, and can be either sponsored or unsponsored. The company sponsoring the ADR is subject to U.S. reporting requirements and will pay the costs of distributing dividends and shareholder materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of share prices and the payment of dividends. Less information is normally available on unsponsored ADRs. By investing in ADRs rather than directly in foreign issuers' stock, these underlying funds may possibly avoid some currency and some liquidity risks. However, the value of the foreign securities underlying the ADR may still be impacted by currency fluctuations. The information available for ADRs is subject to the more uniform and more exacting accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded. GDRs can involve increased currency risk since they may not be U.S. dollar-denominated.

Additional costs may be incurred in connection with international investment since foreign brokerage commissions and the custodial costs associated with maintaining foreign portfolio securities are generally higher than in the United States. Fee expense may also be incurred on currency exchanges when the underlying funds change investments from one country to another or convert foreign securities holdings into U.S. dollars.

U.S. Government policies have at times, in the past, through imposition of interest equalization taxes and other restrictions, discouraged certain investments abroad by U.S. investors. In addition, foreign countries may impose withholding and taxes on dividends and interest.

Emerging Market Securities. (CWVF International Equity, Calvert International Opportunities and Calvert Global Alternative Energy)

Investing in emerging markets and in particular, those countries whose economies and capital markets are not as developed as those of more industrialized nations, carries its own special risks. These underlying funds define an emerging market as any country (other than the United States or Canada) that is not included in the Morgan Stanley Capital International ("MSCI") Europe, Australasia, Far East ("EAFE") (Standard) Index. Investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse, and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Many of these countries are grappling with severe inflation or recession, high levels of national debt, and currency exchange problems. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative. Among other risks, the economies of such countries may be affected to a greater extent than in other countries by price fluctuations of a single commodity, severe cyclical climactic conditions, lack of significant history in operating under a market-oriented economy or political instability. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

Foreign Money Market Instruments (CSIF Money Market only)

This underlying fund may invest without limitation in money market instruments of banks, whether foreign or domestic, including obligations of U.S. branches of foreign banks ("Yankee" instruments) and obligations of foreign branches of U.S. banks ("Eurodollar" instruments). All such instruments must be high-quality, U.S. dollar-denominated obligations. Although these instruments are not subject to foreign currency risk since they are U.S. dollar-denominated, investments in foreign money market instruments may involve risks that are different than investments in securities of U.S. issuers. See "--Foreign Securities."

Tracking The Index (CSIF Enhanced Equity and Calvert Social Index)

The process used by each underlying fund to attempt to track the applicable Index within its expected tracking error limit relies on assessing the difference between the underlying fund's exposure to factors which influence returns and the Index's exposure to those same factors. The combined variability of these factors and the correlation between factors are used to estimate the risk in the underlying fund. The extent to which the total risk characteristics of the underlying fund vary from that of the Index is active risk or tracking error.

An underlying fund's ability to track the Index will be monitored by analyzing returns to ensure that the returns are reasonably consistent with Index returns. By regressing underlying fund returns against Index returns, the Advisor can calculate the goodness of fit, as measured by the Coefficient of Determination or R-squared. Values in excess of 90% indicate a very high degree of correlation between the underlying fund and the Index. The underlying fund will also be monitored to ensure those general characteristics, such as sector exposures, capitalization and valuation criteria, are relatively consistent over time.

Any deviations of realized returns from the Index which are in excess of those expected will be analyzed for sources of variance.

Calvert Social Index's portfolio will be invested in a manner to closely track the Index. To the extent that this underlying fund has investments in the Special Equities program and/or the High Social Impact Investments program, the underlying fund may be less able to closely track the Index than if it did not have investments in these programs. Both of these investment programs are of limited size (not more than 1% of this underlying fund's assets if the fund commences a program), so that the tracking error induced by such investments would be limited.

Small-Cap Issuers (Calvert New Vision Small Cap, Calvert Small Cap Value, Calvert International Opportunities and Calvert Global Alternative Energy)

The securities of small-cap issuers may be less actively traded than the securities of larger-cap issuers, may trade in a more limited volume, and may change in value more abruptly than securities of larger companies.

Information concerning these securities may not be readily available so that the companies may be less actively followed by stock analysts. Small-cap issuers do not usually participate in market rallies to the same extent as more widely known securities, and they tend to have a relatively higher percentage of insider ownership.

Investing in smaller, new issuers generally involves greater risk than investing in larger, established issuers. Small-cap issuers may have limited product lines, markets, or financial resources and may lack management depth. The securities in such companies may also have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

The small cap issuers in which an underlying fund (other than Calvert International Opportunities) invests may include some micro-cap securities. The prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities. Micro-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds that do not invest in micro-cap securities.

Mid-Cap Issuers (Calvert Mid Cap Value, Calvert Capital Accumulation, Calvert International Opportunities and Calvert Global Alternative Energy)

The securities of mid-cap issuers often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. Investing in mid-cap issuers generally involves greater risk than investing in larger, established issuers. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

Non-investment Grade Debt Securities (CSIF Bond only)

Non-investment grade debt securities are lower quality debt securities (generally those rated BB or lower by Standard & Poor's ("S&P") or Ba or lower by Moody's Investors Service, Inc. ("Moody's"), known as "junk bonds"). These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. (See Appendix B for a description of the ratings.) An underlying fund considers a security to be investment grade if it has received an investment grade rating from at least one nationally recognized statistical rating organization ("NRSRO"), or is an unrated security of comparable quality. Non-investment grade debt securities involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates. Unrated debt securities may fall into the lower quality category. Unrated securities usually are not attractive to as many buyers as rated securities are, which may make them less marketable.

The quality limitation set forth in an underlying fund's investment policy is determined immediately after the underlying fund's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the underlying fund's investment policy. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

Issuer Non-diversification Risk (CSIF Bond, Calvert Capital Accumulation and Calvert Global Alternative Energy)

These underlying funds are non-diversified and may focus their investments on a small number of issuers. Underlying funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer than funds that are "diversified." Underlying funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified fund might be. Some of those issuers might also present substantial credit, interest rate or other risks.

Concentration Risk (Calvert Global Alternative Energy only)

This underlying fund will concentrate its investments (that is, invest more than 25% of its total assets) in the alternative energy industry. Alternative energy includes, but is not limited to, renewable energy (such as solar, wind, geothermal, biofuel, hydrogen, biomass and other renewable energy sources that may be developed in the future), technologies that enable these sources to be tapped, and services or technologies that conserve or enable more efficient use of energy. The underlying fund's concentration in alternative energy companies may present more risks than would be the case with funds that invest more broadly in numerous industries and sectors of the economy. A downturn in alternative energy companies would have a larger impact on the underlying fund than on a fund that does not concentrate in this sector. Alternative energy companies can be significantly affected by the supply of and demand for specific products and services, the supply and demand for relevant energy sources, the price of those sources, capital investment, government regulation, world events and economic conditions. Alternative energy companies can be significantly affected by events relating to international political developments, energy conservation, commodity prices, and tax and government regulations. From time to time, the performance of securities of alternative energy companies will lag the performance of securities of companies in other sectors or the broader market as a whole.

Leverage (Calvert International Opportunities and Calvert Global Alternative Energy)

To the extent that these underlying funds make purchases of securities where borrowing exceeds 5% of the underlying fund's total assets, they may engage in transactions which create leverage. However, the underlying funds do not currently intend to engage in such transactions.

In leveraged transactions, borrowing magnifies the potential for gain or loss on the underlying fund's portfolio securities and therefore, if employed, increases the possibility of fluctuation in the underlying fund's NAV.

Any use of leverage by the underlying fund is premised generally upon the expectation that the underlying fund will achieve a greater return on its investments with the proceeds from the borrowed funds than the additional costs the underlying fund incurs as a result of such leverage. If the income or capital appreciation from the securities purchased with borrowed funds is not sufficient to cover the cost of leverage or if the underlying fund incurs capital losses, the return of the underlying fund will be less than if leverage had not been used. The Subadvisor may determine to maintain the underlying fund's leveraged position if it expects that the long-term benefits to the underlying fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

Leverage creates risks which may adversely affect the return for shareholders, including:

    fluctuations in interest rates on borrowings and short-term debt; and

    the potential for a decline in the value of an investment acquired with borrowed funds, while the underlying fund's obligations under such borrowing remain fixed. If interest rates rise or if the underlying fund otherwise incurs losses on its investments, the underlying fund's NAV attributable to its shares will reflect the resulting decline in the value of its portfolio holdings.

Capital raised through borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The underlying fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. Certain types of borrowings may result in the underlying fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the underlying fund's ability to pay dividends and distributions on its shares in certain instances. The underlying fund may also be required to pledge its assets to lenders in connection with certain types of borrowing. The Advisor does not anticipate that these covenants or restrictions will adversely affect the applicable subadvisor's ability to manage the underlying fund's portfolio in accordance with the underlying fund's investment objective and policies. These covenants or restrictions may also force the underlying fund to liquidate investments at times and at prices that are not favorable to the underlying fund, or to forgo investments that the Advisor otherwise views as favorable.

To reduce its borrowings, the underlying fund might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a fund expense that it would not otherwise incur, the underlying fund may have less net investment income during periods when its borrowings are substantial. The interest paid by the underlying fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

To reduce the risks of borrowing, the underlying fund will limit its borrowings as described in the "Investment Restrictions."

Repurchase Agreements (CSIF Bond and CSIF Money Market )

Repurchase agreements are arrangements under which the underlying fund buys a security, and the seller simultaneously agrees to repurchase the security at a mutually agreed-upon time and price reflecting a market rate of interest. Repurchase agreements are short-term money market investments, designed to generate current income. Each underlying fund engages in repurchase agreements in order to earn a higher rate of return than it could earn simply by investing in the obligation which is the subject of the repurchase agreement.

Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether the underlying fund would be deemed the owner of the underlying security or would be deemed only to have a security interest in and lien upon such security. The underlying fund will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Advisor under the direction and supervision of the underlying fund's Board. In addition, the underlying fund will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller's obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due the underlying fund pursuant to the agreement, the underlying fund will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the underlying fund may incur a loss and may incur expenses in selling the underlying security.

While an underlying security may mature after one year, repurchase agreements are generally for periods of less than one year. Repurchase agreements not terminable within seven days are considered illiquid.

U.S. Government-sponsored Obligations (CSIF Bond and CSIF Money Market )

These underlying funds may invest in debt and mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"), commonly known as Fannie Maes and Freddie Macs, respectively.

Fannie Mae and Freddie Mac. Unlike Government National Mortgage Association ("GNMA") certificates, which are typically interests in pools of mortgages insured or guaranteed by government agencies, FNMA and FHLMC certificates represent undivided interests in pools of conventional mortgage loans. Both FNMA and FHLMC guarantee timely payment of principal and interest on their obligations, but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA's guarantee is supported by its ability to borrow from the U.S. Treasury, while FHLMC's guarantee is backed by reserves set aside to protect holders against losses due to default.

U.S. Government-backed Obligations (CSIF Bond and CSIF Money Market )

These underlying funds may invest in debt and mortgage-backed securities issued by GNMA, commonly known as Ginnie Maes, and other U.S. Government-backed obligations.

Ginnie Mae. Ginnie Maes are typically interests in pools of mortgage loans insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after approval from GNMA, is offered to investors through various securities dealers. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are backed by the full faith and credit of the United States, which means that the U.S. Government guarantees that interest and principal will be paid when due.

Collateralized Mortgage Obligations (CSIF Bond only)

This underlying fund may invest in collateralized mortgage obligations ("CMOs"). CMOs are collateralized bonds that are general obligations of the issuer of the bonds. CMOs are not direct obligations of the U.S. Government. CMOs generally are secured by collateral consisting of mortgages or a pool of mortgages. The collateral is assigned to the trustee named in the indenture pursuant to which the bonds are issued. Payments of principal and interest on the underlying mortgages are not passed through directly to the holder of the CMO; rather, payments to the trustee are dedicated to payment of interest on and repayment of principal of the CMO. This means that the character of payments of principal and interest is not passed through, so that payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages or pool of mortgages do not necessarily constitute income and return of capital, respectively, to the CMO holders. Also, because payments of principal and interest are not passed through, CMOs secured by the same pool of mortgages may be, and frequently are, issued with a variety of classes or series, which have different maturities and are retired sequentially. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down.

FHLMC has introduced a CMO which is a general obligation of FHLMC. This requires FHLMC to use its general funds to make payments on the CMO if payments from the underlying mortgages are insufficient.

Interest Only and Principal Only Mortgage-Backed Securities (CSIF Bond only)

This underlying fund may also invest in Interest Only (IO) and Principal Only (PO) mortgage-backed securities. Interest only instruments generally increase in value in a rising interest rate environment, which typically results in a slower rate of prepayments on the underlying mortgages and extends the period during which interest payments are required to be made on the IO security. Interest only securities are subject to prepayment risk, which is the risk that prepayments will accelerate in a declining interest rate environment and will reduce the number of remaining interest payments even though there is no default on the underlying mortgages.

Principal only instruments generally increase in value in a declining interest rate environment, which typically results in a faster rate of prepayments on the underlying mortgages. Since a PO security is usually purchased at a discount, faster prepayments result in a higher rate of return when the face value of the security is paid back sooner than expected. Principal only securities are subject to extension risk, which is the risk that a rising interest rate environment will result in a slower rate of prepayments and will delay the final payment date.

Derivatives (Calvert Large Cap Growth only)

This underlying fund may use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions, specifically, buying and selling stock index options and futures. Through these investments, the Subadvisor seeks to keep the long-term average market risk of the underlying fund roughly equal to the market itself. Using hedging strategies, the underlying fund's exposure to market risk may be negatively correlated to the market, or may be as high as 150% at any one point in time, as measured by the underlying fund's estimated beta. Beta is a measure of market risk contained within the body of financial research called modern portfolio theory. A portfolio beta of 150% means that a 1% increase (decrease) in the stock market should result in a 1.5% increase (decrease) in the underlying fund. "Negative correlation to the market" means that if the market goes up, the value of the underlying fund goes down. These strategies are intended to maintain a more constant level of total risk. For example, if the Subadvisor feels the underlying fund is exposed to an unusually high probability of general stock market decline, it might sell stock index futures to offset this risk.

This underlying fund can use these practices either as substitution or as protection against an adverse move in the underlying fund to adjust the risk and return characteristics of the underlying fund. If the Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the underlying fund's investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of the underlying fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Derivatives are often illiquid.

Although the Subadvisor believes that the investment techniques it employs to manage risk in the underlying fund will further the underlying fund's investment objectives and reduce losses that might otherwise occur during a time of general decline in stock prices, no assurance can be given that these investment techniques will achieve this result. These techniques would reduce losses during a time of general stock market decline if the underlying fund had previously sold futures or bought puts on stock indexes, offsetting some portion of the market risk.

The Subadvisor intends to buy and sell stock index futures, calls, and/or puts in the underlying fund to increase or decrease the underlying fund's exposure to stock market risk as indicated by statistical models. The Subadvisor will use these instruments to attempt to maintain a more constant level of risk as measured by certain statistical indicators.

Futures and Options Contracts (Applies to Large Cap Growth)

This underlying fund may purchase and sell stock index futures contracts and may purchase exchange-traded options on stock indices and on stock index futures contracts for the purposes of hedging, speculation or leverage, as described more fully below.

Futures. The underlying fund may purchase and sell stock index futures contracts ("Stock Index Futures") to increase and decrease its exposure to changing security prices. The underlying fund may use futures and options contracts for the purpose of seeking to reduce the overall investment risk that would otherwise be associated with the securities in which it invests. For example, the underlying fund may take a short position in Stock Index Futures in anticipation of a general market or market sector decline that might adversely affect prices of the underlying fund's portfolio securities. Alternatively, the underlying fund might purchase Stock Index Futures in anticipation of a general market or market sector advance.

A Stock Index Future is a contract to buy or sell the cash value of a specific stock index ("Stock Index") at a specific price by a specified date. Upon buying or selling a futures contract, the underlying fund deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker. Payments of maintenance margin reflect changes in the value of the futures contract, with the underlying fund being obligated to make such payments if its futures position becomes less valuable and entitled to receive such payments if its positions become more valuable.

If the Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the underlying fund's investments, these techniques could result in a loss. These techniques may increase the volatility of the underlying fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Although some of the securities in the Stock Index underlying a Stock Index Future may not necessarily meet the underlying fund's social criteria, any such position taken by the underlying fund will not constitute a direct ownership interest in the securities of the underlying Stock Index.

Futures contracts are designed by boards of trade, which are designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). As a series of a registered investment company, the underlying fund is eligible for exclusion from the CFTC's definition of "commodity pool operator," meaning that the underlying fund may invest in futures contracts under specified conditions without registering with the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts.

Options. The underlying fund may purchase put or call options on a Stock Index or a Stock Index Future (collectively, "Stock Index Options"). Stock Index Options purchased by the underlying fund must be traded on a U.S. exchange or board of trade.

Although some of the securities in the Stock Index underlying a Stock Index Option may not necessarily meet the underlying fund's social criteria, any such position taken by the underlying fund will not constitute a direct ownership interest in the securities of the underlying Stock Index.

An underlying fund will pay a premium to purchase a Stock Index Option. An option gives the purchaser the right, but not the obligation, to buy a specific Stock Index or Stock Index Future, in the case of a call option, and to sell a specific Stock Index or Stock Index Future, in the case of a put option, in each case at a specified exercise price at any time prior to the expiration date of the option.

The value of an option will fluctuate based primarily on the time remaining until expiration of the option and the prevailing relationship between the value of the Stock Index or the price of the Stock Index Future, as applicable, and the option's exercise price. This relationship determines whether an option is in-the-money, at-the-money or out-of-the-money at any point in time. If there is a market for an option, it can be closed out at any time by the underlying fund for a gain or a loss. Alternatively, the holder of an option can exercise an option that is in-the-money for a gain. Options that expire out-of-the-money are worthless resulting in a loss of the entire premium paid.

Other principal factors that affect the market value of an option include supply and demand, interest rates, the current market price and the price volatility of the underlying security.

Call Options. The purchase of a call option is similar to the purchase of the applicable Stock Index or Stock Index Future because the value of the option generally increases as the price of the underlying Stock Index increases. However, in the event that the underlying Stock Index declines in value, losses on options are limited to the premium paid to purchase the option. Although a call option has the potential to increase from higher prices for the underlying Stock Index, because the option will expire on its expiration date, any such gains may be more than offset by reductions in the option's time value or other valuation factors.

Put Options. The purchase of a put option is similar to taking a short position (selling a security that you do not own) in the applicable Stock Index because the value of the option generally increases as the value of the underlying Stock Index decreases. However, in the event that the underlying Stock Index increases in value, losses on the option are limited to the premium paid to purchase the option. Although a put option has the potential to increase in value from lower prices for the underlying Stock Index, because the option will expire on its expiration date, any such gains may be more than offset by reductions in the option's time value or other valuation factors.

Risks of Options and Futures Contracts. Where the underlying fund has taken a short position in Stock Index Futures or has purchased put options on a Stock Index or a Stock Index Future to protect against the risk of declining prices of its portfolio securities, the market may advance and the value of the underlying fund's portfolio securities may decline. If this were to occur, the underlying fund would lose money on the hedge and would also experience a decline in the value of its portfolio securities. A similar outcome would result if the underlying fund purchased Stock Index Futures or call options on a Stock Index or Stock Index Future in anticipation of market gains, but the market subsequently declined. In addition, if the underlying fund has insufficient available cash, it may at times have to sell securities to meet its maintenance margin requirements, and the sale of those securities may have to be effected when it may be disadvantageous to do so. The underlying fund will also pay commissions and other costs in connection with investments in Stock Index Futures and Stock Index Options, which may increase the underlying fund's expenses and reduce its return.

It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options or futures used. Furthermore, the price of Stock Index Futures may not correlate with movements in the related Stock Index due to certain market distortions, including the requirement that all participants in the futures market post initial margin and maintenance margin. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the Stock Index and the value of a Stock Index Future. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased speculative trading activity may cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in a Stock Index and movements in the prices of related Stock Index Futures, the value of Stock Index Futures as a hedging device may be reduced.

Stock Index and Stock Index Futures prices may also be distorted if trading of certain stocks included in the applicable or underlying Stock Index is interrupted. Trading in options on a Stock Index or a Stock Index Future may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the underlying Stock Index or if dissemination of the current level of the underlying Stock Index is interrupted. If this occurs, the underlying fund would not be able to close out options on the Stock Index or the Stock Index Future that it had purchased and, if restrictions on exercise were imposed, it may be unable to exercise an option it holds, which could result in losses if the underlying Stock Index moves adversely before trading resumes.

The purchaser of a Stock Index Option may also be subject to a timing risk. If a Stock Index Option is exercised by the underlying fund before final determination of the closing index value for that day, the risk exists that the level of the underlying Stock Index or the price of the Stock Index Future may subsequently change. If such a change caused the exercised option to fall out-of-the-money, such that exercising the option would result in a loss and not a gain, the underlying fund will be required to pay the difference between the closing value of the Stock Index or price of the Stock Index Future, as applicable, and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the underlying fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely, because the exercise cutoff times for Stock Index Options may be earlier than those fixed for other types of options and may occur before a definitive closing value for a Stock Index or closing price for a Stock Index Future is announced.

Alternatively, the underlying fund may elect to close out any Stock Index Option by selling the option instead of exercising it. Although the markets for certain Stock Index Options have developed rapidly, the markets for other Stock Index Options are not as liquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all Stock Index Options. The underlying fund will not purchase any Stock Index Option unless and until, in the opinion of the Subadvisor, the market for such options has developed sufficiently that dealers are quoting a two-way price with a reasonably narrow spread given then-prevailing market conditions.

Where Stock Index Futures or Stock Index Options are purchased to hedge against a possible increase in the price of a security before the underlying fund is able to implement its program to invest in a security, it is possible that the market may decline. If the underlying fund, as a result, decided not to make the planned investment at that time either because of concern as to a possible further market decline or for other reasons, the underlying fund could realize a loss on the Stock Index Future or Stock Index Option and would not benefit from the reduced price of the underlying target security.

NON-PRINCIPAL INVESTMENT POLICIES AND RISKS

Foreign Securities (Calvert New Vision Small Cap (ADRs only) and Calvert Social Index)

See description of "Foreign Securities" in "Supplemental Information on Principal Investment Policies and Risks."

Calvert Social Index may purchase foreign securities only to the extent they may be in the Calvert Social Index®. The index will not have any foreign stocks in it unless they are listed on a U.S. exchange. Thus, there will be no foreign custody or currency involved. However, because the issuer is located outside the United States, such securities will still be subject to political and economic risks of the country where the issuer is located.

Forward Foreign Currency Contracts (Calvert Large Cap Growth, Calvert Small Cap Value, Calvert Mid Cap Value, CWVF International Equity, Calvert International Opportunities, Calvert Global Alternative Energy, Calvert Capital Accumulation, CSIF Equity and CSIF Bond)

Since investments in securities of issuers domiciled in foreign countries usually involve currencies of the foreign countries, and since the underlying funds may temporarily hold funds in foreign currencies during the completion of investment programs, the value of the assets of the underlying funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. For example, if the value of the foreign currency in which a security is denominated increases or decreases in relation to the value of the U.S. dollar, the value of the security in U.S. dollars will increase or decrease correspondingly. The underlying funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market, or by entering into forward contracts to purchase or sell foreign currencies. CWVF International Equity, Calvert International Opportunities, Calvert Global Alternative Energy and Calvert Capital Accumulation may also use foreign currency options and futures.

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The underlying funds may enter into forward foreign currency contracts for two reasons. First, an underlying fund may desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. An underlying fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Second, an underlying fund may have exposure to a particular foreign currency from that fund's portfolio securities and the Advisor and/or Subadvisor of that fund may anticipate a substantial decline in the value of that currency against the U.S. dollar. Similarly, CWVF International Equity, Calvert International Opportunities, Calvert Global Alternative Energy and Calvert Capital Accumulation may have exposure to a particular currency because of an overweight allocation to that currency in comparison to the underlying fund's applicable benchmark. The precise matching of the forward foreign currency contract amounts and the value of the portfolio securities involved will not generally be possible since the future value of the securities will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of currency market movements is difficult, and the successful execution of this hedging strategy is uncertain. Although forward foreign currency contracts tend to limit the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Emerging Market Securities (CSIF Bond, CSIF Equity, CSIF Enhanced Equity and Calvert Capital Accumulation)

See description of "Emerging Market Securities" in "Supplemental Information on Principal Investment Policies and Risks."

Small-Cap Issuers (CSIF Equity, Calvert Social Index and Calvert Large Cap Growth)

See description of "Small-Cap Issuers" in "Supplemental Information on Principal Investment Policies and Risks."

Real Estate Investment Trusts (CSIF Bond and Calvert New Vision Small Cap)

These underlying funds may make investments related to real estate, including real estate investment trusts ("REITs"). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in the value of neighborhoods; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs, which own real estate properties, may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs, which make construction, development, and long-term mortgage loans, may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified, and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income to maintain exemption for the Investment Company Act of 1940, as amended (the "1940 Act"). If an issuer of debt securities collateralized by real estate defaults, REITs could end up holding the underlying real estate. REITs also have expenses themselves that are ultimately paid by the shareholder.

Temporary Defensive Positions (all underlying funds except CSIF Money Market , CWVF International Equity, Calvert International Opportunities, Calvert Global Alternative Energy and Calvert Capital Accumulation)

For temporary defensive purposes -- which may include a lack of adequate purchase candidates or an unfavorable market environment -- these underlying funds may invest in cash or cash equivalents. Cash equivalents include instruments such as, but not limited to, U.S. government and agency obligations, certificates of deposit, banker's acceptances, time deposits, commercial paper, short-term corporate debt securities, and repurchase agreements.

These underlying funds may invest in money market instruments of banks, whether foreign or domestic, including obligations of U.S. branches of foreign banks ("Yankee" instruments) and obligations of foreign branches of U.S. banks ("Eurodollar" instruments). All such instruments must be high-quality, U.S. dollar-denominated obligations. Although not subject to foreign currency risk since they are U.S. dollar-denominated, investments in foreign money market instruments may involve risks that are different than investments in securities of U.S. issuers. See --"Foreign Securities" above. These underlying funds' investments in temporary defensive positions are generally not FDIC insured, even though a bank may be the issuer.

Temporary Defensive Positions (CWVF International Equity, Calvert International Opportunities, Calvert Global Alternative Energy and Calvert Capital Accumulation)

For temporary defensive purposes -- which may include a lack of adequate purchase candidates or an unfavorable market environment -- the underlying funds may invest in cash or cash equivalents. Cash equivalents include instruments such as, but not limited to, U.S. government and agency obligations, certificates of deposit, banker's acceptances, time deposits, commercial paper, short-term corporate debt securities, and repurchase agreements. The underlying funds' investments in temporary defensive positions are generally not FDIC insured, even though a bank may be the issuer.

Repurchase Agreements (all underlying funds except CSIF Bond and CSIF Money Market )

See description of "Repurchase Agreements" in "Supplemental Information on Principal Investment Policies and Risks." Each of the funds may invest up to 10% of its net assets in repurchase agreements.

Reverse Repurchase Agreements

Each of the funds may invest up to 10% of its net assets in reverse repurchase agreements. Under a reverse repurchase agreement, the underlying fund sells portfolio securities to a bank or securities dealer and agrees to repurchase those securities from such party at an agreed upon date and price reflecting a market rate of interest. The underlying fund invests the proceeds from each reverse repurchase agreement in obligations in which it is authorized to invest. The underlying fund intends to enter into a reverse repurchase agreement only when the interest income expected to be earned on the obligation in which the underlying fund plans to invest the proceeds exceeds the amount the underlying fund will pay in interest to the other party to the agreement plus all costs associated with the transaction. The underlying fund does not intend to borrow for leverage purposes. The underlying fund will only be permitted to pledge assets to the extent necessary to secure borrowings and reverse repurchase agreements.

During the time a reverse repurchase agreement is outstanding, the underlying fund will maintain in a segregated custodial account an amount of cash, U.S. Government securities or other liquid, high-quality debt securities at least equal in value to the repurchase price. The underlying fund will mark to market the value of assets held in the segregated account, and will place additional assets in the account whenever the total value of the account falls below the amount required under applicable regulations.

The underlying fund's use of reverse repurchase agreements involves the risk that the other party to the agreements could become subject to bankruptcy or liquidation proceedings during the period the agreements are outstanding. In such event, the underlying fund may not be able to repurchase the securities it has sold to that other party. Under those circumstances, if at the expiration of the agreement such securities are of greater value than the proceeds obtained by the underlying fund under the agreement, the underlying fund may have been better off had it not entered into the agreement. However, the underlying fund will enter into reverse repurchase agreements only with banks and dealers which the Advisor believes present minimal credit risks under guidelines adopted by the underlying fund's Board of Directors/Trustees.

Special Equities Investments (CSIF Equity, CWVF International Equity, Calvert International Opportunities, Calvert Global Alternative Energy, Calvert Capital Accumulation, Calvert Large Cap Growth and Calvert Social Index)

The Special Equities program allows an underlying fund to promote especially promising approaches to social goals through privately placed investments. As stated in the Prospectus, the Special Equities Sub-Committee of the Investment Performance Oversight Committee of the underlying fund identifies, evaluates and selects Special Equities investments.

The underlying funds have retained two independent consultants to provide investment research-related services with respect to the Special Equities program. The aggregate compensation paid to the consultants by each underlying fund for the fiscal year ended September 30, 2007 was as follows (each of Calvert International Opportunities, Calvert Global Alternative Energy, Calvert Capital Accumulation and Calvert Social Index has not yet commenced investing in this program):
CSIF Equity	$32,404
CWVF International Equity	$52,114
Calvert International Opportunities	N/A
Calvert Global Alternative Energy	N/A
Calvert Capital Accumulation	N/A
Calvert Large Cap Growth	$0
Calvert Social Index	N/A

High Social Impact Investments (CSIF Equity, CSIF Bond, Calvert Social Index, Calvert New Vision Small Cap, Calvert Large Cap Growth, Calvert Small Cap Value, Calvert Mid Cap Value, CWVF International Equity, Calvert International Opportunities, Calvert Global Alternative Energy and Calvert Capital Accumulation)

The High Social Impact Investments program targets a percentage of an underlying fund's assets to directly support the growth of community-based organizations for the purposes of promoting business creation, housing development and economic and social development of urban and rural communities. These investments may be either debt or equity investments and are illiquid. High Social Impact debt investments are unrated and are deemed by the Advisor to be the equivalent of non-investment grade debt securities -- that is, lower quality debt securities (generally those rated BB or lower by S&P or Ba or lower by Moody's, known as "junk bonds"). These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. (See Appendix B for a description of the ratings.) Rather than earning a higher rate, as would be expected to compensate for the higher risk (i.e., lower credit quality), they earn a rate of return that is lower than the then-prevailing market rate. There is no secondary market for these securities.

These underlying funds may make their High Social Impact Investments through the purchase of notes issued by the Calvert Social Investment Foundation, a non-profit organization, legally distinct from the underlying funds and Calvert Group, Ltd., organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. The Foundation prepares its own careful credit analysis to attempt to identify those community development issuers whose financial condition is adequate to meet future obligations or is expected to be adequate in the future. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur. These underlying funds may also invest directly in high social impact issuers. Calvert Social Index has not yet commenced investing in this program.

Non-investment Grade Debt Securities (CSIF Equity, Calvert Social Index, Calvert New Vision Small Cap, Calvert Large Cap Growth, Calvert Small Cap Value, Calvert Mid Cap Value, CWVF International Equity and Calvert Capital Accumulation)

See description of "Non-Investment Grade Debt Securities" in "Supplemental Information on Principal Investment Policies and Risks." Calvert Social Index will not purchase debt securities other than High Social Impact Investments (or money market instruments).

Illiquid Securities

Each underlying fund may not invest more than 15% (or, in the case of CSIF Money Market , 10%) of the value of its net assets in securities that at the time of the purchase are illiquid. The Advisor will monitor the amount of illiquid securities in the underlying fund, under the supervision of the Board, to ensure compliance with the underlying fund's investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of the securities, and the underlying fund might be unable to sell restricted or other illiquid securities promptly or at reasonable prices.

Notwithstanding the above, the underlying fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the Securities Act. This rule permits certain qualified institutional buyers, such as the underlying fund, to trade in privately placed securities even though such securities are not registered under the Securities Act. If the Board determines, based upon a continuing review of Rule 144A securities, that they are liquid, they will not be subject to the 15% (or, in the case of CSIF Money Market , 10%) limit on illiquid investments. The Board has adopted guidelines and delegated to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations.

Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the underlying fund's Board.

Warrants (Calvert Large Cap Growth, Calvert Small Cap Value and Calvert Mid Cap Value)

These underlying funds may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Exchange-Traded Funds ("ETFs")

ETFs are shares of other investment companies that can be traded in the secondary market (e.g., on an exchange) but whose underlying assets are stocks selected to track a particular index. Therefore, an ETF can track the performance of an index in much the same way as a traditional indexed mutual fund. But unlike many traditional investment companies, which are only bought and sold at closing net asset values, ETFs are tradable in the secondary market on an intra-day basis, and are redeemed principally in-kind at each day's next calculated net asset value.  Although there can be no guarantee that an ETF's intra-day price changes will accurately track the price changes of the related index, ETFs benefit from an in-kind redemption mechanism that is designed to protect ongoing shareholders from adverse effects on the ETFs that could arise from frequent cash creation and redemption transactions. Moreover, in contrast to conventional indexed mutual funds where redemptions can have an adverse tax impact on shareholders because of the need to sell portfolio securities (which sales may generate taxable gains), the in-kind redemption mechanism of the ETFs generally will not lead to a tax event for the ETF or its ongoing shareholders.

An underlying fund may purchase shares of ETFs for the limited purpose of managing the underlying fund's cash position consistent with the underlying fund's applicable benchmark. For example, an ETF may be purchased if the underlying fund has excess cash and it may be held until the Advisor and/or Subadvisor decides to make other permissible investments. Similarly, if the underlying fund should receive a large redemption request, the underlying fund could sell some or all of an ETF position to lessen the exposure to the market. The social investment criteria of any underlying fund will not apply to an investment in an ETF or to any of the individual underlying securities held by the ETF. Accordingly, an underlying fund could have indirect exposure to a company that does not meet the underlying fund's social investment criteria and that could therefore not be purchased directly by the underlying fund. ETF investments, however, (i) will not constitute a direct ownership interest in any security that does not meet applicable social investment criteria, (ii) will be limited to the amount of net cash available, which, in general, is not expected to be a material portion of the underlying fund and (iii) will be used principally to help reduce deviations from the underlying fund's benchmark.

Some of the risks of investing in ETFs are similar to those of investing in an indexed mutual fund, including (i) market risk (the risk of fluctuating stock prices in general), (ii) asset class risk (the risk of fluctuating prices of the stocks represented in the ETF's index), (iii) tracking error risk (the risk of errors in matching the ETF's underlying assets to the index), (iv) industry concentration risk (the risk of the stocks in a particular index being concentrated in an industry performing poorly relative to other stocks) and (v) the risk that since an ETF is not actively managed it cannot sell poorly performing stocks as long as they are represented in the index. In addition, ETFs may trade at a discount from their net asset value and because ETFs operate as open-end investment companies, closed-end investment companies or unit investment trusts, they incur fees that are separate from the fees incurred directly by the underlying funds. Therefore, an underlying fund's purchase of an ETF results in the layering of expenses, such that shareholders of the underlying fund indirectly bear a proportionate share of any operating expenses of the ETF.

Derivatives (CSIF Equity, CSIF Enhanced Equity, CSIF Bond, Calvert New Vision Small Cap, Calvert Small Cap Value, Calvert Mid Cap Value, CWVF International Equity, Calvert International Opportunities, Calvert Global Alternative Energy and Calvert Capital Accumulation)

These underlying funds may use various techniques to increase or decrease their exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts and leveraged notes, entering into swap agreements, and purchasing indexed securities for the purpose of adjusting the risk and return characteristics of the underlying fund. An underlying fund can use these practices either as substitution for alternative permissible investments or as protection against an adverse move in the underlying fund's portfolio securities. If the Advisor and/or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with an underlying fund's investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of an underlying fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Derivatives are often illiquid.

Options and Futures Contracts (CSIF Equity, CSIF Enhanced Equity, CSIF Bond, Calvert Social Index (options not applicable), Calvert New Vision Small Cap, Calvert Small Cap Value, CWVF International Equity, Calvert International Opportunities, Calvert Global Alternative Energy, Calvert Capital Accumulation and Calvert Mid Cap Value)

These underlying funds (other than Calvert Social Index) may purchase put and call options and write covered call options and secured put options on securities which meet the applicable underlying fund's social criteria, and may employ a variety of option combination strategies. Each of the underlying funds may also engage in the purchase and sale of futures contracts, foreign currency futures contracts and interest rate futures contracts. In addition, each underlying fund may write covered call options and secured put options on such futures contracts. Each underlying fund's use of options and futures is described more fully below.

The underlying funds may engage in such transactions only for hedging purposes, including hedging of an underlying fund's cash position (or for CSIF Enhanced Equity, also for liquidity). They may not engage in such transactions for the purposes of speculation or leverage. Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.

The value of an option will fluctuate based primarily on the time remaining until expiration of the option, known as the option's time value, and the difference between the then-prevailing price of the underlying security and the option's exercise price. This difference, known as the option's intrinsic value, determines whether an option is in-the-money, at-the-money or out-of-the-money at any point in time. If there is an existing secondary market for an option, it can be closed out at any time by the underlying fund for a gain or a loss. Alternatively, the holder of an option can exercise an option that is in-the-money for a gain. Options that expire out-of-the-money are worthless resulting in a loss of the entire premium paid.

Other principal factors that affect the market value of an option include supply and demand, interest rates, the current market price and the price volatility of the underlying security.

Purchasing Options. An underlying fund (other than Calvert Social Index) will pay a premium (plus any commission) to purchase an option. The premium reflects the total of the option's time value and intrinsic value. The purchaser of an option has a right to buy (in the case of a call option) or sell (in the case of a put option) the underlying security at any time during the life of the option at the exercise price and has no obligation after the premium has been paid.

Call Options. The purchase of a call option on a security is similar to taking a long position because the value of the option generally increases as the price of the underlying security increases. However, in the event that the underlying security declines in value, losses on options are limited to the premium paid to purchase the option. Although a call option has the potential to increase in value from higher prices for the underlying security, because the option will expire on its expiration date, any such gains may be more than offset by reductions in the option's time value or other valuation factors. An underlying fund may only buy call options to hedge its available cash balance, to limit the risk of a substantial increase in the market price of a security which an underlying fund intends to purchase, or to close an outstanding position that resulted from writing a corresponding call option. Any profit or loss from such a closing transaction will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs. An underlying fund may purchase securities by exercising a call option solely on the basis of considerations consistent with the investment objectives and policies of the underlying fund.

Put Options. The purchase of a put option on a security is similar to taking a short position (selling a security that you do not own) in that security because the value of the option generally increases as the value of the underlying security decreases. However, in the event that the underlying security increases in value, losses on the option are limited to the premium paid to purchase the option. Although a put option has the potential to increase in value from lower prices for the underlying security, because the option will expire on its expiration date, any such gains may be more than offset by reductions in the option's time value or other valuation factors. An underlying fund may purchase put options to protect its portfolio securities against the risk of declining prices or to close an outstanding position that resulted from writing a corresponding put option. Any profit or loss from such a closing transaction will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

Writing Options. The underlying funds (other than Calvert Social Index) may write certain types of options. Writing options means that the underlying fund is selling an investor the right, but not the obligation, to purchase (in the case of a call option) or to sell (in the case of a put option) a security or index at the exercise price in exchange for the option premium. The writer of an option has the obligation to sell (in the case of a call option) or buy (in the case of a put option) the underlying security at any time during the life of the option and has no rights other than to receive the premium. Writing options involves more risk than purchasing options because a writer of an option has the potential to realize a gain that is limited to the value of the premium (less any commission) and takes on potentially unlimited risk from increases in the price of the underlying security, in the case of a call option, and the risk that the underlying security may decline to zero, in the case of a put option (which would require the writer of the put option to pay the exercise price for a security that is worthless). Accordingly, the underlying funds may only write covered call options and secured put options, which mitigate these substantial risks. A call option is deemed "covered" if the underlying fund owns the security. A put option is deemed "secured" if the underlying fund has segregated cash or securities having an aggregate value equal to the total purchase price the fund will have to pay if the put option is exercised.

Call Options.   An underlying fund that writes a call option on a security will receive the option premium (less any commission), which helps to mitigate the effect of any depreciation in the market value of that security. However, because the underlying fund is obligated to sell that security at the exercise price, this strategy also limits the underlying fund's ability to benefit from an increase in the price of the security above the exercise price.

Each underlying fund may write covered call options on securities. This means that so long as an underlying fund is obligated as the writer of a call option, the underlying fund will own the underlying security. The underlying funds may write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options. Writing covered call options can increase the income of the underlying fund and thus reduce declines in the net asset value per share of the underlying fund if securities covered by such options decline in value. Exercise of a call option by the purchaser, however, will cause the underlying fund to forego future appreciation of the securities covered by the option. The underlying fund's turnover may increase through the exercise of a call option that it has written; this will generally occur if the market value of the underlying security increases and the underlying fund has not entered into a closing purchase transaction.

Put Options.  An underlying fund that writes a put option on a security will receive the option premium (less any commission), which effectively reduces the underlying fund's acquisition cost for that security.  An underlying fund that is contemplating an investment in a security but that is uncertain about its near-term price trajectory could write a put option on a security; the premium will provide the underlying fund with a partial buffer against a price increase, while providing the fund with an opportunity to acquire the security at the lower exercise price.  However, the underlying fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price) at any time during the option period. Accordingly, this strategy may result in unexpected losses if the option is exercised against the underlying fund at a time when the price of the security has declined below the exercise price by more than the amount of the premium received.

An underlying fund may only write secured put options, which requires the fund to segregate cash or securities, through its custodian, having a value at least equal to the exercise price of the put option.  If the value of the segregated securities declines below the exercise price of the put option, the underlying fund will have to segregate additional assets. When an underlying fund writes a secured put option, it will realize a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price.

Foreign Currency Options (CWVF International Equity, Calvert International Opportunities, Calvert Global Alternative Energy and Calvert Capital Accumulation). A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the term of the option. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option writer is obligated to sell the underlying foreign currency (in the case of a call option) or buy the underlying foreign currency (in the case of a put option) if it is exercised. However, either seller or buyer may close its position prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect an underlying fund against an adverse movement in the value of a foreign currency, it limits the gain which might result from a favorable movement in the value of such currency due to the payment of the option premium. For example, if an underlying fund held securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the underlying fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, it would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

The information provided above under "Purchasing Options" and "Writing Options" is applicable to options on foreign currencies, except that references therein to securities should instead refer to foreign currencies.

Exchange-Traded Options. An underlying fund (other than Calvert Social Index) may purchase and write put and call options in standard contracts traded on national securities exchanges on securities of issuers which meet the underlying fund's social criteria and on foreign currencies. Options exchanges may provide liquidity in the secondary market. Although these underlying funds intend to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option contract at any particular time. The absence of a liquid market might prevent the underlying funds from closing an options position, which could impair the underlying funds' ability to hedge effectively. The inability to close out a written option position may have an adverse effect on an underlying fund's liquidity because it may be required to hold the securities covering or securing the option until the option expires or is exercised.

The information provided above under "Purchasing Options" and "Writing Options" is applicable to exchange-traded options.

Over-the-Counter ("OTC") Options (CWVF International Equity, Calvert International Opportunities and Calvert Global Alternative Energy). Each of these underlying funds may invest in OTC options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and foreign currencies, and in a wider range of expiration dates and exercise prices, than are exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, the underlying fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the underlying fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If an underlying fund has written a covered call option and is unable to effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the segregated securities that secure the put to raise cash for other investment purposes so long as it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The information provided above under "Purchasing Options" and "Writing Options" is applicable to OTC options.

Futures Transactions. Each of these underlying funds may purchase and sell futures contracts, but only when, in the judgment of the Advisor and/or Subadvisor, such a position acts as a hedge. The underlying funds may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. Government obligations.

A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Many futures contracts by their terms require actual delivery and acceptance of securities, but some allow for cash settlement of the difference between the futures price and the market value of the underlying security or index at time of delivery. In most cases the contracts are closed out before the settlement date without making or taking delivery of securities. Upon buying or selling a futures contract, an underlying fund deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker. Payments of maintenance margin reflect changes in the value of the futures contract, with the underlying fund being obligated to make such payments if the security underlying the futures position becomes less valuable and entitled to receive such payments if the security underlying the futures position becomes more valuable.

The underlying funds can use these practices only for hedging purposes and not for speculation or leverage. If the Advisor and/or Subadvisor judge market conditions incorrectly or employ a strategy that does not correlate well with an underlying fund's investments, these techniques could result in a loss. These techniques may increase the volatility of an underlying fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

Calvert Social Index can use financial futures to increase or decrease its exposure to changing security prices. Futures contracts will be used only for the limited purpose of hedging the underlying fund's cash position; a futures contract may be purchased if the underlying fund has excess cash, until the underlying fund can invest in stocks replicating the Calvert Social Index. Similarly, if this underlying fund should receive a large redemption request, it could sell a futures contract to lessen the exposure to the market.

Futures contracts are designed by boards of trade which are designated "contracts markets" by the CFTC. As series of a registered investment company, the underlying funds are eligible for exclusion from the CFTC's definition of "commodity pool operator," meaning that the underlying funds may invest in futures contracts under specified conditions without registering with the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts.

Options on Futures Contracts.    Each underlying fund may purchase put or call options, write secured put options or write covered call options on futures contracts that the underlying fund could otherwise invest in and that are traded on a U.S. exchange or a board of trade.  These underlying funds may also enter into closing transactions with respect to such options to terminate an existing position.

Each underlying fund may only invest in options on futures contracts to hedge its portfolio securities or its available cash balance and not for speculation or leverage purposes.

The information provided above under "Purchasing Options" and "Writing Options" is applicable to options on futures contracts, except that references therein to securities should instead refer to futures contracts.

Foreign Currency Futures Transactions (CWVF International Equity, Calvert International Opportunities, Calvert Global Alternative Energy and Calvert Capital Accumulation). These underlying funds may use foreign currency futures contracts and options on such futures contracts. See also "--Foreign Currency Options". Through the purchase or sale of these contracts and options, the underlying fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost. See "Supplemental Information on Principal Investment Policies and Risks--Forward Foreign Currency Contracts."

Unlike forward foreign currency contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency contracts although actual liquidity and costs will vary based on the particular currency and market conditions at the time of the transaction.

Additional Risks of Options and Futures Contracts. If an underlying fund has sold futures or takes options positions to hedge against a decline in the market and the market later advances, the underlying fund may suffer a loss on the futures contracts or options which it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the futures contract or option may move more than or less than the price of the securities being hedged. Where an underlying fund has sold futures or taken options positions to hedge against a decline in the market, the price of the futures contract may advance and the value of the portfolio securities in the underlying fund may decline. If this were to occur, the underlying fund might lose money on the futures contracts or options and also experience a decline in the value of its portfolio securities.

The underlying funds can close out futures positions and options on futures in the secondary market only on an exchange or board of trade or with an OTC market maker. Although the underlying funds intend to purchase or sell only such futures, and purchase or write such options, for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular futures contract or option at any particular time. This might prevent the underlying funds from closing a futures position or an option on a futures contract, which could require an underlying fund to make daily margin payments in the event of adverse price movements. If an underlying fund cannot close out an option position, it may be required to exercise the option to realize any profit or the option may expire worthless.

Although some of the securities underlying an index future contract, an option on an index future contract or an option on an index may not necessarily meet the underlying fund's social criteria, any such hedge position taken by the underlying fund will not constitute a direct ownership interest in the underlying securities.

Swap Agreements (CSIF Bond, CSIF Equity and CSIF Enhanced Equity)

Each of these underlying funds may invest in swap agreements, which are derivatives that may be used to offset credit, interest rate, market, or other risks. The underlying funds will only enter into swap agreements for hedging purposes. The counterparty to any swap agreements must meet credit guidelines as determined by the Advisor and/or Subadvisor.

The use of swaps is a highly specialized activity that involves investment techniques, costs, and risks (particularly correlation risk) different from those associated with ordinary portfolio securities transactions. If the Advisor and/or Subadvisor is incorrect in its forecasts of market variables, the investment performance of the underlying fund may be less favorable than it would have been if this investment technique were not used.

Credit default swaps are one type of swap agreement that the CSIF Bond Portfolio may invest in. A credit default swap is an agreement between a protection buyer and a protection seller whereby the buyer makes regular fixed payments in return for a contingent payment by the seller upon either (i) the occurrence of an observable credit event that affects the issuer of a specified bond or (ii) a change in the credit spread of a specified bond. The contingent payment compensates the protection buyer for losses suffered as a result of the credit event. If the protection seller defaults on its obligation to make the payment, the Fund would bear the losses resulting from the credit event. The CSIF Bond Portfolio will only invest in credit default swaps for hedging purposes.

Lending Portfolio Securities (all underlying funds except Calvert Large Cap Growth, Calvert Small Cap Value and Calvert Mid Cap Value)

These underlying funds may lend portfolio securities to member firms of the New York Stock Exchange and commercial banks with assets of one billion dollars or more, provided the value of the securities loaned will not exceed 33 1/3% of assets. However, the underlying funds do not currently intend to lend their portfolio securities.

Any such loan must be secured continuously in the form of cash or cash equivalents such as U.S. Treasury bills. The amount of the collateral must on a current basis equal or exceed the market value of the loaned securities, and the underlying fund must be able to terminate any such loan upon notice at any time. The underlying fund will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities, including social responsibility matters.

The advantage of a securities loan is that the underlying fund continues to receive the equivalent of the interest earned or dividends paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral which may be invested in accordance with the underlying fund's investment objective, policies, and restrictions.

Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, the underlying funds will make loans of their portfolio securities only to those firms the Advisor and/or Subadvisor deem creditworthy and only on terms the Advisor and/or Subadvisor believes should compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the underlying fund. The underlying fund will recognize any gain or loss in the market value of the securities during the loan period. The underlying fund may pay reasonable custodial fees in connection with the loan.

Leverage (CWVF International Equity only)

To the extent that the underlying fund makes purchases of securities where borrowing exceeds 5% of the Fund's total assets, the underlying fund may engage in transactions which create leverage. See description of "Leverage" in "Supplemental Information on Principal Investment Policies and Risks."

U.S. Government-sponsored Obligations (CSIF Equity, CSIF Enhanced Equity and Calvert Social Index)

See description of "U.S. Government-Sponsored Obligations" in "Supplemental Information on Principal Investment Policies and Risks."

U.S. Government-backed Obligations (CSIF Equity, CSIF Enhanced Equity and Calvert Social Index)

See description of "U.S. Government-Backed Obligations" in "Supplemental Information on Principal Investment Policies and Risks."

Money Market Default Insurance (CSIF Money Market only)

This underlying fund has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by this underlying fund are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. The policy will expire in September 2008 unless it is renewed. While the policy is intended to provide some protection against credit risk and to help the underlying fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Charitable Contributions

On occasion, the underlying funds may make de minimis charitable contributions to groups intended to further the underlying fund's social purpose, including but not limited to educating investors about socially responsible investing.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

Each Fund has adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the affected Fund. When operating as a fund of funds, each Fund also looks through to the underlying funds to apply these fundamental investment restrictions. The underlying funds have the same fundamental investment restrictions, except as otherwise noted.

(1) No Fund may concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby, or for CSIF Money Market , domestic bank money market instruments); provided that, Calvert Global Alternative Energy Fund will invest more than 25% of its total assets in the alternative energy industry; and, provided further that, for Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Aggressive Allocation Fund, investments in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation, and that those Funds may invest up to 100% of their respective total assets in securities of investment companies in the Calvert Group of investment companies.

(2) No Fund may issue senior securities or borrow money, except from banks and through reverse repurchase agreements in an amount up to 33 1/3% of the value of a Fund's total assets (including the amount borrowed).

(3) No Fund may underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

(4) No Fund may invest directly in commodities or real estate, although a Fund may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages, and Calvert Large Cap Growth, Calvert Small Cap Value, and Calvert Mid Cap Value may invest in financial futures.

(5) No Fund may lend any security or make any loan, including engaging in repurchase agreements, if, as a result, more than 33 1/3% of the Fund's total assets would be loaned to other parties, except through the purchase of debt securities or other debt instruments.

Calvert Global Alternative Energy, Calvert Capital Accumulation and CSIF Bond are classified as non-diversified investment companies under the 1940 Act. Each other underlying fund is classified as a diversified investment company under the 1940 Act and may not make any investment inconsistent with such classification.

Under current law, a diversified investment company, with respect to 75% of its total assets, can invest no more than 5% of its total assets in the securities of any one issuer and may not acquire more than 10% of the voting securities of any issuer.

Under the interpretation of the staff of the Securities and Exchange Commission (the "SEC"), "concentrate" means to invest 25% or more of total assets in the securities of issuers primarily engaged in any one industry or group of industries.

Each underlying fund may invest up to 10% of its net assets in reverse repurchase agreements.

Under current law, each Fund may underwrite securities only in compliance with the conditions of Sections 10(f) and 12(c) of the 1940 Act and the rules thereunder wherein the Fund may underwrite securities to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in selling a portfolio security.

Nonfundamental Investment Restrictions

The Board of Trustees has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.

Except for the liquidity and borrowing restrictions, any investment restriction applicable to a Fund or an underlying fund that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

Each Fund may not:

    Invest for the purpose of exercising control over management of another issuer.

    Purchase illiquid securities if more than 15% of the value of that Fund's net assets would be invested in such securities.

    Enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Fund's net assets.

    Make any purchases of securities if borrowing exceeds 5% of its total assets.

When operating as a fund of funds, each Fund also looks through to the underlying funds to apply its nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the underlying fund's Board at any time without a shareholder vote. The nonfundamental investment restrictions of the underlying funds vary and are as follows:

CSIF Money Market may not:

(1) Purchase the obligations of foreign issuers (except foreign money market instruments that are U.S. dollar denominated).

(2) Purchase illiquid securities if more than 10% of the value of the Portfolio's net assets would be invested in such securities.

(3) Make short sales of securities or purchase any securities on margin.

(4) Write, purchase or sell puts, calls or combinations thereof.

(5) Enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of total assets. CSIF Money Market will not make any purchases of securities if borrowing exceeds 5% of its total assets.

(6) With respect to Fundamental Investment Restriction (2) regarding borrowing, in order to secure any permitted borrowings and reverse repurchase agreements, the Fund may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the Fund's total assets.

CSIF Equity and CSIF Bond may not:

(1) Under normal circumstances, invest less than 80% of its net assets in equities (CSIF Equity only).

(2) Under normal circumstances, invest less than 80% of its net assets in fixed income securities (CSIF Bond only).

(3) Purchase the obligations of foreign issuers if, as a result, such securities would exceed 25% of the value of the Portfolio's net assets.

(4) Purchase illiquid securities if more than 15% of the value of that Portfolio's net assets would be invested in such securities.

(5) Make short sales of securities or purchase any securities on margin except as provided with respect to options, futures contracts, and options on futures contracts.

(6) Enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Portfolio's net assets.

(7) Purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Portfolio, would exceed 5% of the Portfolio's total assets.

(8) Enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of a Fund's total assets. No Fund will make any purchases of securities if borrowing exceeds 5% of its total assets (15% of total assets for CSIF Bond).

(9) With respect to Fundamental Investment Restriction (2) regarding borrowing, in order to secure any permitted borrowings and reverse repurchase agreements, the Fund may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the Fund's total assets.

Note that CSIF Equity has no current intention of investing more than 10% of its net assets in non-investment grade debt securities.

CSIF Enhanced Equity may not:

(1) Under normal circumstances, invest less than 80% of its net assets in equities, and may not invest less than 65% of its total assets in stocks contained in the Russell 1000 Index.

(2) Purchase illiquid securities if more than 15% of the value of the Portfolio's net assets would be invested in such securities.

(3) Purchase debt securities (other than money market instruments).

(4) Make short sales of securities or purchase any securities on margin except as provided with respect to options, futures contracts and options on futures contracts.

(5) Enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Portfolio's net assets.

(6) Purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Portfolio, would exceed 5% of the Portfolio's total assets.

(7) Enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of the Portfolio's total assets. The Portfolio will not make any purchases of securities if borrowing exceeds 5% of its total assets.

(8) With respect to Fundamental Investment Restriction (2) regarding borrowing, in order to secure any permitted borrowings and reverse repurchase agreements, the Fund may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the Fund's total assets.

Calvert Social Index may not:

(1) Under normal circumstances, invest less than 95% of its net assets in stocks contained in the Calvert Social Index®.

(2) Purchase the obligations of foreign issuers, if as a result, foreign securities would exceed 5% of the value of the Fund's net assets.

(3) Purchase illiquid securities if more than 15% of the value of the Fund's net assets would be invested in such securities.

(4) Purchase debt securities (other than money market instruments or high social impact investments).

(5) Enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Fund's net assets.

(6) Purchase put or call options.

(7) Enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of the Fund's total assets. The Fund will not make any purchases of securities if borrowing exceeds 5% of its total assets.

(8) With respect to Fundamental Investment Restriction (2) regarding borrowing, in order to secure any permitted borrowings and reverse repurchase agreements, the Fund may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the Fund's total assets.

Calvert Large Cap Growth, Calvert Small Cap Value and Calvert Mid Cap Value:

(1) Under normal circumstances, the Fund will invest at least 80% of its net assets in large-cap companies (Calvert Large Cap Growth only).

(2) Under normal circumstances, the Fund will invest at least 80% of its net assets in small cap companies (Calvert Small Cap Value only).

(3) Under normal circumstances, the Fund will invest at least 80% of its net assets in mid-cap companies (Calvert Mid Cap Value only).

(4) The Funds may not purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

(5) The Funds may not make short sales of securities or maintain a short position if such sales or positions exceed 20% of total assets under management.

(6) A Fund may not enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Fund's net assets.

(7) A Fund may not invest in options or futures on individual commodities if the aggregate initial margins and premiums required to establish such positions exceed 2% of the Fund's net assets.

(8) A Fund may not invest more than 5% of the value of its net assets in warrants (included in that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange).

(9) A Fund may not purchase illiquid securities if at least 15% of the value of the Fund's net assets would be invested in such securities.

(10) A Fund may not enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of the Fund's total assets. Each Fund will not make any purchases of securities if borrowing exceeds 5% of its total assets.

(11) A Fund may not purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Fund, would exceed 5% of the Fund's total assets.

(12) A Fund may not purchase the obligations of foreign issuers, if as a result, foreign securities would exceed 25% of the value of the Fund's net assets.

(13) The Funds may not purchase or retain securities issued by investment companies for the purpose of exercising control. (Calvert Small Cap Value and Calvert Mid Cap Value only)

(14) With respect to Fundamental Investment Restriction (2) regarding borrowing, in order to secure any permitted borrowings and reverse repurchase agreements, the Fund may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the Fund's total assets.

Note that with respect to the investment restriction on short sales, the funds have no current intention of making short sales or maintaining short positions.

Calvert New Vision Small Cap:

(1) The Fund will invest, under normal circumstances, at least 80% of its net assets in small-cap companies.

(2) The Fund will not make any purchases of securities if borrowing exceeds 5% of total assets.

(3) The Fund may not invest, in the aggregate, more than 15% of its net assets in illiquid securities.

(4) The Fund may not make short sales of securities or purchase any securities on margin except as provided with respect to options, futures contracts and options on futures contracts.

(5) The Fund may not enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Fund's net assets.

(6) The Fund may not purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Fund, would exceed 5% of the Fund's total assets.

(7) The Fund may not invest more than 35% of its total assets in cash or cash equivalents.

(8) With respect to Fundamental Investment Restriction (2) regarding borrowing, in order to secure any permitted borrowings and reverse repurchase agreements, the Fund may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the Fund's total assets.

Calvert Capital Accumulation and CWVF International Equity:

(1) The Funds may not enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of the Fund's total assets. CWVF International Equity will not make any purchases of securities if borrowing exceeds 15% of total assets of the Fund. Calvert Capital Accumulation will not make any purchases of securities if borrowing exceeds 5% of total assets of the Fund.

(2) Neither Fund may invest more than 15% of its net assets in illiquid securities. CWVF International Equity may buy and sell securities outside the U.S. that are not registered with the SEC or marketable in the U.S.

(3) The Funds may not make short sales of securities or purchase any securities on margin except as provided with respect to options, futures contracts, and options on futures contracts.

(4) The Funds may not enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Fund's net assets.

(5) The Funds may not purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Fund, would exceed 5% of the Fund's total assets.

(6) CWVF International Equity may not write, purchase or sell puts, calls or combinations thereof except that CWVF International Equity may (a) write exchange-traded covered call options on portfolio securities and enter into closing purchase transactions with respect to such options, and the Fund may write exchange-traded covered call options on foreign currencies and secured put options on securities and foreign currencies and write covered call and secured put options on securities and foreign currencies traded over the counter, and enter into closing purchase transactions with respect to such options, and (b) purchase exchange-traded call options and put options and purchase call and put options traded over the counter, provided that the premiums on all outstanding call and put options do not exceed 5% of its total assets, and enter into closing sale transactions with respect to such options.

(7) CWVF International Equity will, under normal circumstances, invest at least 80% of its net assets in equity securities of foreign companies.

(8) CWVF International Equity may not invest in securities of U.S. issuers if more than 5% of the value of the Fund's net assets would be invested in such securities, excluding Special Equities and High Social Impact Investments.

(9) CWVF International Equity may, under normal circumstances, from time to time, have more than 25% of its assets invested in any major industrial or developed country which in the view of the Subadvisor poses no unique investment risk. The Subadvisor considers an investment in a given foreign country to have "no unique investment risk" if the Fund's investment in that country is not disproportionate to the relative size of the country's market versus the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) or World Index or other comparable index, and if the capital markets in that country are mature, and of sufficient liquidity and depth.

(10) CWVF International Equity may invest up to 30% of its net assets in developing countries.

(11) CWVF International Equity, under normal circumstances, will invest at least 1% of its net assets in investments in Africa.

(12) Calvert Capital Accumulation may not purchase the obligations of foreign issuers if, as a result, such securities would exceed 25% of the value of the Fund's net assets.

(13) With respect to Fundamental Investment Restriction (3) regarding borrowing, in order to secure any permitted borrowings and reverse repurchase agreements, the Funds may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the Fund's total assets.

Calvert International Opportunities:

(1) The Fund may not enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of the Fund's total assets. The Fund will not make any purchases of securities if borrowing exceeds 5% of total assets of the Fund.

(2) The Fund may not invest more than 15% of its net assets in illiquid securities. The Fund may buy and sell securities outside the U.S. that are not registered with the SEC or marketable in the U.S.

(3) The Fund may not make short sales of securities or purchase any securities on margin except as provided with respect to options, futures contracts, and options on futures contracts.

(4) The Fund may not enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Fund's net assets.

(5) The Fund may not purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Fund, would exceed 5% of the Fund's total assets.

(6) The Fund may not write, purchase or sell puts, calls or combinations thereof except that the Fund may (a) write exchange-traded covered call options on portfolio securities and enter into closing purchase transactions with respect to such options, and the Fund may write exchange-traded covered call options on foreign currencies and secured put options on securities and foreign currencies and write covered call and secured put options on securities and foreign currencies traded over the counter, and enter into closing purchase transactions with respect to such options, and (b) purchase exchange-traded call options and put options and purchase call and put options traded over the counter, provided that the premiums on all outstanding call and put options do not exceed 5% of its total assets, and enter into closing sale transactions with respect to such options.

(7) The Fund may not invest in securities of U.S. issuers if more than 10% of the value of the Fund's net assets would be invested in such securities, excluding Special Equities and High Social Impact Investments.

(8) The Fund may invest up to 20% of its assets in developing countries.

(9) With respect to Fundamental Investment Restriction (3) regarding borrowing, in order to secure any permitted borrowings and reverse repurchase agreements, the Fund may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the Fund's total assets.

(10) The Fund may not purchase or retain securities issued by companies for the purpose of exercising control.

Calvert Global Alternative Energy:

(1) The Fund may not enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of the Fund's total assets. The Fund will not make any purchases of securities if borrowing exceeds 5% of total assets of the Fund.

(2) The Fund may not invest more than 15% of its net assets in illiquid securities. The Fund may buy and sell securities outside the U.S. that are not registered with the SEC or marketable in the U.S.

(3) The Fund may not make short sales of securities or purchase any securities on margin except as provided with respect to options, futures contracts, and options on future contracts.

(4) The Fund may not enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Fund's net assets.

(5) The Fund may not purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Fund, would exceed 5% of the Fund's total assets.

(6) The Fund may not write, purchase or sell puts, calls or combinations thereof except that the Fund may (a) write exchange-traded covered call options on portfolio securities and enter into closing purchase transactions with respect to such options, and the Fund may write exchange-traded covered call options on foreign currencies and secured put options on securities and foreign currencies and write covered call and secured put options on securities and foreign currencies traded over the counter, and enter into closing purchase transactions with respect to such options, and (b) purchase exchange-traded call options and put options and purchase call and put options traded over the counter, provided that the premiums on all outstanding call and put options do not exceed 5% of its total assets, and enter into closing sale transactions with respect to such options.

(7) With respect to Fundamental Investment Restriction (2) regarding borrowing, in order to secure any permitted borrowings and reverse repurchase agreements, the Fund may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the Fund's total assets.

(8) The Fund may not purchase or retain securities issued by companies for the purpose of exercising control.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If for any reason a Fund should fail to qualify, it would be taxed as a corporation at the Fund level, rather than passing through its income and gains to shareholders. Distributions of realized net capital gains, if any, are normally paid once a year; however, the Funds do not intend to make any such distributions unless available capital loss carryovers, if any, have been used or have expired. Capital loss carry forwards as of September 30, 2007, were as follows:

Calvert Conservative Allocation Fund	$0
Calvert Moderate Allocation Fund	$0
Calvert Aggressive Allocation Fund	$0

Generally, dividends (including short-term capital gains) and distributions are taxable to the shareholder in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared.

The Funds are required to withhold 28% of any reportable dividends and long-term capital gain distributions paid and 28% of each reportable redemption transaction occurring if: (a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on dividends, not on redemptions); or (c) the Funds are notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.

In addition, the Funds are required to report to the Internal Revenue Service the following information with respect to each redemption transaction occurring in the Funds: (a) the shareholder's name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) the Fund's identifying CUSIP number.

Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S.-registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; and foreign central banks of issue. Non-resident aliens, certain foreign partnerships, and foreign corporations are generally not subject to either requirement but may instead be subject to withholding under sections 1441 or 1442 of the Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Funds for further information.

Dividends paid by a Fund may be eligible for the dividends received deduction available to corporate taxpayers. Corporate taxpayers requiring this information may contact Calvert. In addition, for individual investors who meet certain holding period requirements, some dividends may be identified as "qualified dividend income" and be eligible for the reduced federal tax rate.

NET ASSET VALUE

The public offering price of the shares of each Fund is the respective net asset value per share (plus, for Class A shares, the applicable sales charge). The net asset value per share of each Fund is determined by dividing the total net assets (the value of its assets net of liabilities, including accrued expenses and fees) by the number of shares of the Fund outstanding. Expenses are accrued daily, including the investment advisory fee. The net asset values of the Funds fluctuate based on the respective market value of that Fund's investments. The net asset value per share of each Fund is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds do not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In calculating net asset value, the Funds follow standard industry practice by recording security transactions and their valuations on the business day following the security transaction trade date. This practice is known as "trade date plus one" or "T + 1 accounting". Thus, changes in holdings of portfolio securities are reflected in the first calculation of net asset value on the first business day following the trade date, as permitted by applicable law. Security transactions for money market instruments are recorded on the trade date.

Below is a specimen price-make-up sheet showing how the Funds calculate the total offering price per share.

Net Asset Value and Offering Price Per Share, as of September 30, 2007
Calvert Conservative Allocation Fund
Class A net asset value per share
($12,265,057/745,463 shares)	$16.45
Maximum sales charge, Class A
(4.75% of offering price)	$0.82
Offering price per share, Class A	$17.27

Class C net asset value and offering price per share
($4,035,958/246,021 shares)	$16.40

Calvert Moderate Allocation Fund
Class A net asset value per share
($71,745,921/3,919,579 shares)	$18.30
Maximum sales charge, Class A
(4.75% of offering price)	$0.91
Offering price per share, Class A	$19.21

Class C net asset value and offering price per share
($17,564,151/967,154 shares)	$18.16

Calvert Aggressive Allocation Fund
Class A net asset value per share
($44,004,076/2,316,116 shares)	$19.00
Maximum sales charge, Class A
(4.75% of offering price)	$0.95
Offering price per share, Class A	$19.95

Class C net asset value and offering price per share
($7,604,900/408,200 shares)	$18.63

Class I shares for the Calvert Moderate Allocation Fund and the Calvert Aggressive Allocation Fund have an inception date of January 31, 2008 (after the September 30, 2007 fiscal year end), so no net asset value or offering price per share is provided.

CALCULATION OF TOTAL RETURN

The Funds may each advertise "total return." Total return is calculated separately for each class. Total return differs from yield in that yield figures measure only the income component of a Fund's investments, while total return includes not only the effect of income dividends but also any change in net asset value, or principal amount, during the stated period. Total return is computed by taking the total number of shares purchased by a hypothetical $1,000 investment after deducting any applicable sales charge, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period, and dividing the result by the initial $1,000 investment. Note: "Total Return" as quoted in the Financial Highlights section of the Fund's Prospectus and Annual Report to Shareholders, however, per SEC instructions, does not reflect deduction of the sales charge, and corresponds to "return without maximum load" (or "w/o max load" or "at NAV") as referred to herein. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period. Total return before taxes is computed according to the following formula:

P(1 + T)n = ERV

where P = a hypothetical initial payment of $1,000; T = total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

Total return after taxes on distributions is computed according to the following formula:

P(1 + T)n = ATVD

where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distribution); n = number of years, and ATVD = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions but not after taxes on redemption.

Total return after taxes on distributions and sale of fund shares is computed according to the following formula:

P(1 + T)n = ATVDR

where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions and redemption); n = number of years and ATVDR = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions and redemption.

Total return is historical in nature and is not intended to indicate future performance. All total return quotations, including returns after taxes, reflect the deduction of the Fund's maximum sales charge ("return with maximum load"), except quotations of "return without maximum load" (or "without CDSC" or "at NAV") which do not deduct a sales charge. Return without maximum load, which will be higher than total return, should be considered only by investors, such as participants in certain pension plans, to whom the sales charge does not apply, or for purposes of comparison only with comparable figures which also do not reflect sales charges, such as Lipper averages. Thus, in the formula above, for return without maximum load, P = the entire $1,000 hypothetical initial investment and does not reflect the deduction of any sales charge; for return with maximum load, P = a hypothetical initial investment of $1,000 less any sales charge actually imposed at the beginning of the period for which the performance is being calculated. Class I shares do not have a sales charge.

In the table below, after-tax returns are shown only for Class A Shares of each Fund. Class I shares are not shown for the Calvert Moderate Allocation Fund and the Calvert Aggressive Allocation Fund because they have an inception date of January 31, 2008 (after the September 30, 2007 fiscal year end). Returns for each Fund's shares (other than the Class I shares) for the periods indicated are as follows:

Calvert Conservative Allocation Fund:
Before Taxes

Periods Ended	Class A		Class C
September 30, 2007	Total Return		Total Return
	With	Without	With	Without
	Maximum Load		CDSC
One Year	3.12%	8.27%	5.67%	6.67%
From Inception[1]	4.92%	7.06%	5.75%	5.75%

Calvert Conservative Allocation Fund:
After Taxes on Distributions
Periods Ended	Class A
September 30, 2007	Total Return
With Maximum Load
One Year	1.90%
From Inception[1]	3.92%

Calvert Conservative Allocation Fund:
After Taxes on Distributions and Sale of Fund Shares
Periods Ended	Class A
September 30, 2007	Total Return
With Maximum Load
One Year	2.22%
From Inception[1]	3.66%

Calvert Moderate Allocation Fund:
Before Taxes

Periods Ended	Class A		Class C
September 30, 2007	Total Return		Total Return
	With	Without	With	Without
	Maximum Load		CDSC
One Year	6.15%	11.46%	9.69%	10.69%
From Inception[1]	7.96%	10.17%	9.17%	9.17%

Calvert Moderate Allocation Fund:
After Taxes on Distributions
Periods Ended	Class A
September 30, 2007	Total Return
With Maximum Load
One Year	5.51%
From Inception[1]	7.51%

Calvert Moderate Allocation Fund:
After Taxes on Distributions and Sale of Fund Shares
Periods Ended	Class A
September 30, 2007	Total Return
With Maximum Load
One Year	4.22%
From Inception[1]	6.59%

Calvert Aggressive Allocation Fund:
Before Taxes

Periods Ended	Class A		Class C
September 30, 2007	Total Return		Total Return
	With	Without	With	Without
	Maximum Load		CDSC
One Year	8.78%	14.18%	11.56%	12.56%
From Inception[2]	9.64%	12.05%	10.71%	10.71%

Calvert Aggressive Allocation Fund:
After Taxes on Distributions
Periods Ended	Class A
September 30, 2007	Total Return
With Maximum Load
One Year	8.41%
From Inception[2]	9.40%

Calvert Aggressive Allocation Fund:
After Taxes on Distributions and Sale of Fund Shares
Periods Ended	Class A
September 30, 2007	Total Return
With Maximum Load
One Year	5.94%
From Inception[2]	8.16%

1    April 29, 2005

2    June 30, 2005

Total return, like net asset value per share, fluctuates in response to changes in market conditions. Total Return for any particular time period should not be considered an indication of future return.

PURCHASE AND REDEMPTION OF SHARES

Each Fund has authorized one or more broker/dealers to receive on its behalf purchase and redemption orders. Such broker/dealers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker/dealer, or if applicable, a broker/dealer's authorized designee, receives the order in good order. The customer orders will be priced at the Fund's Net Asset Value next computed after they are received by an authorized broker/dealer or the broker/dealer's authorized designee.

The Funds have no arrangement with any person to permit frequent purchases and redemptions of Fund shares.

Share certificates will not be issued unless requested in writing by the investor. If share certificates have been issued, then the certificate must be delivered to the Fund's transfer agent with any redemption request. This could result in delays. If the certificates have been lost, the shareholder will have to pay to post an indemnity bond in case the original certificates are later presented by another person. No certificates will be issued for fractional shares.

Each Fund has filed a notice of election under Rule 18f-1 with the SEC. The notice states that the Fund may honor redemptions that, during any 90-day period, exceed $250,000 or 1% of the net asset value of the Fund, whichever is less, by redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash.) The notice of election is irrevocable while Rule 18f-1 is in effect unless the SEC permits the withdrawal of such notice.

See the prospectus for additional details on purchases and redemptions.

TRUSTEES AND OFFICERS

The Board of Trustees supervises the respective Fund's activities and reviews its contracts with companies that provide it with services. Business information is provided below about the Trustees. "Disinterested" Trustees refers to those Trustees who are not interested persons as that term is defined in the 1940 Act and the rules thereunder.
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES
REBECCA ADAMSON AGE: 58	Trustee	1989	President of the national non-profit, First People's Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People's Worldwide is the only American Indian alternative development institute in the country.	16	Mashantucket Pequot Endowment Bay and Paul Foundation
RICHARD L. BAIRD, JR. AGE: 59	Trustee	1982	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	28	Auburn Seminary Faith Center for Community Development FoodChange
FREDERICK A. DAVIE, JR. AGE: 51	Trustee	2001	Vice President of Public/Private Ventures since June, 2001. He was formerly Program Officer for the Ford Foundation and prior to that he served as Deputy Borough President for the Borough of Manhattan.	16	Auburn Seminary Faith Center for Community Development FoodChange
JOHN GUFFEY, JR. AGE: 59	Trustee	1982	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	28	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 45	Trustee	2005	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	16	Bridgeway Funds (14)
JOY V. JONES AGE: 57	Trustee	1990	Attorney and entertainment manager in New York City.	16	Director, The Twenty-First Century Foundation
TERRENCE J. MOLLNER, Ed.D. AGE: 63	Trustee	1982	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.	16	United Way of Hampshire County Calvert Social Investment Foundation Ben & Jerry's Homemade, Inc. ArtNOW, Inc. Fourth Sector Network, Inc.
SYDNEY AMARA MORRIS AGE: 58	Trustee	1982	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. She previously served as Senior Minister of the Unitarian Church of Vancouver and as Minister of the Unitarian-Universalist Fellowship of Ames, IA. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Unitarian-Universalist Committee on Socially Responsible Investing.	16
RUSTUM ROY AGE: 83	Trustee	2005 2005	Evan Pugh Professor of Solid State and of Geo-chemistry Emeritus, at Pennsylvania State University, Distinguished Professor of materials, Arizona State University, & visiting Professor of Medicine, University of Arizona.	16	Chairperson, Friends of Health Chairperson, Campaign for Better Health
TESSA TENNANT AGE: 48	Trustee	2005 2005	Executive Chair, The ICE Organization, UK and former Chair and founder of ASrIA Ltd. Director of ASrIA Ltd., a not-for-profit membership organization for Socially Responsible Investing (SRI), serving the Asia Pacific region. Previously, Ms. Tennant served as Head of SRI Policy for Henderson Investors, U.K. and Head of Green and Ethical Investing for National Provident Investment Managers Ltd. Initially, Ms. Tennant headed the Environmental Research Unit of Jupiter Tyndall Merlin Ltd., and served as Director of Jupiter Tyndall Merlin investment managers.	16	ASrIA Ltd.
INTERESTED TRUSTEES
BARBARA J. KRUMSIEK* AGE: 55	Trustee & Senior Vice President	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	41	Calvert Social Investment Foundation Pepco Holdings, Inc.
D. WAYNE SILBY, Esq.* AGE: 59	Trustee, Chair & President	1982	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	28	UNIFI Mutual Holding Company Calvert Social Investment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The ICE Organization
OFFICERS
KAREN BECKER AGE: 55	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 49	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. AGE: 39	Vice President	2004

Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, Inc., investment advisor to the Funds.

TRACI L. GOLDT AGE: 34	Assistant Vice President & Assistant Secretary	1996	Executive Assistant to General Counsel, Calvert Group, Ltd.
DANIEL K. HAYES AGE: 57	Assistant Secretary	2004	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 43	Vice President	2004	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 37	Vice President	1996	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 51	Assistant Treasurer	2000	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2002

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL, Esq. AGE: 55	Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 40	Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 51	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 60	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 55	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 46	Fund Controller	1999	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

*Ms. Krumsiek is an interested person of the Funds since she is an Officer and Director of each Fund's Advisor and its affiliates. Mr. Silby is an interested person of the Funds since he is a Director of the parent company of each Fund's Advisor.

The address of the Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, with the exception of Mr. Silby, whose address is 1715 18th Street, N.W., Washington, DC 20009. Trustees and Officers as a group own less than 1% of any class of each Fund's outstanding shares.

The Board of Trustees has the following standing Committees:

    Governance Committee -- Addresses matters of fund governance, including policies on Trustee compensation and on Board and Committee structure and responsibilities; the functions of the Governance Committee of each Board also include those of a Nominating Committee, e.g., initiation and consideration of nominations for the appointment or election of disinterested Trustees of the Board. These matters were addressed in meetings held four times in the past fiscal year. The current members of this Committee are Ms. Adamson, Rev. Morris and Mr. Davie.

    Audit Committee -- Approves and recommends to the Board independent public accountants to conduct the annual audit of each Fund's financial statements; reviews with the independent public accountants the outline, scope, and results of the annual audit; and reviews the performance and fees charged by the independent public accountants for professional services. In addition, the Audit Committee meets with each Fund's independent public accountants and representatives of Fund management to review accounting activities and areas of financial reporting and control. It met five times in the past fiscal year. The current members of this Committee are Ms. Jones and Messrs. Harper and Mollner.

    Social Committee -- Addresses matters relating to the Funds' social screening process. This Committee was created in December 2007 and therefore did not meet in the past fiscal year. The current members of this Committee are Mesdames Jones, Tennant and Krumsiek.

    Investment Performance Oversight Committee -- Oversees the Funds' investment performance including the performance of the Funds' sub-advisors, and the Funds' High Social Impact Investments program. A Special Equities Sub-Committee of this Committee oversees the Special Equities program, including review, selection and fair valuation of the social venture capital investments. The Investment Performance Oversight Committee was created in December 2007 and therefore did not meet in the past fiscal year. The current members of this Committee are Ms. Krumsiek (ex officio) and Messrs. Baird, Guffey, Roy and Silby.

The Board of Trustees of the Funds has retained Lipper Analytical Services, Inc. to provide the Board with an independent analysis of investment performance and expenses for each Fund, in connection with the Board's annual consideration of the renewal of the Funds' investment advisory, subadvisory and underwriting agreements, as required by section 15(c) of the 1940 Act.

The Trustees owned shares in the Funds and in all other Calvert Funds for which they serve on the Board, in the following amounts as of December 31, 2007:

Calvert Conservative Allocation Fund
	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Calvert Family of Funds

Name of Trustee

Disinterested Trustees
Rebecca Adamson	None	>$100,000
Richard L. Baird, Jr.	None	>$100,000
Frederick A. Davie, Jr.	None	$50,001-$100,000
John G. Guffey, Jr.	$10,001-$50,000	>$100,000
Miles Douglas Harper, III	None	>$100,000
Joy V. Jones	None	>$100,000
Terrence J. Mollner Ed.D.	None	$50,001-$100,000
Sydney Amara Morris	None	$50,001-$100,000
Rustum Roy	None	>$100,000
Tessa Tennant	None	>$100,000
Interested Trustees
Barbara J. Krumsiek	None	>$100,000
D. Wayne Silby, Esq.	None	>$100,000

Calvert Moderate Allocation Fund
	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Calvert Family of Funds

Name of Trustee

Disinterested Trustees
Rebecca Adamson	None	>$100,000
Richard L. Baird, Jr.	None	>$100,000
Frederick A. Davie, Jr.	None	$50,001-$100,000
John G. Guffey, Jr.	None	>$100,000
Miles Douglas Harper, III	None	>$100,000
Joy V. Jones	None	>$100,000
Terrence J. Mollner Ed.D.	None	$50,001-$100,000
Sydney Amara Morris	None	$50,001-$100,000
Rustum Roy	None	>$100,000
Tessa Tennant	None	>$100,000
Interested Trustees
Barbara J. Krumsiek	None	>$100,000
D. Wayne Silby, Esq.	None	>$100,000

Calvert Aggressive Allocation Fund
	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Calvert Family of Funds

Name of Trustee

Disinterested Trustees
Rebecca Adamson	None	>$100,000
Richard L. Baird, Jr.	None	>$100,000
Frederick A. Davie, Jr.	None	$50,001-$100,000
John G. Guffey, Jr.	None	>$100,000
Miles Douglas Harper, III	None	>$100,000
Joy V. Jones	None	>$100,000
Terrence J. Mollner Ed.D.	None	$50,001-$100,000
Sydney Amara Morris	None	$50,001-$100,000
Rustum Roy	None	>$100,000
Tessa Tennant	None	>$100,000
Interested Trustees
Barbara J. Krumsiek	None	>$100,000
D. Wayne Silby, Esq.	None	>$100,000

Trustees not affiliated with the Advisor may elect to defer receipt of all or a percentage of their fees and deem such deferred amounts to be invested in any fund in the Calvert Family of Funds through the Trustees' Deferred Compensation Plan. Management believes this will have a negligible effect on each Fund's assets, liabilities, net assets, and net income per share.

Trustee Compensation Table
Calvert Social Investment Fund

The following table (unaudited numbers) sets forth information describing the compensation of each Trustee for his/her services to the Funds for each Fund's most recent fiscal year ended September 30, 2007 and to all of the portfolios in the Fund Complex. Each portfolio within the Calvert Social Investment Fund is responsible for a proportionate share of these payments.

Name of Person, Position	Aggregate Compensation From Funds (Includes Pension or Retirement Benefits)	Pension or Retirement Benefits Accrued As Part of Funds' Expenses	Total Compensation From Funds and Fund Complex Paid to Trustees***
Rebecca Adamson** (Trustee)	$25,620	$9,487	$48,000
Richard L. Baird, Jr.** (Trustee)	$26,152	$13,076	$101,250
Frederick A. Davie, Jr. (Trustee)	$30,370	$13,077	$57,000
John Guffey, Jr.** (Trustee)	$25,620	$8,773	$92,000
Miles Douglas Harper, III** (Trustee)	$24,516	$24,516	$46,000
Joy V. Jones** (Trustee)	$26,684	$6,457	$50,000
Terrence J. Mollner, Ed.D** (Trustee)	$26,152	$0	$49,000
Sydney Amara Morris (Trustee)	$26,152	$656	$49,000
Rustum Roy (Trustee)	$25,620	$0	$48,000
Tessa Tennant** (Trustee)	$25,620	$0	$48,000
Barbara J. Krumsiek* (Trustee & President)	$0	$0	$0
D. Wayne Silby, Esq.*,** (Trustee & Chair)	$25,049	$18,786	$91,750

*Ms. Krumsiek is an interested person of the Funds since she is an Officer and Director of the Advisor and its affiliates. Mr. Silby is an interested person of the Funds since he is a Director of the parent company of the Advisor.

**Ms. Adamson, Ms. Jones and Ms. Tennant and Messrs. Baird, Guffey, Harper, Mollner and Silby have chosen to defer a portion of their compensation. As of September 30, 2007, total deferred compensation for service on all applicable Calvert Fund Boards, including dividends and capital appreciation, was $198,302; $345,421; $213,212; $181,372; $305,208; $158,982; $58,686; and $500,615; for each of them, respectively.

***As of September 30, 2007, the Fund Complex consisted of forty-one (41) Funds.

INVESTMENT ADVISOR

The Funds' Investment Advisor is Calvert Asset Management Company, Inc., a subsidiary of Calvert Group Ltd., which is a subsidiary of UNIFI Mutual Holding Company. Under the Investment Advisory Agreement with respect to the Funds, the Advisor provides investment advice to the Funds and oversees the day-to-day operations, subject to the supervision and direction of the Board of Trustees. The Advisor provides the Funds with investment supervision and management, and office space; furnishes executive and other personnel to the Funds; and pays the salaries and fees of all Trustees who are employees of the Advisor or its affiliates. The Funds pay all their other respective administrative and operating expenses, including: custodial, registrar, dividend disbursing and transfer agency fees; administrative service fees; federal and state securities registration fees; salaries, fees and expenses of Trustees, executive officers and employees of the Funds, who are not employees of the Advisor or of its affiliates; insurance premiums; trade association dues; legal and audit fees; interest, taxes and other business fees; expenses of printing and mailing reports, notices, prospectuses, and proxy material to shareholders; annual shareholders' meeting expenses; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities. As explained in the prospectus fee table footnotes, the Funds have an expense offset arrangement with the custodian bank whereby the custodian fees may be paid indirectly by credits on the Funds' uninvested cash balances. These credits are used to reduce Fund expenses. In those Funds where the total annual fund operating expenses are subject to a contractual expense limitation, the Advisor could be deemed to have an incentive to leave greater balances at the custodian, since it receives the benefit of any expense offset credit. The Funds' Board of Trustees/Directors periodically review and evaluate the expense offset arrangement.

Under the Investment Advisory Agreement, the Advisor receives no fee for providing investment advisory services to the Funds. The Advisor reserves the right to (i) waive all or a part of any fee; (ii) reimburse a Fund for expenses; and (iii) pay broker-dealers in consideration of their promotional or administrative services.

PORTFOLIO MANAGER DISCLOSURE

Additional information about each Fund's Portfolio Manager, identified in the Prospectus of the Fund, is provided below.

A. Other Accounts Managed by Portfolio Manager of the Funds

The following Portfolio Manager of the Funds is also primarily responsible for day-to-day management of the portfolios of the other accounts indicated below. This information includes accounts managed by any group that includes the identified Portfolio Manager. The "Other Accounts" category includes accounts managed in the Portfolio Manager's personal as well as professional capacities.

John P. Nichols

Calvert Asset Management Company, Inc.

Calvert Conservative Allocation Fund
Accounts Managed other than Calvert Conservative Allocation Fund as of October 26, 2007	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	4	5	0
Total Assets in Other Accounts Managed	$1,215,884,882	$60,474,485	$0
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

Calvert Moderate Allocation Fund
Accounts Managed other than Calvert Moderate Allocation Fund as of October 26, 2007	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	4	5	0
Total Assets in Other Accounts Managed	$1,142,854,837	$60,474,485	$0
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

Calvert Aggressive Allocation Fund
Accounts Managed other than Calvert Aggressive Allocation Fund as of October 26, 2007	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	4	5	0
Total Assets in Other Accounts Managed	$1,180,562,398	$60,474,485	$0
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

B. Potential Conflicts of Interest in Managing the Funds and Other Accounts

The following describes material conflicts of interest, which may potentially arise in connection with the management of a Fund's investments by the Portfolio Manager and that individual's simultaneous management of the investments of any other accounts listed in this SAI. See "Other Accounts Managed by Portfolio Manager of the Funds" above.

John P. Nichols

Calvert Asset Management Company, Inc.:

Because the Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those potential conflicts include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities, and such potential conflicts exist regarding management of the Funds and the underlying funds. The Portfolio Managers for the Funds and the underlying funds are aware of and abide by their trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. The Funds and the underlying funds rely on a pro rata allocation methodology that considers such factors as account size, investment objective, holdings, suitability and availability of cash for investment. In addition, performance dispersion among accounts employing similar investment strategy but with different fee structures is periodically examined by the Advisor to ensure that any material divergence in expected performance is adequately explained by differences in the investment guidelines and timing of cash flows. Furthermore, because each Fund is a fund of funds that intends to invest exclusively in shares of underlying Calvert Funds, which are sold on a continuous basis, the Advisor does not anticipate conflicts with respect to the fair allocation of investment opportunities for the Funds.

  Compensation of Portfolio Manager of the Funds

Set forth below are the structure of and method used to determine (1) the cash and non-cash compensation received by the Portfolio Manager from the Funds, the Advisor of the Funds, or any other sources with respect to management of the Funds, and (2) the cash and non-cash compensation received by the Portfolio Manager from any other accounts listed in this SAI. See "Other Accounts Managed by Portfolio Manager of the Funds" above.

John P. Nichols

Calvert Asset Management Company, Inc.:
Compensation with Respect to Management of Calvert Conservative Allocation Fund and Other Accounts as of October 26, 2007
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary (cash)	Calvert	Fixed annually. Based on experience and responsibilities. Competitive with industry peers / standards.
Bonus (cash)	Calvert

Paid annually. Based on quantitative formula linked to long- and short-term corporate financial performance (i.e., net earnings) of Calvert Group, Ltd., parent of the Advisor; and long- and short-term performance of Funds overseen, relative to Fund benchmarks. Also based on qualitative factors, such as the ability to work well with other members of the investment team.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

Compensation with Respect to Management of Calvert Moderate Allocation Fund and Other Accounts as of October 26, 2007
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary (cash)	Calvert	Fixed annually. Based on experience and responsibilities. Competitive with industry peers / standards.
Bonus (cash)	Calvert

Paid annually. Based on quantitative formula linked to long- and short-term corporate financial performance (i.e., net earnings) of Calvert Group, Ltd., parent of the Advisor; and long- and short-term performance of Funds overseen, relative to Fund benchmarks. Also based on qualitative factors, such as the ability to work well with other members of the investment team.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

Compensation with Respect to Management of Calvert Aggressive Allocation Fund and Other Accounts as of October 26, 2007
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary (cash)	Calvert	Fixed annually. Based on experience and responsibilities. Competitive with industry peers / standards.
Bonus (cash)	Calvert

Paid annually. Based on quantitative formula linked to long- and short-term corporate financial performance (i.e., net earnings) of Calvert Group, Ltd., parent of the Advisor; and long- and short-term performance of Funds overseen, relative to Fund benchmarks. Also based on qualitative factors, such as the ability to work well with other members of the investment team.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

D. Securities Ownership of the Portfolio Manager of the Funds

With respect to the Portfolio Manager identified in the Prospectus, the following information sets forth the Portfolio Manager's beneficial ownership of securities as of September 30, 2007 in the Funds. The securities were valued as of September 30, 2007. (Specified ranges: none; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000.)
Fund	Firm	Name of Portfolio Manager	Fund Ownership

Calvert Conservative Allocation Fund	Calvert	John P. Nichols	None

Calvert Moderate Allocation Fund	Calvert	John P. Nichols	None

Calvert Aggressive Allocation Fund	Calvert	John P. Nichols	None

ADMINISTRATIVE SERVICES AGENT

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, has been retained by each Fund to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports. For providing such services, CASC receives an annual administrative service fee of 0.15% (as a percentage of average net assets) payable monthly for Class A, C and I of each Fund.

The following chart shows the administrative fees paid to CASC by the Funds for the past three fiscal years:
	2005*	2006	2007

Calvert Conservative Allocation Fund	$1,156	$8,613	$18,048
Calvert Moderate Allocation Fund	$3,024	$38,230	$98,609
Calvert Aggressive Allocation Fund	$532	$14,457	$51,906

*Calvert Conservative Allocation Fund and Calvert Moderate Allocation Fund each commenced operations on April 29, 2005. Calvert Aggressive Allocation Fund commenced operations on June 30, 2005.

METHOD OF DISTRIBUTION

Calvert Distributors, Inc. ("CDI") is the principal underwriter and distributor for the Funds. CDI is an affiliate of each Fund's Advisor. Under the terms of its underwriting agreement with the Funds, CDI markets and distributes the Funds' shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors.

Pursuant to Rule 12b-1 under the 1940 Act, the Funds have adopted Distribution Plans (the "Plans"), which permit the Funds to pay certain expenses associated with the distribution and servicing of shares. Such expenses for Class A shares may not exceed, on an annual basis, 0.35% of the Calvert Conservative Allocation, Calvert Moderate Allocation and Calvert Aggressive Allocation Funds' respective average daily net assets. However, the Board of Trustees has determined that, until further action by the Board, no Fund shall pay Class A distribution expenses in excess of 0.25% of its average daily net assets.

Expenses under the Funds' Class C Plans may not exceed, on an annual basis, 1.00% of each of the Conservative Allocation, Calvert Moderate Allocation and Calvert Aggressive Allocation Funds' respective Class C average daily net assets. Class A Plans reimburse CDI only for expenses it incurs, while the Class C Plans compensate CDI at a set rate regardless of CDI's expenses. Plan expenses may be spent for advertising, printing and mailing of prospectuses to persons who are not already Fund shareholders, and compensation to broker/dealers, underwriters, and salespersons.

Class I has no Plan.

Each Fund's Class A and Class C Plans were approved by the Board of Trustees, including the Trustees who are not "interested persons" of the Fund (as that term is defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans. The selection and nomination of the Trustees who are not interested persons of the Fund is committed to the discretion of such disinterested Trustees. In establishing the Plans, the Trustees considered various factors including the amount of the distribution expenses. The Trustees determined that there is a reasonable likelihood that the Plans will benefit each Fund and its shareholders, including economies of scale at higher asset levels, better investment opportunities and more flexibility in managing a growing portfolio.

The Class A and Class C Plans may be terminated by vote of a majority of the disinterested Trustees who have no direct or indirect financial interest in the Plans, or by vote of a majority of the outstanding shares of the affected class of each Fund. Any change in the Plans that would materially increase the distribution cost to a Fund requires approval of the shareholders of the affected class; otherwise, the Plans may be amended by the Trustees, including a majority of the disinterested Trustees as described above. The Plans will continue in effect for successive one-year terms provided that such continuance is specifically approved by: (i) the vote of a majority of the Trustees who are not parties to the Plans or interested persons of any such party and who have no direct or indirect financial interest in the Plans, and (ii) the vote of a majority of the entire Board of Trustees.

As noted above, distribution and shareholding servicing expenses are paid to broker/dealers through sales charges (paid by the investor) and 12b-1 Plan expenses (paid by the Funds as part of the annual operating expenses). In addition to these payments, the Advisor, CDI and/or their affiliates, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Funds. The Advisor, CDI and/or their affiliates have agreed to pay certain firms compensation based on sales of Fund shares or on assets held in those firms' accounts for their marketing, distribution, and shareholder servicing of Fund shares, above the usual sales charges, distribution and service fees. In other instances, one of these entities may make annual payments to a broker/dealer in order to be included in a wrap or preferred provider program. This list may be changed from time to time. As of December 31, 2007, the Advisor, CDI and/or their affiliates had special arrangements regarding one or more Calvert Funds with the following firms: Ameriprise Financial Services, Merrill Lynch, Pershing, Thrivent Financial for Lutherans, CUSO, Wells Fargo Investments, Marshall & Ilsley, SunGard Institutional Brokerage Inc., LPL Financial Services, Wachovia Securities, Citigroup Global Markets, UBS Financial Services, Morgan Stanley, Charles Schwab & Co., Inc. and National Financial Services, LLC. Where payments are being made to a broker/dealer to encourage sales of Fund shares, the broker/dealer has an incentive to recommend Fund shares to its customers. Neither the Advisor nor any Subadvisor uses Fund brokerage to compensate broker/dealers for the sale of Fund shares.

The Funds have entered into an agreement with CDI as principal underwriter. CDI makes a continuous offering of the Funds' securities on a "best efforts" basis. Under the terms of the agreement, CDI is entitled to receive a distribution fee and a service fee from the Funds based on the average daily net assets of each Fund's respective classes. These fees are paid pursuant to the Funds' Plan. Total Plan Expenses paid to CDI by the Funds for the fiscal year ended September 30, 2007, were:
	Class A	Class C
Calvert Conservative Allocation Fund	$22,368	$30,848
Calvert Moderate Allocation Fund	$131,219	$132,514
Calvert Aggressive Allocation Fund	$72,764	$54,983

For the fiscal year ended September 30, 2007, the Funds' Plan expenses for Classes A and C were spent for the following purposes:
Calvert Conservative Allocation Fund	Class A	Class C
Compensation to broker/dealers	$22,368	$17,704
Compensation to sales personnel	$0	$0
Advertising	$0	$0
Printing and mailing of prospectuses
to other than current shareholders	$0	$0
Compensation to underwriters	$0	$13,144
Interest, financing charges	$0	$0
Other	$0	$0

Calvert Moderate Allocation Fund	Class A	Class C
Compensation to broker/dealers	$131,219	$66,956
Compensation to sales personnel	$0	$0
Advertising	$0	$0
Printing and mailing of prospectuses
to other than current shareholders	$0	$0
Compensation to underwriters	$0	$65,558
Interest, financing charges	$0	$0
Other	$0	$0

Calvert Aggressive Allocation Fund	Class A	Class C
Compensation to broker/dealers	$72,764	$21,232
Compensation to sales personnel	$0	$0
Advertising	$0	$0
Printing and mailing of prospectuses
to other than current shareholders	$0	$0
Compensation to underwriters	$0	$33,751
Interest, financing charges	$0	$0
Other	$0	$0

Class A shares of each Fund are offered at net asset value plus a front-end sales charge as follows:

	As a % of	As a % of	Allowed to
Amount of	offering	net amount	Brokers as a % of
Investment	price	invested	Offering price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.80%
$1,000,000 and over	0.00%	0.00%	0.00%

CDI receives any front-end sales charge or CDSC paid. A portion of the front-end sales charge may be reallowed to dealers. The aggregate amount of sales charges (gross underwriting commissions) and, for Class A only, the net amount retained by CDI (i.e., not reallowed to dealers) for the last three fiscal years were:
Fiscal Year	2005*		2006		2007
Class A	Gross	Net	Gross	Net	Gross	Net
Calvert Conservative Allocation Fund	$23,423	$5,698	$57, 890	$19,458	$64,431	$21,690
Calvert Moderate Allocation Fund	$75,370	$28,605	$363,836	$131,624	$443,383	$157,675
Calvert Aggressive Allocation Fund	$9,393	$3,087	$196,491	$65,570	$318,578	$110,543
Class C	2005	2006	2007
Calvert Conservative Allocation Fund	$0	$739	$211
Calvert Moderate Allocation Fund	$0	$1,889	$4,877
Calvert Aggressive Allocation Fund	$0	$253	$1,523

*Calvert Conservative Allocation Fund and Calvert Moderate Allocation Fund each commenced operations on April 29, 2005. Calvert Aggressive Allocation Fund commenced operations on June 30, 2005.

Fund Trustees and certain other affiliated persons of the Funds are exempt from the sales charge since the distribution costs are minimal to persons already familiar with the Funds. Other groups (e.g., group retirement plans) are exempt due to economies of scale in distribution. See the Prospectus for additional share purchase information.

TRANSFER AND SHAREHOLDER SERVICING AGENTS

Boston Financial Data Services, Inc. ("BFDS"), a subsidiary of State Street Bank & Trust Company, N.A., has been retained by the Funds to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert Group, Ltd., has been retained by the Funds to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the BFDS system, maintenance of broker-dealer data, and preparing and distributing statements to shareholders regarding their accounts.

For these services, BFDS receives a fee based on the number of shareholder accounts and transactions, while CSSI receives a fee based on the asset class (money market, fixed income and equities) and the resources necessary to support the various services each asset class requires. CSSI may contract with subagents, at the Funds' expense, to provide recordkeeping and subaccounting services to the Funds. CSSI voluntarily waived its entire fee for the period from inception through September 30, 2005.

The following chart shows the shareholder servicing fees incurred but waived by CSSI in fiscal year 2005 and the shareholder servicing fees paid to CSSI in fiscal years 2006 and 2007:
	2005*	2006	2007

Calvert Conservative Allocation Fund	$362	$1,888	$3,841
Calvert Moderate Allocation Fund	$2,165	$12,883	$27,993
Calvert Aggressive Allocation Fund	$327	$9,772	$23,123

*Calvert Conservative Allocation Fund and Calvert Moderate Allocation Fund each commenced operations on April 29, 2005. Calvert Aggressive Allocation Fund commenced operations on June 30, 2005.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. The Funds' Advisor makes investment decisions and selects brokers and dealers under the direction and supervision of the Board of Trustees.

Broker/dealers who execute transactions on behalf of the Funds are selected on the basis of their execution capability and trading expertise considering, among other factors, the overall reasonableness of the brokerage commissions, current market conditions, size and timing of the order, difficulty of execution, per share price, market familiarity, reliability, integrity, and financial condition, subject to the Advisor's obligation to seek best execution. The Funds have adopted a policy that prohibits the Advisor from using Fund brokerage to compensate broker/dealers for promotion or sale of Fund shares. None of the Funds paid brokerage commissions in the last three fiscal years.

The Funds' Advisor selects brokers on the basis of best execution. In some cases they select brokers that provide research and research-related services to them. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; providing portfolio performance evaluation and technical market analyses; and providing other services relevant to the investment decision making process. Such services include portfolio attribution systems, return-based style analysis, and trade-execution analysis. The Advisor may also direct selling concessions and/or discounts in fixed-price offerings for research services.

If, in the judgment of the Advisor, the Funds or other accounts managed by it will be benefited by supplemental research services, it is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. It is the policy of the Advisor that such research services will be used for the benefit of the Funds as well as other Calvert funds and managed accounts.

For the fiscal year ended September 30, 2007, the Advisor received no soft-dollar credits for brokerage transactions for any of the Funds.

As of September 30, 2007, the Funds held no securities of their "regular broker-dealers" (as defined in the 1940 Act) or of the parents of those broker-dealers.

The portfolio turnover rates for the past two fiscal years are as follows:

	2006	2007
Calvert Conservative Allocation Fund	9%	11%
Calvert Moderate Allocation Fund	5%	3%
Calvert Aggressive Allocation Fund	9%	2%

PORTFOLIO HOLDINGS DISCLOSURE

The Funds and the underlying funds have adopted a Portfolio Holdings Disclosure Policy ("Disclosure Policy") that is designed to prevent the inappropriate disclosure of or the misuse of non-public information regarding a Fund's portfolio holdings.

Publicly Available Portfolio Holdings

Information regarding a Fund's portfolio holdings is publicly available: (1) at the time such information is filed with the SEC in a publicly available filing; or (2) the day next following the day when such information is posted on the www.calvert.com website. This information may be a Fund's complete portfolio holdings, such as those disclosed in its semi-annual or annual reports and filed with the SEC on Form N-CSR, or a partial listing, such as a Fund's top ten portfolio holdings disclosed in the Fund's monthly profiles and posted on the Calvert website approximately 15 days after month-end, in the case of an equity fund, or 15 days after the quarter-end, in the case of a fixed-income fund. From time to time, a Fund may disclose on www.calvert.com whether it holds a particular security, in response to media inquiries. A Fund's publicly available portfolio holdings may be provided to third parties without prior approval under the Disclosure Policy.

Non-Public Portfolio Holdings

The Fund's Disclosure Policy, as described generally below, allows the disclosure of a Fund's non-public portfolio holdings for the Fund's legitimate business purposes, subject to certain conditions, to: (1) rating and ranking organizations; (2) certain service providers; and (3) certain other recipients. Non-public portfolio holdings may not be disclosed to members of the media under any circumstance.

Subject to approval from the Legal Department of Calvert Group, Ltd., a representative from the Administrator may provide a Fund's non-public portfolio holdings to a recognized rating and ranking organization, without limitation, on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to a written agreement requiring confidentiality and prohibiting the use of the information for trading.

A service provider or other third party that receives information about a Fund's non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (e.g., a person that performs account maintenance and record keeping services) may receive non-public portfolio holdings, without limitation, on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Fund and subject to a written agreement requiring confidentiality and prohibiting the use of the information for trading.

A Fund's partial or complete portfolio holdings may be disclosed to certain other recipients, current and prospective shareholders of the Funds and current and prospective clients of the Advisor, provided that: (1) the recipient makes a specific request to the General Counsel of Calvert Group, Ltd. (or his designee) ("Authorized Individual"); (2) the Authorized Individual determines that the Fund has a legitimate business purpose for disclosing non-public portfolio holdings information to the recipient; (3) the Authorized Individual (if other than the General Counsel) obtains prior approval from the Legal Department; and (4) the recipient signs a confidentiality agreement that provides that the non-public portfolio holdings will be kept confidential, may not be used to trade, and may not be disseminated or used for any purpose other than the purpose approved by the Authorized Individual. The Disclosure Policy further provides that, in approving a request, the Authorized Individual considers the recipient's need for the relevant holdings information, whether the disclosure will benefit the Fund, or, at a minimum, not harm the Fund, and what conflicts may result from such disclosures.

Under the Disclosure Policy, neither a Fund, the Advisor nor any other party is permitted to receive compensation or other consideration from or on behalf of the recipient in connection with disclosure to the recipient of the Fund's non-public portfolio holdings. The Disclosure Policy is subject to annual review by the Fund's Board of Trustees/Directors. The Fund's Board of Trustees/Directors shall also receive annual reports from Fund management on those entities to whom such disclosure has been made.

Ongoing Arrangements

The following is a list of those entities to whom information about the Fund's portfolio securities is made available and the frequency (following a 15 day lag), including the identity of the persons who receive information pursuant to such arrangements. In all such cases, disclosure is made subject to a written confidentiality agreement, which includes provisions preventing use of the information to trade.

Name of Entity	Information Provided	Frequency Provided
KPMG	Portfolio Holdings	Annually
Lipper	Portfolio Holdings	Monthly
Morningstar	Portfolio Holdings	Monthly
Thomson Financial	Portfolio Holdings	Quarterly
Standard & Poor	Portfolio Holdings	Monthly
State Street	Portfolio Holdings	Monthly
Vestek	Portfolio Holdings	Monthly
SG Corporate & Investment Banking	Portfolio Holdings	Monthly
Merrill Lynch	Portfolio Holdings	Quarterly
UBS	Portfolio Holdings	Quarterly
Wachovia	Portfolio Holdings	Quarterly
Smith Barney	Portfolio Holdings	Quarterly
Morgan Stanley	Portfolio Holdings	Semi-Annually
Singer Xenos Management	Portfolio Holdings	Quarterly
Evergreen Advisors	Portfolio Holdings	Quarterly
AG Edwards	Portfolio Holdings	Quarterly
First Affirmative Financial Network	Portfolio Holdings	Quarterly
Mees Pierson	Portfolio Holdings, Portfolio Characteristics, Asset Allocation	Quarterly
PNC	Portfolio Characteristics	Quarterly
Fidelity	Portfolio Characteristics, Asset Allocation, Top Holdings	Quarterly
Hartford Mutual of America	Portfolio Characteristics, Asset Allocation, Top Holdings	Monthly
Metropolitan Life Insurance	Portfolio Holdings, Portfolio Characteristics, Top Holdings	Quarterly
ING	Portfolio Characteristics, Asset Allocation, Top Holdings	Quarterly
Ohio National	Portfolio Characteristics, Asset Allocation, Top Holdings	Quarterly
Diversified Investment Advisors	Portfolio Characteristics, Asset Allocation, Top Holdings	Quarterly
Ameriprise	Portfolio Characteristics, Asset Allocation, Top Holdings	Quarterly
Cambridge & Associates	Portfolio Characteristics, Top Holdings	Quarterly
Callan Associates	Portfolio Characteristics, Top Holdings	Quarterly
Mercer Consulting, Inc.	Portfolio Characteristics, Top Holdings	Quarterly
New England Pension Consulting	Portfolio Characteristics, Top Holdings	Quarterly
Educap, Inc.	Portfolio Characteristics	Quarterly
Colonial Consulting	Portfolio Characteristics	Quarterly
Chittenden Trust Company	Portfolio Characteristics	Quarterly
WEA Trust	Portfolio Characteristics	Quarterly
JPMorgan Private Bank	Portfolio Characteristics	Quarterly
Rice Heard & Bigelow	Portfolio Characteristics	Quarterly
M&I Investments	Portfolio Characteristics	Quarterly
Prima Capital	Portfolio Characteristics	Quarterly
James Roush	Portfolio Characteristics	Quarterly
Montecillo & Associates	Portfolio Characteristics	Quarterly

PERSONAL SECURITIES TRANSACTIONS

The Funds, their Advisor, and principal underwriter have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Code of Ethics is designed to protect the public from abusive trading practices and to maintain ethical standards for access persons as defined in the rule when dealing with the public. The Code of Ethics permits each Fund's investment personnel to invest in securities that may be purchased or held by the Fund. The Code of Ethics contains certain conditions such as preclearance and restrictions on use of material information.

PROXY VOTING DISCLOSURE

Please refer to Appendix A of this SAI for the Proxy Voting Guidelines of the Calvert Funds. This document includes the policies and procedures that the Funds use in determining how to vote proxies relating to Portfolio securities, as well as when a vote presents a possible conflict of interest between the interests of Fund shareholders, and those of a Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor, or principal underwriter.

PROCESS FOR DELIVERING SHAREHOLDER COMMUNICATIONS TO THE BOARD OF TRUSTEES

Any shareholder who wishes to send a communication to the Board of Trustees of the Fund should send the communication to the attention of the Fund's Secretary at the following address:

          Calvert Social Investment Fund
          Attn: [Name of Fund] Secretary
          4550 Montgomery Avenue
          Bethesda, Maryland 20814

All communications should state the specific Calvert Fund to which the communication relates. After reviewing the communication, the Fund's Secretary will forward the communication to the Board of Trustees.

In its function as a nominating committee, the Governance Committee of each Board of Trustees will consider any candidates for vacancies on the Board from any shareholder of a Fund who has held his or her shares for at least five years. Shareholders of a Fund who wish to nominate a candidate to the Board of the Fund must submit the recommendation in writing to the attention of the Fund's Secretary at 4550 Montgomery Avenue, Bethesda, MD 20814. The recommendation must include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a disinterested Trustee. A shareholder wishing to recommend to the Governance Committee of a Fund a candidate for election as a Trustee may request the Fund's Policy for the Consideration of Trustee Nominees by contacting the Fund's Secretary at the address above.

If a shareholder wishes to send a communication directly to an individual Trustee or to a Committee of the Fund's Board of Trustees, the communication should be specifically addressed to such individual Trustee or Committee and sent in care of the Fund's Secretary at the address above. Communications to individual Trustees or to a Committee sent in care of the Fund's Secretary will be forwarded to the individual Trustee or to the Committee, as applicable.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND CUSTODIAN

KPMG LLP served as independent registered public accounting firm for the Funds since fiscal year 2005. State Street Bank & Trust Company, N.A., serves as custodian of the Funds' investments. The custodian has no part in deciding the Funds' investment policies or the choice of securities that are to be purchased or sold for the Funds.

GENERAL INFORMATION

Calvert Social Investment Fund (the "Trust") is an open-end management investment company, organized as a Massachusetts business trust on December 14, 1981. The Funds are non-diversified series of the Trust. Calvert Conservative Allocation Fund and Calvert Moderate Allocation Fund each commenced operations on April 29, 2005. Calvert Aggressive Allocation Fund commenced operations on June 30, 2005. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.

Each share of each series represents an equal proportionate interest in that series with each other share and is entitled to such dividends and distributions out of the income belonging to such series as declared by the Board. The Calvert Conservative Allocation Fund offers Class A and C only. The Calvert Moderate Allocation Fund and the Calvert Aggressive Allocation Fund each offer Class A, C and I Each class represents interests in the same portfolio of investments but, as further described in the prospectuses, each class is subject to differing sales charges and expenses, resulting in differing net asset values and distributions. Upon liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to that series available for distribution.

The Funds are not required to hold annual shareholder meetings, but special meetings may be called for certain purposes such as electing Trustees, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for each share you own, except that matters affecting classes differently, such as Distribution Plans, will be voted on separately by the affected class(es).

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 1, 2008, to the Funds' knowledge, the following shareholders owned of record or beneficially 5% or more of the outstanding voting securities of the class of the Funds as shown:
Portfolio/Fund Name
Name and Address	% of Ownership

Calvert Conservative Allocation Fund

MLPF&S For the Sole Benefit of its Customers Jacksonville, FL	10.14% of Class C

Charles Schwab & Co., Inc. Special Custody Account FBO Customers San Francisco, CA	8.43% of Class C

Calvert Moderate Allocation Fund

MLPF&S For the Sole Benefit of its Customers Jacksonville, FL	19.55% of Class C
Calvert Aggressive Allocation Fund

MLPF&S For the Sole Benefit of its Customers Jacksonville, FL	16.92% of Class C

FUND SERVICE PROVIDERS

INVESTMENT ADVISOR
Calvert Asset Management Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

SHAREHOLDER SERVICING AGENT
Calvert Shareholder Services, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

TRANSFER AGENT
Boston Financial Data Services, Inc.
330 West 9th Street
Kansas City, Missouri 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
1601 Market Street
Philadelphia, Pennsylvania 19103

CUSTODIAN
State Street Bank & Trust Company, N.A.
225 Franklin Street
Boston, MA 02110

APPENDIX A

GLOBAL PROXY VOTING GUIDELINES
FOR
CALVERT FAMILY OF FUNDS

I.     Introduction

Calvert believes that healthy corporations are characterized by sound corporate governance and overall corporate social responsibility. The well-governed company meets high standards of corporate ethics and operates in the best interests of shareowners. The socially responsible company meets high standards of corporate ethics and operates in the best interests of other stakeholders (employees, customers, communities and the environment). In our view, companies that combine good governance and corporate social responsibility are better positioned for long-term success.

These Proxy Voting Guidelines ("the Guidelines") reflect Calvert's view that our fiduciary obligations to our shareholders include an obligation to vote their proxies in a manner consistent with (1) good corporate governance, and (2) corporate social responsibility. The attributes of well-governed, socially responsible companies that these proxy-voting guidelines seek to promote are:

  Long-Term Value. Responsible, healthy companies are those that focus on long-term value creation that aligns the interests of management with those of shareowners and other stakeholders. Good governance is likely to be compromised when a company becomes myopic, focusing on current earnings expectations and other short-term goals rather than the fundamental soundness of the enterprise over the longer term. A focus on long-term value creation also increases the relevance of companies' environmental management, treatment of workers and communities, and other social variables. Just as a short-term focus on earnings performance can compromise long-term shareowner interests, so can poor treatment of workers, communities, the environment or other stakeholders create short-term gain while increasing risks and compromising performance over the longer term. Calvert's proxy voting guidelines support governance structures and policies that keep the focus of company management on long-term corporate health and sustainable financial, social and environmental performance.
  Accountability. Corporate management must be accountable to many interests, including investors, stakeholders, and regulators. Management of a company must be accountable to the board of directors; the board must be accountable to the company's shareowners; and the board and management together must be accountable to the stakeholders. Some governance structures by their very nature weaken accountability, including corporations that are too insulated from possible takeovers. Certain other governance structures are well suited to manage this accountability: independent boards that represent a wide variety of interests and perspectives; full disclosure of company performance on financial, environmental, and social metrics; charters, bylaws, and procedures that allow shareholders to express their wishes and concerns; and compensation structures that work to align the interests and time-frames of management and owners. Calvert's proxy voting guidelines support structures that create and reinforce accountability, and oppose those that do not.
  Sustainability. Well-governed companies are those whose operations are financially, socially and environmentally sustainable. Sustainability requires fair treatment of shareholders and other stakeholders in order to position the company for continued viability and growth over time. Effective corporate governance, like national governance, cannot indefinitely ignore or exploit certain groups or interests to the benefit of others without incurring mounting risks for the corporation. For example, companies that provide excessive compensation to executives at the expense of other employees and shareowners are creating risks that may be expressed in rising employee turnover or activist campaigns targeting corporate practices. Companies that fail to account for potential liabilities associated with climate change may be creating risks that will be expressed in costly government regulation or uninsured catastrophic losses. Calvert's proxy voting guidelines aim to support sustainable governance that attends fairly to the interests of shareowners, workers, communities and the environment.

As a long-term equity investor, Calvert strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance. Companies that combine good governance and social responsibility strive to avoid unnecessary financial risk while serving the interests of both shareowners and stakeholders. In our view, Good Governance + Social Responsibility = Corporate Responsibility.

On behalf of our shareholders, Calvert Funds generally vote our proxies in accordance with the positions set forth in these Proxy Voting Guidelines ("the Guidelines"). The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the Funds may be asked to cast their proxies. There also may be instances when the Advisor, Calvert Asset Management Company, votes the Funds' shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is in the best interests of the Funds' shareholders. Also, to the extent that the Guidelines do not address potential voting issues, the Funds delegate to the appropriate advisor the authority to act on its behalf to promote the applicable Funds' investment objectives and social goals. To the extent the Funds vote proxies in a manner not strictly in accordance with these Guidelines, and such votes present a potential conflict of interest, the Funds will proceed in accordance with Section III below.

  When support for or opposition to a proxy proposal as described below is qualified with the term, "ordinarily," this means that the Fund advisor generally foresees voting all shares as described except in special circumstances where the advisor determines that a contrary vote may be in the best interests of Fund shareholders.
  When support for or opposition to a proxy proposal is qualified by the expression, "on a case by case basis," this means that the Fund advisor cannot determine in advance whether such proposals are generally in the best interests of Fund shareholders and will reserve judgment until such time as the specific proposal is reviewed and evaluated.
  When we use the term, "shareholder," we are referring to Calvert's mutual fund shareholders whose proxy votes we cast in accordance with these Guidelines. When we use the term, "shareowner," we are referring to the equity owners of stock in publicly traded corporations.

Calvert appreciates that issues brought to shareholders may change over time, as both investors' concerns and rules governing inclusion of specific items in corporate proxies change. Corporate governance laws and best practices codes are continuously evolving, worldwide. We have constructed these Global Proxy Voting Guidelines to be both general enough and sufficiently flexible to adapt to such changes. Internationally, corporate governance codes have more in common with each other than do the laws and cultures of the countries in which the companies are domiciled. In light of these different regulatory contexts the Fund advisor will assess both best practices in the country in question and consistency with the Fund's guidelines prior to voting proxies. To that end, we have not attempted to address every specific issue that may arise on a proxy ballot.

Calvert's proxy voting record is available on the Funds' web site, www.calvert.com, and is also available on the Securities and Exchange Commission's website at www.sec.gov.

NOTE: Calvert's socially screened mutual fund portfolios apply both the "Corporate Governance" and "Corporate Social Responsibility" guidelines detailed below, while Calvert's non-socially screened mutual fund portfolios only apply the "Corporate Governance" guidelines.

II.     CORPORATE GOVERNANCE

A.      Board and Governance Issues

          Board of Directors

The board of directors ("the board") is responsible for the overall governance of the corporation, including representing the interests of shareowners and overseeing the company's relationships with other stakeholders. While company boards in most countries do not have a statutory responsibility to protect stakeholders, the duties of care and loyalty encompass the brand, financial, and reputational risks that can result from inadequate attention to stakeholder interests. Thus, in our view, a board's fiduciary duties encompass stakeholder relations as well as protecting shareowner interests.

One of the most fundamental sources of good governance is independence. Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation's shareowners and other stakeholders. In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees, should be composed exclusively of independent directors.

Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director's objectivity and fiduciary responsibility to shareowners. In general, this means that an independent director should have no affiliation with the company other than a seat on the board and (in some cases) ownership of sufficient company stock to give the director a stake in the company's financial performance, but not so great as to constitute a controlling or significant interest.

A significant difference between governance structures among different countries involves board structure. There are some countries -- for example, France, Germany, and Austria -- that use a two-tiered board structure. Companies in these countries have supervisory boards and management boards. Supervisory boards are made up of non-executives and management boards are comprised of executives.

Because the board's ability to represent shareowners independently of management can be compromised when the Chair is also a member of management, it can sometimes be beneficial for the Chair of the board to be an independent director.

Another critical component of good governance is diversity. Well-governed companies benefit from a wide diversity of perspective and background on their boards. To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture and geography. Calvert's goal in addressing board diversity is to assure that boards of directors fairly represent the concerns of both shareholders and stakeholders. Stakeholders include employees, communities, vendors, and customers, and as such, include people of color and racial minorities who have historically faced discrimination or denial of opportunities solely on account of their race. Even well governed corporations may risk perpetuating this historic injustice if boards of directors are not inclusive and diverse.

Companies that are private may take some time to achieve an adequate balance of diversity and independence on their boards. For private companies, the fund advisor will vote on a case-by-case basis on board independence and board diversity matters.

Each director should also be willing and able to devote sufficient time and effort to the duties of a director. Ordinarily, this means that directors should not sit on more than two other boards of publicly traded companies, unless personal circumstances allow sufficient time to devote to corporate governance on several boards. Directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to good corporate governance.

The board should periodically evaluate its performance, the performance of its various committees, and the performance of individual board members in governing the corporation.

    The Fund advisor will oppose slates of directors without at least a majority of independent directors.
    The Fund advisor will oppose slates of directors that result in a board that does not include both women and people of color and may oppose slates of directors that include women and people of color should the advisor conclude that the presence of women and people of color on the board constitutes mere token representation.
    The Fund advisor will support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.
    The Fund advisor will support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.
    The Fund advisor will examine on a case-by-case basis proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director.
    The Fund advisor may oppose slates of directors in situations where the company failed to take action on shareowner proposals that passed in previous years.
    The Fund advisor will ordinarily oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors.
    The Fund advisor will support proposals calling for a systematic and transparent board election and nominating regime.

          Contested Election of Directors

Contested elections of directors frequently occur when a board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

    The Fund advisor will evaluate on case-by-case basis in contested election of directors.

          Classified or Staggered Boards

On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareowners. A classified board structure may also tend to depress stock price if viewed as an anti-takeover measure.

    The Fund advisor will ordinarily support proposals to elect all board members annually and to remove classified boards.

          Increase Authorized Common Stock

Companies may choose to increase their authorization of common stock for a variety of reasons. In some instances, the intended purpose of the increased authorization may clearly benefit shareowners; in others, the benefits to shareowners are less clear. Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution.

    The Fund advisor will ordinarily support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.
    The Fund advisor will examine and vote on a case-by case basis proposals authorizing the issuance of additional common stock. If the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the request is to increase shares by more than 100 percent of the current authorization, the Fund advisor will ordinarily oppose the proposals (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a poison pill or other takeover defense.

          Blank Check Preferred Stock

Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareowner action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti-takeover device.

    The Fund advisor will ordinarily oppose the creation of blank check preferred stock. In addition, the Fund advisor will ordinarily oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

          Supermajority Vote Requirements

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues.

    The Fund advisor will ordinarily oppose supermajority vote requirements.

          Restrictions on Shareowners Acting by Written Consent

Written consent allows shareowners to initiate and carry out a shareowner action without waiting until the annual meeting, or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareowner meeting.

    The Fund advisor will ordinarily oppose proposals to restrict, limit or eliminate the right of shareowners to act by written consent.
    The Fund advisor will ordinarily support proposals to allow or facilitate shareowner action by written consent.

          Restrictions on Shareowners Calling Meetings

It is common for company management to retain the right to call special meetings of shareowners at any time, but shareowners often do not have similar rights. In general, we support the right of a majority of shareowners to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid. Restrictions on the right of a majority of shareowners to call a meeting can also restrict the ability of shareowners to force company management to consider shareowner proposals or director candidates.

    The Fund advisor will ordinarily oppose restrictions on the right of shareowners to call special meetings; as such restrictions limit the right of shareowners to participate in governance.

          Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director's liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards. In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

    The Fund advisor will ordinarily support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.

          Reincorporation

Corporations are bound by the laws of the states in which they are incorporated. Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters. In other cases, reincorporation is done to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens. In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareowner rights.

    The Fund advisor will ordinarily support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).
    The Fund advisor will ordinarily oppose proposals to reincorporate outside the United States if the advisor determines that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

          Cumulative Voting

Cumulative voting allows shareowners to "stack" their votes behind one or a few directors running for the board, thereby helping a minority of shareowners to win board representation. Cumulative voting gives minority shareowners a voice in corporate affairs proportionate to their actual strength in voting shares. However, like many tools, cumulative voting can be misused. In general, where shareowner rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareowners may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.

    The Fund advisor will examine and vote on a case-by-case basis proposals calling for cumulative voting in the election of directors.

          Dual or Multiple Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareowners, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends. Creation of multiple classes of stock limits the right of some shareowners -- often a majority of shareowners -- to exercise influence over the governance of the corporation. This in turn diffuses directors' incentives to exercise appropriate oversight and control over management.

    The Fund advisor will ordinarily oppose proposals to create dual classes of stock. However, the advisor will examine and vote on a case-by-case basis proposals to create classes of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), and may support such proposals if they do not limit shareowner rights.

          Limit Directors' Tenure

Corporate directors generally may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds. However, continuity is also important and there is no empirical support for the proposition that limitations on director tenure improve governance. It may be in the best interests of the shareowners for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board.

    Accordingly, the Fund advisor will examine and vote on a case-by-case basis proposals to limit director tenure.

          Director Stock Ownership

Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareowners. Yet there are ways that such requirements may also undermine good governance: limiting board service only to those who can afford to purchase shares; or encouraging companies to use stock awards as part or all of director compensation. In the latter case, unless there are mandatory holding requirements or other stipulations that help to assure that director and shareowner incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareowners. Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareowner value.

    The Fund advisor will examine and vote on a case-by-case basis proposals requiring that corporate directors own shares in the company.
    The Fund advisor will oppose excessive awards of stock or stock options to directors.

          Selection of Auditor and Audit Committee Chair

Annual election of the outside auditors is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareowners. A report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees, in conjunction with the NYSE and the National Association of Securities Dealers, concluded that audit committees must improve their current level of oversight of independent accountants. Given recent examples of accounting irregularities that audit panels and auditors failed to detect, in Calvert's view shareowner ratification of independent auditors is an essential step toward restoring investor confidence.

Many of the accounting irregularities in recent years stem from two causes: conflicts of interest, often arising when certain non-audit fees are far more lucrative to the audit firms than the contracts for independent corporate audits; and misstatement of earnings (e.g., use of one-time charges, off-balance-sheet entities or utilizing unrealistic projections of portfolio returns as a justifications for underfunding company pension plans and overstating earnings). A number of countries now call for disclosure of payments for non-audit services. Others have established limits on the percentage of non-audit income that auditors can earn from one client. Some regulations go so far as to ban non-audit work for auditors.

    The Fund advisor will ordinarily oppose proposals seeking ratification of the auditor when fees for non-audit consulting services exceed audit fees or in any other case where the advisor determines that the independence of the auditor may be compromised.
    The Fund Advisor will ordinarily support proposals that call for more stringent measures to ensure auditor independence.

In a number of countries including Spain, Italy and Japan, companies routinely appoint internal statutory auditors.

    The Fund advisor will ordinarily support the appointment or reelection of internal statutory auditors unless there are concerns about audit methods used or the audit reports produced, or if there are questions regarding the auditors being voted on.

In some countries, shareholder election of auditors is not common practice.

    The Fund advisor will ordinarily support proposals that call for the annual election of auditors by shareholders.
    The Fund advisor will ordinarily oppose proposals seeking ratification of the audit committee chair if the audit committee recommends an auditor whose non-audit consulting services exceed audit fees or in any other case where the advisor determines that the independence of the auditor may be compromised.
    The Fund advisor will otherwise vote on a case-by-case basis proposals seeking ratification of the audit committee chair, and may oppose ratification when the advisor believes the company has used overly aggressive or other unrealistic assumptions in financial reporting that overstate or otherwise distort its earnings from ongoing operations.

          Transparency and Disclosure

International corporate governance is changing rapidly and there has been a wave of development of governance codes around the world in response to crises such as the Asian financial crash in the late 1990s and the United States accounting scandal. In fact there are approximately forty different codes in the EU member countries alone. However, the common thread throughout all of these codes is that shareowners want their companies to be transparent.

    The Fund advisor will ordinarily support proposals that call for full disclosure of company financial performance.
    The Fund advisor will ordinarily support proposals that call for an annual financial audit by external and independent auditors.
    The Fund advisor will ordinarily support proposals that call for disclosure of ownership, structure, and objectives of companies, including the rights of minority shareholders vis-à-vis the rights of major shareholders.
    The Fund advisor will ordinarily support proposals calling for disclosure of corporate governance codes and structures.
    The Fund advisor will ordinarily support proposals that call for disclosure of related party transactions.
    The Fund advisor will ordinarily support proposals that call for disclosure of the board nominating process.

          Charter and By-Laws

There may be proposals involving changes to corporate charters or by-laws that are not otherwise addressed in or anticipated by these Guidelines.

    The Fund advisor will examine and vote on a case-by-case basis proposals to amend or change corporate charter or bylaws, and may support such proposals if they are deemed consistent with shareholders' best interests and the principles of sound governance and overall corporate social responsibility underlying these Guidelines.

          Expensing of Stock Options

The treatment of stock options in corporate financial reporting has been a subject of much debate in recent years. The majority of companies that make extensive use of stock options--particularly when used as a key component of executive compensation--take no charge on their financial statements for issuance of such options. Yet with the rapid growth of executive stock options as a major source of executive compensation, there have been renewed calls for revision of current accounting standards that allow companies to choose between recording fair value or intrinsic value of those options. It is likely that companies will be required to expense stock options sometime in the near future. Until that time, it remains Calvert's view that the expensing of stock options gives shareholders valuable additional information about companies' financial performance, and should therefore be encouraged.

    The Fund advisor will ordinarily support proposals requesting that companies expense stock options.

B.      Executive and Employee Compensation

According to the 13th Annual CEO Compensation Survey from the Institute for Policy Studies and United For a Fair Economy published in August 2006, since CEO-worker pay gap was first tracked in 1990, the ratio has increased from 107-to-1 to 411-to-1 in 2005. "Today's gap is nearly 10 times as large as the 1980 ratio of 42-to-1, calculated by Business Week. If the minimum wage had risen at the same pace as CEO pay since 1990, it would be worth $22.61 today, rather than the actual $5.15."

The problem is not limited to CEOs. Excessive executive compensation has become a widespread problem throughout American industry. In too many situations, corporate executives are essentially insured against downside risk while enjoying a disproportionate share of upside gain. The significant increase in the use of stock options for executive compensation that began in the 1990s also created strong incentives for executives to use their insider knowledge for short-term personal gain, and to increase the value of their options by, in many cases, concealment or selective disclosure of material information.

Executive risks and rewards need to be better aligned with those of employees, shareowners and the long-term performance of the corporation. Prosperity should be shared broadly within a company, as should the downside risk of share ownership.

Executive compensation packages should also be transparent and shareowners should have the right and responsibility to vote on major stock option and other incentive plans. Stock option plans transfer significant amounts of wealth from shareowners to highly paid executives and directors. Reasonable limits must be set on dilution caused by such plans, which should be designed to provide incentives as opposed to risk-free rewards.

          Disclosure of CEO, Executive, Board and Management Compensation

    The Fund advisor will ordinarily support proposals requesting companies to disclose the compensation--including salaries, option awards, bonuses, and restricted stock grants--of top management and the Board of Directors.

          Compensation for CEO, Executive, Board and Management

    The Fund advisor will oppose executive compensation proposals if we determine that the compensation does not reflect the financial, economic and social circumstances of the company (i.e. during times of financial strains or underperformance).

          Formation and Independence of Compensation Review Committee

    The Fund advisor will support proposals requesting the formation of a committee of independent directors to regularly review and examine executive compensation.

          Stock Options for Board and Executives

During the 1990s, the use of stock options in executive compensation soared. While the stock market was gaining, few investors complained. Yet after the fall of the market, executive compensation, and the use of option-based compensation in particular, continued to increase at levels that seemed disconnected from the change in companies' financial fortunes. In 2006, the Securities and Exchange Commission began examining patterns of granting stock options that rendered the options favorable through backdating. For these reasons investors have long questioned whether stock option grants to senior executives were serving their intended function: of aligning the interests of company management with those of shareowners.

Boards are beginning to scrutinize executive compensation more carefully, but there are still many companies whose executive compensation seems disconnected from the actual performance of the corporation and creation of shareowner value. Many boards continue to approve option re-pricing packages that allow executives to avoid downside risk and exercise options at favorable prices, further weakening the alignment between management interests and shareowner interests. Re-pricing can, in some cases, serve to strengthen the alignment; for example, when options are offered broadly to middle managers and employees as well as top executives, or when re-pricing reduces potential dilution.

    The Fund advisor will ordinarily oppose proposals to approve stock option plans in which the dilutive effect exceeds 10 percent of share value, or, for companies with small market capitalization, 15 percent of share value. Option grants that exceed these thresholds will be examined and voted on a case-by-case basis to evaluate whether there are valid business reasons for the grants.
    The Fund advisor will ordinarily oppose proposals to approve stock option plans that contain provisions for automatic re-pricing, unless such plans contain provisions to limit unrestricted resale of shares purchased with re-priced options.
    The Fund advisor will examine and vote on a case-by-case basis proposals for re-pricing of underwater options.
    The Fund advisor will ordinarily oppose proposals to approve stock option plans that have option exercise prices below the market price on the day of the grant.
    The Fund advisor will ordinarily support proposals requiring that all option plans and option re-pricing be submitted for shareholder approval.
    The Fund advisor will ordinarily oppose proposals to approve stock option plans with "evergreen" features, reserving a specified percentage of stock for award each year with no termination date.
    The Fund advisor will ordinarily support proposals to approve stock option plans for outside directors subject to the same constraints previously described.

          Employee Stock Ownership Plan (ESOPs)

    The Fund advisor will support proposals to approve ESOPs created to promote active employee ownership (e.g., those that pass through voting rights on all matters to a trustee or fiduciary who is independent from company management). The Fund advisor will oppose any ESOP whose primary purpose is to prevent a corporate takeover.

          Pay Equity

    The Fund advisor will support proposals requesting that management provide a pay equity report.

          Ratio Between CEO and Worker Pay

    The Fund advisor will support proposals requesting that management report on the ratio between CEO and employee compensation.
    The Fund advisor will examine and vote on a case-by-case basis proposals requesting management to set a maximum limit on executive compensation.

          Executive Compensation Tie to Non-Financial Performance

    The Fund advisor will support proposals asking companies to review their executive compensation as it links to non-financial performance such as diversity, labor and human rights, environment, community relations, and other social issues.

          Shareowner Access to Proxy

Equal access proposals ask companies to give shareowners access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareowners holding a certain percentage of shares to nominate directors. There is no reason why management should be allowed to nominate directors while shareowners -- whom directors are supposed to represent -- are deprived of the same right. At the same time, we recognize the countervailing argument that shareowners should not interfere with the ordinary business prerogatives of management. On balance, however, we support the view that shareowners should be granted access to the proxy ballot in the nomination of directors.

    The Fund advisor will ordinarily support proposals for shareowner access to the proxy ballot.

          Golden Parachutes

Golden parachutes are compensation agreements that provide for severance payments to top executives who are terminated or demoted pursuant to a takeover or other change in control. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts. While Calvert recognizes the merits of this argument, golden parachutes often impede takeover attempts that we believe shareowners have the right and the responsibility to consider.

    The Fund advisor will support proposals providing shareowners the right to ratify adoption of golden parachute agreements.
    The Fund advisor will examine and vote s on a case-by-case basis golden parachute contracts, based upon an evaluation of the particular golden parachute itself and taking into consideration total management compensation, the employees covered by the plan, quality of management, size of the payout and any leveraged buyout or takeover restrictions.
    The Fund adviser will oppose the election of directors who vote to approve golden parachutes that are not ratified by shareowners.

C.      Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring

Mergers and acquisitions frequently raise significant issues of corporate strategy, and as such should be considered very carefully by shareowners. Mergers, in particular, may have the effect of profoundly changing corporate governance, for better or worse, as two corporations with different cultures, traditions, and strategies become one.

          Considering the Non-Financial Effects of a Merger Proposal

Such proposals allow or require the board to consider the impact of merger decisions on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a tender offer on the grounds that it would adversely affect the company's stakeholders.

    The Fund advisor will support proposals that consider non-financial impacts of mergers.
    The Fund advisor will examine and vote on a case-by-case basis all merger and acquisition proposals, and will support those that offer value to shareowners while protecting or improving the company's social and environmental performance.
    The Fund advisor will ordinarily oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses, or that merge a non-nuclear and a nuclear utility, or that pose other potential financial, social, or environmental risks or liabilities.

          Poison Pills

Poison pills (or shareowner rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareowner approval. Most poison pill resolutions deal with shareowner ratification of poison pills or repealing them altogether.

    The Fund advisor will support proposals calling for shareowner approval of poison pills or shareholder rights plans.
    The Fund advisor will ordinarily oppose poison pills or shareowner rights plans unless management is able to present a convincing case for a particular plan that does not significantly compromise shareowner rights or interests, or environmental and social performance.

          Greenmail

Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider's shares. This usually means that the bidder's shares are purchased at a price higher than market price, discriminating against other shareowners.

    The Fund advisor will ordinarily support anti-greenmail provisions and oppose the payment of greenmail.

          Opt-Out of State Anti-takeover Law

Several states have enacted anti-takeover statutes to protect companies against hostile takeovers. In some, directors or shareowners are required to opt in for such provisions to be operational; in others, directors or shareowners may opt out. Hostile takeovers come in many forms. Some offer advantages to shareowners by replacing current management with more effective management. Others do not. Shareowners of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition. In general, shareowners should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer.

    The Fund advisor will ordinarily support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws and will oppose proposals requiring companies to opt into state anti-takeover statutes.

III.      CORPORATE SOCIAL RESPONSIBILITY

A.      Sustainability Reporting

The global economy of the 21st century must find ways to encourage new approaches to wealth creation that raises living standards (particularly in the developing world) while preserving and protecting fragile ecosystems and vital resources that did not factor into previous economic models. In response to this new imperative, the notion of sustainability (or sustainable development) has emerged as a core theme of public policy and corporate responsibility. Increasingly investors see financial materiality in corporate management of environmental, social and governance issues. Producing and disclosing a sustainability report demonstrates that a company is broadly aware of business risks and opportunities and has established programs to manage its exposure. As companies strive to translate the concept of sustainability into practice and measure their performance, this has created a growing demand for broadly accepted sustainability performance indicators and reporting guidelines. There are many forms of sustainability reporting, with one of the most comprehensive systems being the Global Reporting Initiative (GRI) reporting protocols.

    The Fund Advisor will ordinarily support proposals asking companies to prepare sustainability reports, including publishing annual reports in accordance with the Global Reporting Initiative (GRI) or other reasonable international codes of conduct or reporting models.
    The Fund advisor will ordinarily support proposals requesting that companies conduct social and/or environmental audits of their performance.

B.      Environment

All corporations have an impact on the environment. A company's environmental policies and performance can have a substantial effect on the firm's financial performance. We expect management to take all reasonable steps to reduce negative environmental impacts and a company's overall environmental footprint.

    The Fund Advisor will ordinarily support proposals to reduce negative environmental impacts and a company's overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.
    The Fund advisor will ordinarily support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from their operations, and the impact of environmental liabilities on shareowner value.
    The Fund advisor will ordinarily support proposals asking companies to prepare a comprehensive report on recycling efforts, to increase recycling efforts, or to adopt a formal recycling policy.

          CERES Principles

The Coalition for Environmentally Responsible Economies (CERES), a coalition comprised of social investors and environmental organizations, has developed an environmental corporate code of conduct. The CERES Principles ask corporations to conduct environmental audits of their operations, establish environmental management practices, assume responsibility for damage they cause to the environment and take other leadership initiatives on the environment. Shareholder resolutions are frequently introduced asking companies to: 1) become signatories of the CERES Principles; or 2) produce a report addressing management's response to each of the points raised in the CERES Principles.

    The Fund advisor will support proposals requesting that a company become a signatory to the CERES Principles.

          Climate Change/Global Warming

Shareholder initiatives on climate change have focused on companies that contribute significantly to global warming--including oil and mining companies, utilities, and automobile manufacturers. Increasingly, corporations in a wider variety of industries are facing shareowner proposals on climate change as shareowners recognize that companies can take cost-effective--and often cost-saving--steps to reduce energy use that contribute to climate change. Initiatives have included proposals requesting companies to disclose, using guidelines such as those prepared by the Carbon Disclosure Project. This includes information about the company's impact on climate change, policies and targets for reducing greenhouse gas emissions, increasing energy efficiency, and substituting some forms of renewable energy resources for fossil fuels.

    The Fund advisor will support proposals requesting that companies disclose information on greenhouse gas emissions or take specific actions, at reasonable cost, to mitigate climate change, including reducing greenhouse gas emissions and developing and using renewable or other less-polluting energy sources.
    The Fund advisor will support proposals seeking the preparation of a report on a company's activities related to the development of renewable energy sources.
    The Fund advisor will support proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.

          Water Use

Proposals may be filed that ask a company to prepare a report evaluating the business risks linked to water use and impacts on the company's supply chain, including subsidiaries and water user partners. Such proposals may also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities in areas of water scarcity.

    The Fund advisor will support proposals seeking the preparation of a report on a company's risks linked to water use.

          Environmental Justice

Quite often, corporate activities that damage the environment have a disproportional impact on poor people, people of color, indigenous peoples and other marginalized groups. For example, companies will sometimes locate environmentally damaging operations in poor communities or in developing countries where poor or indigenous people have little or no voice in political and economic affairs.

    The Fund advisor will ordinarily support proposals asking companies to report on whether environmental and health risks posed by their activities fall disproportionately on any one group or groups, and to take action to reduce those risks at reasonable cost to the company.
    The Fund advisor will ordinarily support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment.

C.      Workplace Issues

          Labor Relations

Companies' treatment of their workers can have a pervasive effect on the performance of the enterprise, as well as on the communities and societies where such companies operate. Calvert believes that well-governed, responsible corporations treat workers fairly in all locations, and avoid exploitation of poor or marginalized people. Shareowner resolutions are sometimes filed asking companies to develop codes of conduct that address labor relations issues, including use of child labor, forced labor, safe working conditions, fair wages and the right to freedom of association and collective bargaining.

    The Fund advisor will ordinarily support proposals requesting companies to adopt, report on, and agree to independent monitoring of codes of conduct addressing global labor and human rights practices.
    The Fund advisor will ordinarily support proposals requesting that companies avoid exploitative labor practices, including child labor and forced labor.
    The Fund advisor will ordinarily support proposals requesting that companies commit to providing safe workplaces.

          Vendor/Supplier Standards

Special attention has been focused on companies that use offshore vendors to manufacture or supply products for resale in the United States. While many offshore vendors have satisfactory workplace practices, there have also been many instances of abuse, including forced overtime, use of child labor and other "sweatshop" practices. Shareowner resolutions are sometimes filed asking companies to adopt codes of conduct regarding vendor/supplier labor practices, to report on compliance with such codes, and to support independent third party monitoring of compliance. At the heart of these proposals is the belief that corporations that operate globally have both the power and the responsibility to curtail abusive labor practices on the part of their suppliers and vendors.

    The Fund advisor will ordinarily support proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that foreign suppliers and licensees comply with all applicable laws and/or international standards (such as the ILO's core labor standards) regarding wages, benefits, working conditions, including laws and standards regarding discrimination, child labor and forced labor, worker health and safety, freedom of association and other rights. This support includes proposals requesting compliance with vendor codes of conduct, compliance reporting, and third party monitoring or verification.

          Diversity and Equal Employment Opportunity

Women and minorities have long been subject to discrimination in the workplace - denied access to jobs, promotions, benefits and other entitlements on account of race or gender. Women and minorities are still significantly underrepresented in the ranks of management and other high-income positions, and overrepresented in the more poorly-paid categories, including office and clerical workers and service workers.

Shareowner resolutions are sometimes filed asking companies to report on their efforts to meet or exceed federal EEO mandates. Typically, such reporting involves little additional cost to the corporation since most, if not all, of the data is already gathered to meet government-reporting requirements (all firms with more than 100 employees, or federal contractors with more than 50 employees, must file EEO-1 reports with the Equal Employment Opportunity Commission). Shareowner resolutions have also been filed asking companies to extend non-discrimination policies to gay, lesbian, bisexual and transgender employees.

    The Fund advisor will ordinarily support proposals asking companies to report on efforts to comply with federal EEO mandates.
    The Fund advisor will support proposals asking companies to report on their progress in meeting the recommendations of the Glass Ceiling Commission and to eliminate all vestiges of "glass ceilings" for women and minority employees.
    The Fund advisor will ordinarily support proposals asking companies to include language in EEO statements specifically barring discrimination on the basis of sexual orientation, and gender identity and/or expression, and to report on company initiatives to create a workplace free of discrimination on the basis of sexual orientation and gender identity and/or expression.
    The Fund advisor will ordinarily support proposals seeking reports on a company's initiatives to create a workplace free of discrimination on the basis of sexual orientation and gender identity and/or expression.
    The Fund advisor will oppose proposals that seek to eliminate protection already afforded to gay, lesbian, bisexual and transgender employees.
    The Fund advisor will support proposals seeking more careful consideration of the use of racial, gender, or other stereotypes in advertising campaigns, including preparation of a report at reasonable cost to the company.

          Plant Closings

Federal law requires 60 days advance notice of major plant closings or layoffs. Beyond such notice, however, many corporations provide very little in the way of support for workers losing jobs through layoffs or downsizing. The way a company treats employees that are laid off often has a substantial impact on the morale and productivity of those that remain employed. Programs aimed at assisting displaced workers are helpful both to those displaced and to the company's ability to recover from market downturns or other setbacks resulting in layoffs or plant closings.

    The Fund advisor will ordinarily support resolutions asking companies to create or expand upon relocation programs for displaced workers.

D.      International Operations and Human Rights

          Business Activities and Investments

Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective. Many companies have sought to lower costs by transferring operations to less regulated areas, or to low-wage areas. Such activity is not always exploitative, but it can be. In the past, transgressions of human rights in offshore operations was not well known or reported, but increasingly, company operations in countries with substandard labor or human rights records has come under much greater scrutiny. The adverse publicity associated with allegations of sweatshop practices or other human rights abuses can also pose substantial brand or reputational risks for companies.

Many of the shareowner resolutions filed on international operations and human rights focus on specific countries or specific issues within these countries. For example, shareowners have asked internet and communication technology companies to report on steps being taken to seek solutions regarding free expression and privacy challenges faced by companies doing business internationally; or to report on or comply with international standards aimed at protecting human rights on a global, sectoral or country basis such as the UN Global Compact, the Voluntary Principles on Security and Human Rights, and the MacBride Principles. In some cases, resolutions have requested that companies report on operations and investments, or cease operations, in particular nations with repressive regimes or a history of human rights, labor abuses and/or genocide, such as Sudan or Burma. In other cases, resolutions may oppose all company operations in a particular country; in others, the resolutions seek to limit particular industries or practices that are particularly egregious.

    The Fund advisor will ordinarily support proposals requesting that companies develop human rights codes of conduct and periodic reporting on operations and investments in countries with repressive regimes.
    The fund will ordinarily support proposals requesting a report discussing how investment policies address or could address human rights issues.
    The Fund advisor will ordinarily support proposals requesting that companies adopt or support reasonable third-party codes of conduct or principles addressing human rights and discrimination.
    The Fund advisor will ordinarily support proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.

          Unauthorized Images

Some corporations use images in their advertising or brands that are offensive to certain cultures, or that may perpetuate racism and bigotry. For instance, some companies use American Indian symbols and imagery to advertise and market commercial products, including sports franchises. Others have used images or caricatures of African Americans, Jews, Latinos, or other minority or indigenous groups in ways that are objectionable to members of such groups.

    The Fund advisor will support proposals asking companies to avoid the unauthorized use of images of racial, ethnic, or indigenous groups in the promotion of their products.

          International Outsourcing Operations

Shareholder resolutions are sometimes filed calling on companies to report on their operating practices in international factories and plants located in places such as the Maquiladoras in Mexico, Southeast Asia, South Asia, Eastern Europe, the Caribbean or Central America. Companies often move to these places under U.S. government-sponsored programs to promote trade and economic development in these regions. In addition, companies have located in these regions to take advantage of lower labor costs as well as fewer environmental and other regulations. There have, however, been numerous cases of abuse of the human rights of employees and compromises of labor standards and the environmental integrity of communities.

    The Fund advisor will ordinarily support proposals calling for reports on treatment of workers and protection of human rights in international operations such as in the Maquiladoras or elsewhere.
    The Fund advisor will ordinarily support proposals calling for greater pay equity and fair treatment of workers, improved environmental practices, and stronger community support in offshore operations.

          Access to Pharmaceuticals

The cost of medicine is a serious issue throughout the world. In the United States, many citizens lack health insurance and many more lack a prescription drug benefit under Medicare or private insurance programs. In Africa and in many other parts of the developing world, millions of people have already died from the AIDS virus and tens of millions more are infected. Medications to treat AIDS, malaria, tuberculosis and other diseases are often so costly as to be out of reach of most of those affected. Shareowner resolutions are sometimes filed asking pharmaceutical companies to take steps to make drugs more accessible and affordable to victims of pandemic or epidemic disease.

    The Fund advisor will ordinarily support proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible for the treatment of HIV AIDS, malaria, tuberculosis and other serious diseases affecting poor countries or populations.
    The Fund advisor will ordinarily support proposals asking companies with operations in heavily infected areas such as Africa to ensure that their workforces receive appropriate access to counseling or healthcare advice, health care coverage, or access to treatment.

E.      Indigenous Peoples' Rights

          Cultural Rights of Indigenous Peoples

The survival, security and human rights of millions of indigenous peoples around the world are increasingly threatened. Efforts to extract or develop natural resources in areas populated by indigenous peoples often threaten their lives and cultures, as well as their natural environments. Indigenous communities are demonstrating a new assertiveness when it comes to rejecting resource extraction projects. Calvert believes that to secure project access and ensure that invested assets eventually realize a return; leading companies must recognize the need to secure the free, prior and informed consent/consultation of affected indigenous communities and deliver tangible benefits to them.

    The Fund advisor will ordinarily support proposals requesting that companies respect the rights of and negotiate fairly with indigenous peoples, develop codes of conduct dealing with treatment of indigenous peoples, and avoid exploitation and destruction of their natural resources and ecology.
    The Fund advisor will ordinarily support proposals requesting companies to develop, strengthen or implement a policy or guideline designed to address free, prior and informed consent/consultation from indigenous peoples or other communities.

F.      Product Safety and Impact

Many companies' products have significant impacts on consumers, communities and society at large, and these impacts may expose companies to reputational or brand risks. Responsible, well-governed companies should be aware of these potential risks and take proactive steps to manage them. Shareowner proposals that ask companies to evaluate certain impacts of their products, or to provide full disclosure of the nature of those products, can be harbingers of potential risks that companies may face if they fail to act. For example, several shareowner proposals have been filed requesting that food and beverage manufacturers label all foods containing genetically modified organisms (GMOs); other proposals have requested that companies report on the health or psychological impacts of their products.

    The Fund advisor will review on case-by-case basis proposals requesting that companies report on the impacts of their products on consumers and communities and will ordinarily support such proposals when the requests can be fulfilled at reasonable cost to the company, or when potential reputational or brand risks are substantial.
    The Fund advisor will ordinarily support proposals requesting that companies disclose the contents or attributes of their products to potential consumers.

          Animal Welfare

Shareowners and animal rights groups sometimes file resolutions with companies which engage in animal testing for the purposes of determining product efficacy or assuring consumer product safety.

    The Fund advisor will ordinarily support proposals seeking information on a company's animal testing practices, or requesting that management develop cost-effective alternatives to animal testing.
    The Fund advisor will ordinarily support proposals calling for consumer product companies to reduce or eliminate animal testing or the suffering of animal test subjects.
    The Fund advisor will examine and vote on a case-by-case basis proposals calling for pharmaceutical or medical products firms to reduce animal testing or the suffering of animal test subjects.
    The Fund advisor will ordinarily support proposals requesting that companies report to shareholders on the risks and liabilities associated with concentrated animal feeding operations unless: the company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or the company does not directly source from confined animal feeding operations.

          Tobacco

Shareowner resolutions are sometimes filed with insurance and health care companies asking them to report on the appropriateness of investments in the tobacco industry, and on the impact of smoking on benefit payments for death, disease and property loss.

    The Fund advisor will ordinarily support resolutions asking companies not to invest in the stocks of tobacco companies.
    The Fund advisor will ordinarily support resolutions asking companies to research the impact of ceasing business transactions with the tobacco industry.

G.      Weapons Contracting

          Weapons/Military Products

Shareowner resolutions may be filed with companies with significant defense contracts, asking them to report on the nature of the contracts, particularly the goods and services to be provided.

    The Fund advisor will ordinarily support proposals calling for reports on the type and volume of defense contracts.

H.      Community

          Equal Credit Opportunity

Access to capital is essential to full participation and opportunity in our society. The Equal Credit Opportunity Act (ECOA) prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, etc. Shareowner resolutions are sometimes filed requesting: (1) reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage lending discrimination; (2) the development of fair lending policies that would assure access to credit for major disadvantaged groups and require reports to shareowners on the implementation of such policies; and (3) the application of Equal Credit Opportunity Act standards by non-financial corporations to their financial subsidiaries.

    The Fund advisor will ordinarily support proposals requesting increased disclosure on ECOA and stronger policies and programs regarding compliance with ECOA.

          Redlining

Redlining is the systematic denial of services to people within a geographic area based on their economic or racial/ethnic profile. The term originated in banking, but the same practice can occur in many businesses, including insurance and supermarkets. Shareowner resolutions are sometimes filed asking companies to assess their lending practices or other business operations with respect to serving communities of color or the poor, and develop policies to avoid redlining.

    The Fund advisor will support proposals to develop and implement policies dealing with fair lending and housing, or other nondiscriminatory business practices.

          Predatory Lending

Sub-prime lenders charge notably high interest rates on consumer, life insurance, and home mortgage loans. These lenders can engage in abusive business practices that take advantage of the elderly or the economically disadvantaged. This includes charging excessive fees, making loans to those unable to make interest payments and steering customers selectively to products with higher than prevailing interest rates. Shareowner resolutions are sometimes filed asking for the development of policies to prevent predatory lending practices.

    The Fund advisor will support proposals calling on companies to address and eliminate predatory lending practices.

          Insurance Companies and Economically Targeted Investments

Economically targeted investments (ETIs) are loans made to low-to-moderate income communities or individuals to foster and promote, among other things, small businesses and farms, affordable housing and community development banks and credit unions. At present, insurance companies put less than one-tenth of one percent of their more than $1.9 trillion in assets into ETIs. Shareowner resolutions are sometimes filed asking for reports outlining how insurers could implement an ETI program.

    The Fund advisor will support proposals encouraging adoption of or participation in economically targeted investment programs that can be implemented at reasonable cost.

          Healthcare

Many communities are increasingly concerned about the ability of for-profit health care institutions to provide quality health care. Shareholders have asked corporations operating hospitals for reports on the quality of their patient care.

    The Fund advisor will ordinarily support resolutions that call on hospitals to submit reports on patient healthcare and details of health care practices.

I.      Political Action Committees and Political Partisanship

Shareholders have a right to know how corporate assets are being spent in furtherance of political campaigns, social causes or government lobbying activities. Although companies are already required to make such disclosures pursuant to federal and state law, such information is often not readily available to investors and shareowners. Moreover, corporate lobbying activities and political spending may at times be inconsistent with or actually undermine shareholder and stakeholder interests that companies are otherwise responsible to protect.

    The Fund advisor will ordinarily support resolutions asking companies to disclose political spending made either directly or through political action committees, trade associations and/or other advocacy associations.
    The Fund advisor will ordinarily support resolutions asking companies to disclose the budgets dedicated to public policy lobbying activities.
    The Fund advisor will ordinarily support resolutions requesting that companies support public policy activities including lobbying or political spending that are consistent with shareholder or other stakeholder efforts to strengthen policies that protect workers, communities, the environment, public safety, or any of the other principles embodied in these Proxy Voting Guidelines.

J.      Other Issues

All social issues that are not covered in these guidelines are delegated to the Fund's advisor to vote in accordance with the Fund's specific social criteria. In addition to actions taken pursuant to the fund's Conflict of Interest Policy, Calvert Social Research Department ("CSRD") will report to the Boards on issues not covered by these guidelines as they arise.

IV.      CONFLICT OF INTEREST POLICY

All Calvert Funds strictly adhere to the proxy voting guidelines detailed above in Sections I and II, above.

Thus, generally, adherence to the Proxy Voting Guidelines will leave little opportunity for a material conflict of interest to emerge between any of the Funds, on the one hand, and the Fund's investment advisor, sub-advisor, principal underwriter, or an affiliated person of the Fund, on the other hand.

Nonetheless, upon the occurrence of the exercise of voting discretion where there is a variance in the vote from the Proxy Voting Guidelines, which could lend itself to a potential conflict between these interests, a meeting of the Audit Committee of the Fund that holds that security will be immediately convened to determine how the proxy should be voted.

Adopted September 2000
Revised September 2002
Revised June 2003
Revised August 2004
Approved December 2004
Revised January 2008
Approved March 2008

APPENDIX B

CORPORATE BOND AND COMMERCIAL PAPER RATINGS (source: Standard & Poor's)

Bonds

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A carries elements which may cause the obligation to be more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: An obligation rated BBB exhibits adequate protection parameters but may be susceptible to adverse changes in economic conditions or changing circumstances which are likely to lead to a weakened capacity for the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: These obligations are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these factors are outweighed by large uncertainties and/or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues, however this type of obligation is subject to major ongoing uncertainties and/or exposure to adverse business, financial, or economic conditions which could result in the obligor's inability to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity meet its financial commitment on the obligations. Adverse business, financial, and/or economic conditions may impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions in order to sustain its ability to meet its financial commitment on the obligation. Should adverse business, financial and/or economic conditions occur, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: An obligation rated C is often associated with situations in which a bankruptcy petition has been filed or where similar action has been taken but payment on the obligation is being continued.

D: An obligation rated D is in payment default. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used when a bankruptcy petition has been filed or other similar action when payments on the obligation are deemed to be jeopardized.

Notes

SP-1: These issues are considered as having a strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

SP-2: These issues are considered as having a satisfactory capacity to pay principal and interest.

SP-3: These issues are considered as having a speculative capacity to pay principal and interest.

Commercial Paper

A-1: This rating indicates a strong degree of safety regarding timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: This rating indicates a satisfactory degree of safety regarding timely payment.

A-3: This rating indicates that the issue carries an adequate capacity for timely payment, however it is more vulnerable to the adverse effects of changes in circumstances than those obligations with higher ratings.

Long-Term Obligation Ratings (source: Moody's Investors Service)

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings (source: Moody's Investors Service)

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.